Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TELKONET, INC.
(Name of Registrant as Specified In Its Charter) N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE: This revised Schedule 14A is being filed solely to revise a typographical error that omitted the words “and Warrant Shares” in both the heading and the Recommendation of Board of Directors of Proposal 2, the summary of Proposal 2 in the section entitled “Questions and Answers about the Transaction” and on the proxy card. The typographical error was discovered prior to printing and mailing.

The accompanying proxy statement is dated September 22, 2021 and, together with the enclosed form of proxy card, is first being mailed to stockholders on or about September 23, 2021.

TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

September 22, 2021

To the Stockholders of Telkonet, Inc.:

You are cordially invited to attend a special meeting of the stockholders (the “Special Meeting”) of Telkonet, Inc. (“Telkonet”), a Utah corporation, which will be held at 20800 Swenson Drive, Suite 175, Waukesha, Wisconsin 53186, at 9:00 a.m., Central time, on Wednesday, October 27, 2021, unless postponed or adjourned to a later date.

On August 6, 2021, Telkonet and VDA Group S.p.A., an Italian joint stock company (“VDA”), entered into a Stock Purchase Agreement (as it may be amended from time to time, the “Purchase Agreement”), pursuant to which VDA will, at the closing, contribute $5,000,000 to Telkonet and, in exchange, Telkonet will issue to VDA 162,900,947 shares of Telkonet common stock (the “Common Stock”) and a warrant (the “Warrant”) to purchase 105,380,666 additional shares of Common Stock (the “Warrant Shares”). Telkonet is holding the Special Meeting to obtain the stockholder approvals necessary to complete these transactions and related matters. At the Special Meeting, Telkonet will ask its stockholders to, among other things:

1.	approve an amendment to Telkonet’s Amended and Restated Articles of Incorporation to increase the authorized shares of Common Stock of Telkonet from 190,000,000 shares to 475,000,000 shares;
2.	approve the issuance of shares of Telkonet Common Stock and the Warrant and the Warrant Shares to VDA pursuant to the terms of the Purchase Agreement;
3.	consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals set forth above; and
4.	transact such other business as may properly come before the stockholders at the Special Meeting or any adjournment or postponement thereof.

The enclosed proxy statement provides detailed information about the Special Meeting. We encourage you to read the proxy statement and its annexes carefully and in their entirety, as they contain important information.

On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of this matter.

Sincerely,

Jason Tienor
Chief Executive Officer

Waukesha, Wisconsin
September 22, 2021

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the transactions described in this letter or the accompanying proxy statement, passed upon the merits or fairness of such transactions or passed upon the adequacy or accuracy of the disclosure in the accompanying proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated September 22, 2021 and, together with the enclosed form of proxy card, is first being mailed to stockholders on or about September 23, 2021.

TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

September 22, 2021

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 27, 2021

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Telkonet, Inc., a Wisconsin corporation (“Telkonet,” the “Company,” “we,” “us,” or “our”), will be held on Wednesday, October 27, 2021, at 9:00 a.m., Central time, at the principal executive offices of Telkonet, 20800 Swenson Drive, Suite 175, Waukesha, Wisconsin 53186. At the Special Meeting, Telkonet stockholders will be asked to consider and vote upon the following proposals:

1.	to approve an amendment (the “Amendment”) to Telkonet’s Amended and Restated Articles of Incorporation to increase the authorized shares of common stock of Telkonet (the “Common Stock”) from 190,000,000 shares to 475,000,000 shares;
2.	to approve the issuance of shares of Telkonet Common Stock and the Warrant and Warrant Shares (as defined in the accompanying proxy statement) to VDA Group S.p.A., an Italian joint stock company (“VDA”) pursuant to the terms of the Stock Purchase Agreement, dated as of August 6, 2021, between Telkonet and VDA;
3.	to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals set forth above; and
4.	to transact such other business as may properly come before the stockholders at the Special Meeting or any adjournment or postponement thereof.

Only holders of record of our Common Stock, par value $0.001 per share, holders of record of our Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and holders of record of our Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and, collectively with the Series A Preferred Stock, the “Preferred Stock”) at the close of business on September 17, 2021 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting, and at any postponements or adjournments thereof. With respect to Proposal 1 (as defined in the attached proxy statement), holders of our Common Stock will vote (i) as a separate class and (ii) with holders of our Series A Preferred Stock (on an as-converted basis) and our Series B Preferred Stock (on an as-converted basis) as a single class. With respect to Proposals 2 and 3 (as defined in the attached proxy statement), holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as-converted basis together with holders of our Common Stock as a single class. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Special Meeting; each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Special Meeting; and each share of Series B Preferred Stock is entitled to 38,461 votes on all matters to be voted on at the Special Meeting. At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock and Series B Preferred Stock each on an as-converted basis, representing an aggregate of 4,548,162 shares of Common Stock for such purposes) must be represented at the Special Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business. In addition, with respect to Proposal 1, at least a majority of our shares of Common Stock outstanding on the Record Date and entitled to vote as a separate class must be represented at the Special Meeting, either in person or by proxy, in order to constitute a quorum. Abstentions will be counted for purposes of determining the presence or absence of a quorum. Only stockholders of record, their duly authorized proxy holders, beneficial stockholders with proof of ownership and our guests may attend the Special Meeting. If you hold your shares in “street name” and you do not direct your broker, bank or other nominee to vote, your unvoted shares will not be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum and will not be entitled to vote.

THE BOARD OF DIRECTORS HAS DETERMINED THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS FAIR TO, AND IN THE BEST INTERESTS OF, TELKONET AND ITS STOCKHOLDERS AND HAS APPROVED EACH SUCH PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF TELKONET VOTE “FOR” EACH OF THE PROPOSALS. EACH OF THE PROPOSALS TO APPROVE THE AMENDMENT AND TO APPROVE THE ISSUANCE OF THE TELKONET SHARES, WARRANT AND WARRANT SHARES ARE DEPENDENT ON ONE ANOTHER SUCH THAT EACH MUST BE APPROVED OR NEITHER SHALL BE DEEMED APPROVED.

Your vote is very important. Whether or not you plan to attend the Special Meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. If you attend the Special Meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals without your instructions.

The proxy statement, proxy card and all accompanying materials are also available on the following website: http://www.proxyvote.com.

We encourage you to review all of the information contained in the proxy statement and accompanying materials before voting. This notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information. If you would like to receive additional paper or email copies of the proxy materials at no charge, or if you would like information about how to attend the Special Meeting in person, please contact Laurel Hill Advisory Group LLC at (888) 742-1305 or telkonet@laurelhill.com on or before October 20, 2021, to facilitate timely delivery.

By order of the board of directors

Richard E. Mushrush
Secretary
Waukesha, Wisconsin
September 22, 2021

TELKONET, INC.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

414-302-2299

PROXY STATEMENT

This proxy statement and proxy card are being mailed to our stockholders beginning on or about September 23, 2021, in connection with the solicitation of proxies to be voted at the special meeting of our stockholders to be held at our offices in Waukesha, Wisconsin, on Wednesday, October 27, 2021, at 9:00 a.m., local time, and at any postponement or adjournment thereof (the “Special Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders and as described herein. In this proxy statement, “Telkonet,” the “Company,” “we,” “us” and “our” refer to Telkonet, Inc.

Only holders of record of our common stock, par value $0.001 per share (the “Common Stock”), holders of record of our Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and holders of record of our Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and, collectively with the Series A Preferred Stock, the “Preferred Stock”) at the close of business on September 17, 2021 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting, and at any postponements or adjournments thereof. With respect to Proposal 1 (as defined below), holders of our Common Stock will vote (i) as a separate class and (ii) with holders of our Series A Preferred Stock (on an as-converted basis) and our Series B Preferred Stock (on an as-converted basis) as a single class. With respect to Proposals 2 and 3 (as defined below), holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as-converted basis together with holders of our Common Stock as a single class. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Special Meeting; each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Special Meeting; and each share of Series B Preferred Stock is entitled to 38,461 votes on all matters to be voted on at the Special Meeting. At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock and Series B Preferred Stock each on an as-converted basis, representing an aggregate of 4,548,162 shares of Common Stock for such purposes) must be represented at the Special Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business. In addition, with respect to Proposal 1, at least a majority of our shares of Common Stock outstanding on the Record Date and entitled to vote as a separate class must be represented at the Special Meeting, either in person or by proxy, in order to constitute a quorum. Abstentions will be counted for purposes of determining the presence or absence of a quorum. Only stockholders of record, their duly authorized proxy holders, beneficial stockholders with proof of ownership and our guests may attend the Special Meeting.

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THE SPECIAL MEETING

Date, Time and Place

We will hold the Special Meeting on Wednesday, October 27, 2021, at 9:00 a.m., Central time, at the principal executive offices of Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, Wisconsin 53186.

Purpose of the Special Meeting

On August 6, 2021, Telkonet and VDA Group S.p.A., an Italian joint stock company (“VDA”), entered into a Stock Purchase Agreement (as it may be amended from time to time, the “Purchase Agreement”), pursuant to which VDA will, at the closing, contribute $5,000,000 to Telkonet (the “Financing”) and, in exchange, Telkonet will issue to VDA (the “Issuance”): (i) 162,900,947 shares of common stock of Telkonet (the “Common Stock”); and (ii) a warrant (the “Warrant”) to purchase 105,380,666 additional shares of Common Stock (the “Warrant Shares”) (the Financing and the Issuance referred to herein collectively as the “Transaction”). Also in connection with the Transaction, the majority of the existing members of Telkonet’s board of directors (the “Board”) will resign and the vacancies resulting from those resignations will be filled by individuals designated by VDA and appointed by the remaining Board members, resulting in a change of control of the Board. The Transaction is subject to customary closing conditions, including, without limitation (i) approval by stockholders of an amendment (the “Amendment”) to Telkonet’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and the filing of the Amendment with the Utah Division of Corporations and Commercial Code and (ii) approval of the Issuance by stockholders of Telkonet, each as described below.

At the Special Meeting, Telkonet stockholders will be asked to consider and vote upon the following proposals:

1.	to approve the Amendment to increase the authorized shares of Common Stock of Telkonet from 190,000,000 shares to 475,000,000 shares (“Proposal 1”);
2.	to approve the issuance of shares of Telkonet Common Stock and the Warrant and Warrant Shares to VDA pursuant to the terms of the Purchase Agreement (“Proposal 2”);
3.	to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals set forth above (“Proposal 3”); and
4.	to transact such other business as may properly come before the stockholders at the Special Meeting or any adjournment or postponement thereof.

To consummate the Transaction, stockholders of Telkonet must approve Proposal 1 and Proposal 2. Each of Proposal 1 and Proposal 2 must be approved by the Telkonet stockholders or neither will be deemed approved. Telkonet is also requesting that stockholders approve Proposal 3.

Voting Rights

Only holders of record of our Common Stock, Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock,” and together with the Series A Preferred Stock, the “Preferred Stock”) at the close of business on September 17, 2021 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting, and at any postponements or adjournments thereof. With respect to Proposal 1, holders of our Common Stock will vote (i) as a separate class and (ii) with holders of our Series A Preferred Stock (on an as-converted basis) and our Series B Preferred Stock (on an as-converted basis) as a single class. With respect to Proposals 2 and 3, holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as-converted basis together with holders of our Common Stock as a single class. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Special Meeting; each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Special Meeting; and each share of Series B Preferred Stock is entitled to 38,461 votes on all matters to be voted on at the Special Meeting.

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Quorum

In order to conduct business at the Special Meeting, a quorum of stockholders is necessary to hold a valid meeting. At least a majority of our shares outstanding on the Record Date and entitled to vote (counting our Series A Preferred Stock and Series B Preferred Stock each on an as-converted basis, representing an aggregate of 4,548,162 shares of Common Stock for such purposes) must be represented at the Special Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business. In addition, with respect to Proposal 1, at least a majority of our shares of Common Stock outstanding on the Record Date and entitled to vote as a separate class must be represented at the Special Meeting, either in person or by proxy, in order to constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. If there is no quorum, the holders of a majority of shares present at the Special Meeting in person or represented by proxy may adjourn the Special Meeting to another date. Abstentions will be counted for purposes of determining the presence or absence of a quorum. If you hold your shares in “street name” and you do not direct your broker, bank or other nominee to vote, your unvoted shares will not be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum and will not be entitled to vote.

Vote Required; Abstentions

Each of our Series A Preferred Stock and Series B Preferred Stock is entitled to vote on the proposals on an as-converted basis with our Common Stock as a single class. With respect to Proposal 1, our Common Stock is also entitled to vote as a separate class. With respect to each of the proposals, each share of Common Stock is entitled to one vote; each share of Series A Preferred Stock is entitled to 13,774 votes; and each share of Series B Preferred Stock is entitled to 38,461 votes. Proposal 1 will be approved if the number of votes cast in favor exceeds the number of votes cast against Proposal 1 by both the holders of the Common Stock voting as a separate class and the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock voting as a single class. Each of Proposal 2 and Proposal 3 (if a quorum is present, in the case of Proposal 3) will be approved if the number of votes cast in favor exceed the number of votes cast against each Proposal. If a quorum is not present at the Special Meeting for Proposal 1 and/or Proposal 2, Proposal 3 will be approved if the holders of a majority of shares present at the Special Meeting in person or represented by proxy vote to approve it.

We have further described the vote necessary for each proposal in the description of that proposal in this proxy statement. Each of Proposals 1 and 2 are conditioned upon each other and the approval of each such proposal is a condition to the completion of the Transaction. Therefore, the Transaction cannot be consummated without the approval of both Proposals 1 and 2. Telkonet is also asking stockholders to approve Proposal 3.

Voting ceases when the polls are closed at the Special Meeting. You may abstain from voting on any Proposal. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Abstentions from voting are not considered as votes affirmatively cast and therefore will have no effect on the vote required.

Voting Agreements

In connection with the Purchase Agreement, certain Telkonet stockholders have entered into Voting Agreements with VDA, pursuant to which such stockholders have agreed to commit their shares of Telkonet Common Stock and Preferred Stock (as applicable) to vote in favor of the Amendment and the approval of the Issuance, if a vote, consent or other approval with respect to such matters is sought, and to vote against (i) any Acquisition Proposal (as defined in the Purchase Agreement) other than the Purchase Agreement and (ii) any amendment to the Company’s Organizational Documents (as defined in the Purchase Agreement) other than the Amendment as described in Proposal 1. The Telkonet stockholders who have agreed to Voting Agreements owned, as of September 17, 2021, approximately 10% of the outstanding Telkonet Common Stock and Preferred Stock (on an as-converted basis). Other than these agreements, Telkonet has no knowledge of any voting agreements among its stockholders.

There are no persons known to the management of Telkonet to be the beneficial owners of more than 5% of the outstanding shares of Telkonet Common Stock other than as set forth below under “Security Ownership of Certain Beneficial Owners and Management.” As of September 17, 2021, the directors and executive officers of Telkonet owned or controlled less than 12% of the outstanding shares of Telkonet Common Stock entitled to vote at the Special Meeting.

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Methods of Voting; Voting of Proxies; Revocability of Proxies

The proxy accompanying this proxy statement is solicited on behalf of the Board for use at the Special Meeting. This proxy statement and the proxy card are also available at http://www.proxyvote.com.

If you are a stockholder of record, you may vote in one of the following ways:

Vote by Internet: Visit the website noted on your proxy card to vote via the Internet.

Vote By Telephone: Call the number noted on your proxy card to vote by telephone.

Vote By Mail: Sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Vote in Person: Sign and date the proxy card you receive and return it in person at the Special Meeting.

If you are a beneficial owner of shares held of record by a broker, bank or other nominee (i.e., in “street name”), you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As the beneficial owner, you are also invited to attend the Special Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. As all proposals presented in this proxy statement are non-routine, if you are a street-name holder and do not provide instructions to your broker on one or more of the proposals then your broker may not vote your shares on such proposals. If you hold your shares in street name and have not provided instructions to your broker, we strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is exercised. Proxies may be revoked by:

•	filing with the Corporate Secretary of Telkonet, at or before the taking of the vote at the Special Meeting, a written notice of revocation dated later than the proxy;
•	voting again at a later date (but prior to the Special Meeting) on the Internet or by telephone;
•	executing a later dated proxy relating to the same shares of stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the Special Meeting; or
•	attending the Special Meeting and voting in person.

Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the Special Meeting. Attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the Special Meeting.

If your shares of stock are registered directly in your name with our transfer agent, you are considered to be the stockholder of record with respect to those shares, and the proxy materials and proxy card are being sent directly to you by Telkonet. If you are a stockholder of record, you may attend the Special Meeting and vote your shares in person. However, even if you plan to attend the Special Meeting in person, Telkonet requests that you sign and return the enclosed proxy card to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

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If you are a record owner of your shares (i.e., your shares are held in your name), you must show government-issued identification to attend the Special Meeting. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or other nominee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

All properly executed proxies that are not revoked will be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting in accordance with the instructions contained in your proxy. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted in the discretion of the proxies. The proxies intend to vote in favor of all of the proposals. If any other matter is properly presented at the Special Meeting, your proxy will vote your shares using his or her best judgment.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Solicitation of Proxies

The Company will pay for the entire cost of soliciting proxies, including the printing and filing of this proxy statement, the notice accompanying this proxy statement, the proxy card and any additional information provided to stockholders. The Company anticipates that the cost of soliciting proxies will be approximately $75,000. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the reasonable out-of-pocket expenses they incur to forward proxy materials to beneficial owners.

Other Matters

As of the date of this proxy statement, the Board does not know of any business to be presented at the Special Meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the Special Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and periodic reports. This means that only one copy of our proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact Laurel Hill Advisory Group LLC (“Laurel Hill”) at (888) 742-1305 or telkonet@laurelhill.com. If you want to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us at the above address and phone number.

Additional Information

The Company has retained Laurel Hill to assist with the solicitation of proxies. If you have questions about the Transaction, including the procedures for voting your shares, or would like additional copies of this proxy statement without charge, please contact Laurel Hill at (888) 742-1305 or telkonet@laurelhill.com on or before October 20, 2021, to facilitate timely delivery.

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QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

The following questions and answers address some commonly asked questions regarding the Transaction, the Purchase Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.

Q:       What is the Transaction?

A:        As discussed in more detail below under “The Transaction,” Telkonet and VDA entered into the Purchase Agreement on August 6, 2021, pursuant to which VDA will, at the closing, contribute $5,000,000 to Telkonet and, in exchange, Telkonet will issue to VDA 162,900,947 shares of Common Stock and the Warrant. Also in connection with the Transaction, the majority of the existing members of Telkonet’s Board will resign and the vacancies resulting from those resignations will be filled by individuals designated by VDA and appointed by the remaining Board members, resulting in a change of control of the Board.

Following the issuance of Common Stock to VDA pursuant to the Purchase Agreement, VDA will own 53% of the issued and outstanding Common Stock on a fully diluted as exercised/converted basis and could own as much as 65% if it fully exercises the Warrant. As a result, our current stockholders would own between 35% and 47% of the Common Stock and Common Stock equivalents (i.e., warrants, options and other convertible securities issued and outstanding at closing) following the Transaction. Accordingly, the Transaction will result in a change of control of the Company.

The Transaction is subject to customary closing conditions, including, without limitation (i) approval by stockholders of an amendment to Telkonet’s Articles of Incorporation and the filing of the amendment and (ii) approval of the Issuance by stockholders of Telkonet.

At the Special Meeting, Telkonet stockholders will be asked to consider and vote upon the following proposals related to the Transaction:

1.	to approve an amendment to Telkonet’s Articles of Incorporation to increase the authorized shares of Common Stock of Telkonet from 190,000,000 shares to 475,000,000 shares (“Proposal 1”);
2.	to approve the issuance of shares of Telkonet Common Stock and the Warrant and Warrant Shares to VDA pursuant to the terms of the Purchase Agreement (“Proposal 2”);
3.	to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals set forth above (“Proposal 3”); and
4.	to transact such other business as may properly come before the stockholders at the Special Meeting or any adjournment or postponement thereof.

Q:       What is the reason for the Transaction?

A:        For a discussion of the reasons for the Transaction, please see “The Transaction – Reasons for the Transaction” below.

Q:        How did the Board determine the fairness of the Financing and the Transaction to the stockholders?

A:        In reaching its conclusion that the Transaction is in our best interests and the best interests of all of our stockholders, the Board reviewed the opinion provided by Houlihan Capital, LLC (“Houlihan Capital”) with respect to the fairness of the Financing for the Transaction. In connection with providing its fairness opinion, Houlihan Capital conducted an independent valuation of the Company and determined the fair value per share of our Common Stock. For more information about the opinion provided by Houlihan Capital and the methods used by Houlihan Capital in evaluating and analyzing the Financing and the Transaction, please see “The Transaction – Opinion of Financial Advisor” below.

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Q:       What approvals by the stockholders of Telkonet are required to consummate the Transaction?

A:        To consummate the Transaction, stockholders of Telkonet must approve Proposal 1 and Proposal 2. Both Proposal 1 and Proposal 2 must be approved or neither will be deemed approved. Both Proposals must be approved to complete the Transaction. Telkonet is also requesting that stockholders approve Proposal 3.

Q:       What will happen to Telkonet if, for any reason, the Transaction does not close?

A:        If, for any reason, the Transaction does not close, the Board may elect to, among other things, attempt to complete another strategic transaction, attempt to sell or otherwise dispose of the various assets of the Company, dissolve and liquidate its assets, or continue to operate the business of Telkonet. If Telkonet decides to dissolve and liquidate its assets, Telkonet would be required to pay all of its debts and contractual obligations and to set aside certain reserves for potential future claims, and there can be no assurances as to the amount or timing of available cash left, if any, to distribute to stockholders after paying the debts and other obligations of Telkonet and setting aside funds for reserves.

Q:       Who will be the directors of Telkonet following the Transaction?

A:       Immediately following the closing of the Transaction, the board of directors of Telkonet is expected to consist of five members, including three members appointed by VDA. The members of the Telkonet board of directors immediately following the Transaction are expected to be: Piercarlo Gramaglia, Flavio de Paulis, Steven E. Quick, Tim S. Ledwick, and Jason L. Tienor.

Q:       Who will be the officers of Telkonet following the Transaction?

A:       Immediately following the closing of the Transaction, the executive management of Telkonet is expected to be comprised of members of the Telkonet executive management team prior to the Transaction and representatives of VDA, as set forth below:

Name	Title
Piercarlo Gramaglia	Chief Executive Officer
Jason L. Tienor	Chief Sales & Operations Officer of the Americas
Richard E. Mushrush	Chief Financial Officer
Jeffrey Sobieski	Chief Technology Officer

Q:       When do you expect the Transaction to be consummated?

A:       The Transaction is anticipated to close shortly after the Special Meeting if it is authorized at the Special Meeting by virtue of the stockholders’ approval of Proposal 1 and Proposal 2.

Q:       Why am I receiving this Proxy Statement?

A:       You are receiving this proxy statement because you have been identified as a stockholder of Telkonet on the Record Date (as defined below) and are therefore entitled to notice of and to vote at the Special Meeting to approve the matters set forth above. This document serves as a proxy statement of Telkonet used to solicit proxies for its Special Meeting of stockholders to vote on the matters set forth above.

Q:        What is a proxy?

A:       A proxy is your legal designation of another person to vote your shares. The written document describing the matters to be considered and voted on at the Special Meeting is called the proxy statement. The document used to designate a proxy to vote your shares is called the proxy card.

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Q:       How will the Special Meeting be conducted?

A:       For information about the time, place and conduct of the Special Meeting, see “The Special Meeting” above.

Q:       Who is entitled to vote at the Special Meeting?

A: Only holders of record of our Common Stock, Series A Preferred Stock and Series B Preferred Stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting, and at any postponements or adjournments thereof.  With respect to Proposal 1, holders of our Common Stock will vote (i) as a separate class and (ii) with holders of our Series A Preferred Stock (on an as-converted basis) and our Series B Preferred Stock (on an as-converted basis) as a single class. With respect to Proposals 2 and 3, holders of our Series A Preferred Stock and holders of our Series B Preferred Stock will each vote on an as-converted basis together with holders of our Common Stock as a single class. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Special Meeting; each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Special Meeting; and each share of Series B Preferred Stock is entitled to 38,461 votes on all matters to be voted on at the Special Meeting.

As of the close of business on the Record Date, there were 136,311,335 shares of Common Stock, 185 shares of Series A Preferred Stock, and 52 shares of Series B Preferred Stock outstanding and entitled to vote at the Special Meeting, held by 206 holders of record.

Q:       What do I need to know to vote?

A:       See “The Special Meeting – Methods of Voting; Voting of Proxies; Revocability of Proxies” above.

Q:       As a stockholder of Telkonet, how does the Board recommend that I vote?

A:       After careful consideration, the Board recommends that stockholders vote “FOR” all of the proposals presented in this proxy statement.

Q:       Who can help answer my questions?

A:       If you have questions about the Transaction, including the procedures for voting your shares, please contact Laurel Hill at (888) 742-1305 or telkonet@laurelhill.com.

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THE TRANSACTION

The description of the Transaction in this section and elsewhere in this document is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is attached as Annex A and is incorporated by reference into this document. This summary does not purport to be complete and may not contain all of the information about the Transaction that is important to you. You are encouraged to read the Purchase Agreement carefully and in its entirety.

Except as otherwise specifically noted in this proxy statement, “Telkonet,” the “Company,” “we,” “our,” “us” and similar words refer to Telkonet, Inc. Throughout this proxy statement, we refer to VDA Group S.p.A. as “VDA.” In addition, throughout this proxy statement we refer to the Stock Purchase Agreement, dated August 6, 2021, by and between the Company and VDA as the “Purchase Agreement.”

Summary

On August 6, 2021, Telkonet and VDA entered into the Purchase Agreement, pursuant to which VDA will, at the closing, contribute $5,000,000 to Telkonet (the “Financing”) and, in exchange, Telkonet will issue to VDA (the “Issuance”): (i) 162,900,947 shares of common stock of Telkonet (the “Common Stock”); and (ii) a warrant (the “Warrant”) to purchase 105,380,666 additional shares of Common Stock (the “Warrant Shares”) (the Financing and the Issuance referred to herein collectively as the “Transaction”). Also in connection with the Transaction, the majority of the existing members of Telkonet’s Board will resign and the vacancies resulting from those resignations will be filled by individuals designated by VDA and appointed by the remaining Board members, resulting in a change of control of the Board. The Transaction under the Purchase Agreement is subject to customary closing conditions, including, without limitation: (i) approval by the stockholders of Telkonet and the filing of an amendment to Telkonet’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), as described below; (ii) the approval by the stockholders of Telkonet of the issuance of the shares of Common Stock and the Warrant to VDA to effectuate the Transaction; (iii) the absence of a material adverse effect on the Company; and (iv) certain Company cash flow requirements.

Following the issuance of Common Stock to VDA pursuant to the Purchase Agreement, VDA will own 53% of the issued and outstanding Common Stock on a fully diluted as exercised/converted basis and could own as much as 65% if it fully exercises the Warrant. As a result, our current stockholders would own between 35% and 47% of the Common Stock and Common Stock equivalents (i.e., warrants, options and other convertible securities issued and outstanding at closing) following the Transaction. Accordingly, the Transaction will result in a change of control of the Company.

The Companies

Telkonet, Inc.

Telkonet, formed in 1999 and incorporated under the laws of the state of Utah, is the creator of the EcoSmart and the Rhapsody Platforms of intelligent automation solutions designed to optimize energy efficiency, comfort and analytics in support of the emerging Internet of Things. The platforms are deployed primarily in the hospitality, educational, governmental and other commercial markets, and are specified by engineers, HVAC professionals, building owners, and building operators. We currently operate in a single reportable business segment. In 2007, the Company acquired substantially all of the assets of Smart Systems International, which was a provider of energy management products and solutions to customers in the United States and Canada and the precursor to the Company’s EcoSmart Platform. In 2020, the Company launched the Rhapsody Platform, which simplifies the installation and setup of the Company’s newest products and integrations. Both platforms provide comprehensive savings, management reporting, analytics and virtual engineering of a customer’s portfolio and/or property’s room-by-room energy consumption. Telkonet has deployed more than a half million intelligent devices worldwide in properties within the hospitality, educational, governmental and other commercial markets. The platforms are recognized as solutions for reducing energy consumption, operational costs and carbon footprints, and eliminating the need for new energy generation in these marketplaces – all whilst improving occupant comfort and convenience.

The authorized capital stock of the Company consists of (i) 190,000,000 shares of Common Stock and (ii) 15,000,000 shares of Preferred Stock. As of the close of business on the Record Date, there were 136,311,335 shares of Common Stock, 185 shares of Series A Preferred Stock, and 52 shares of Series B Preferred Stock outstanding. Shares of Common Stock are entitled to one vote per share; shares of Series A Preferred Stock are entitled to 13,774 votes per share; and shares of Series B Preferred Stock are entitled to 38,461 votes per share.

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VDA

VDA, headquartered in Pordenone, Italy, is an Italian company founded in 1980 that develops and realizes advanced solutions for integrated Room Management and Interactive Television Systems, primarily in the world-wide hospitality market. Thanks to its 100% made-in- Italy technology and its in-house research and development, VDA has secured a leading position in the sector, positioning itself as a smart room solution provider. With over 250,000 active installations for the most prestigious hotels in the world, VDA leads the industry as a reference technological partner for tailor-made solutions that can improve the guest experience. VDA operates in 30 countries through branches in the UK, the UAE, Hong Kong and Thailand.

Previous Efforts to Explore Strategic Alternatives

In mid-2018, we engaged an investment banker and began to explore strategic alternatives to maximize stockholder value, including but not limited to, a sale of the Company, an investment in the Company, a merger or other business combination, a sale of all or substantially all assets or a strategic joint venture. During the remainder of 2018 and through 2019, we received and reviewed multiple letters of intent from different potential strategic partners but we concluded that none of those proposed strategic alternatives would be in the best interests of the stockholders. For example, some proposals offered a price that was too low or involved a counterparty we were not confident could finance their proposal or ultimately complete a transaction.

The beginning of the COVID-19 pandemic put our efforts on hold for the first half of 2020. During the Spring of 2020, Mr. Tienor met with VDA to discuss the possibility of partnering. Initially, we discussed a business combination with VDA but both parties decided that the Transaction represented the best opportunity to maximize stockholder value. The Board approved the Transaction on August 6, 2021.

Reasons for the Transaction

We believe the Transaction will provide us with an excellent opportunity to increase our investment in our targeted industries and to reach the optimum size for competing those industries. In addition, we and VDA expect that the cross-marketing of each entity’s product lines and certain cooperative activities with respect to their independent business operations will create value for Telkonet stockholders by leveraging the respective strengths of each business in the following principal areas:

Platform integration. VDA and Telkonet will be able to offer their respective clients, particularly in the hospitality sector, a comprehensive and advanced Guest Room Management System (GRMS) and Energy Management System (EMS) integrated solution. The technical synergies between GRMS and EMS platforms create a more attractive product suite which could result in revenue growth for Telkonet.

Marketing and Support. Telkonet will benefit from having a U.S. and global sales force with expanded marketing reach to enable the sale and support of Telkonet products globally (including Europe, Asia and the Middle East, where VDA currently sells its products), and, upon adaption of VDA’s platform and upon achieving Underwriting Laboratories’ certification, the sale and support of VDA’s platform in the U.S.. Telkonet and VDA have a shared end-market focus and will use multi-channel and multi-brand strategies to reach a broader target audience, which will drive sales and revenue growth for Telkonet going forward.

Research and Development. Telkonet and VDA will have an increased scale of research and development, combined greater expertise in information technology and systems, and larger staff size to drive greater productivity and efficiencies, eliminate duplicative processes and enable Telkonet to reduce time to market for products. The potential ability to complete the entire automation life cycle of the development of new products, from research and development (with a growing focus on IoT impact) to procurement production, integration and analysis, should enable Telkonet to offer new and improved products and innovative solutions to benefit and address the needs of new and existing clients.

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Supplier Synergies. Telkonet and VDA will be able to execute supplier optimizations and cost reductions based on the increased purchasing power resulting from cooperation between Telkonet and VDA and their ability to negotiate with suppliers, as well as the implementation of integrated best practices previously used by each entity, including the ability to insource certain manufacturing operations and identify suppliers. This is expected to increase Telkonet’s gross margin and thus enhance its profitability.

Pre-existing client relationships. Telkonet and VDA separately provide services to a wide array of industries, including the hospitality industry, and together are approved in most of the largest international hotel chains. Telkonet and VDA should be able to integrate and maximize these synergies to enable Telkonet to expand its customer base.

Avoiding Conflicts of Interest. Telkonet will operate as an independent business from VDA. Commercial transactions between VDA and Telkonet such as purchases of goods, and allocation of costs, will be conducted, on behalf of Telkonet, by a committee of directors not appointed by VDA, or other methodology acceptable to such directors intended to maintain arm’s length decision making.

Providing Needed Capital. As disclosed in Telkonet’s public filings, Telkonet has continued to sustain operating losses, with a cumulative loss to June 30, 2021 of approximately $128,000,000. The additional capital provided by the Transaction, as well as the above referenced strategic advantages arising from the Transaction, is seen by the Telkonet Board as the best opportunity Telkonet has to maintain its operations and eventually make Telkonet profitable.

Interests of Telkonet’s Directors and Executive Officers in the Transaction

When considering the recommendation of the Board that you vote to approve the Amendment and the Issuance, you should be aware that our directors and executive officers may have interests in the Transaction that are different from, or in addition to, your interests as a stockholder. As discussed below under “The Transaction – Executive Compensation – Employment and Services Agreements,” Mr. Tienor, Mr. Mushrush and Mr. Sobieski are expected to execute new employment agreements with the Company in connection with the Transaction. In addition, as discussed in more detail below under “The Transaction – Directors and Executive Officers – Director Compensation,” upon the closing of the Transaction, all current non-employee directors will receive any unpaid compensation in one cash lump sum, which may not have been possible without the Transaction.

Purchase Agreement and Related Agreements

On August 6, 2021, Telkonet and VDA entered into the Purchase Agreement, pursuant to which VDA will, at the closing, contribute $5,000,000.00 to Telkonet and, in exchange, Telkonet will issue to VDA (i) 162,900,947 shares of Common Stock of Telkonet; and (ii) the Warrant to purchase 105,380,666 additional shares of Common Stock.

Under the terms of the Warrant, VDA is entitled to purchase the additional shares of Common Stock, at an exercise price of $.001 per share, at any time beginning on the date the Company achieves a volume weighted average price of the aggregate outstanding Common Stock of at least $17,000,000, measured for a period of time consisting of sixty (60) consecutive trading days and ending five years after the date of issuance of the Warrant; provided, however, that the Warrant may not be exercised for the first 12 months from the closing of the Transaction.

The Transaction is subject to customary closing conditions, including, without limitation: (i) approval by the stockholders of Telkonet of Proposal 1 and Proposal 2 and filing of the Amendment as described below; (ii) the absence of a material adverse effect on the Company; and (iii) certain Company cash flow requirements. The Purchase Agreement also contains customary representations and covenants and provides that VDA will be entitled to registration rights in respect of the shares purchased. VDA may assign all or a portion of its obligations under the Purchase Agreement to one or more permitted assignees without the Company’s consent.

Pursuant to the terms of the Purchase Agreement, the majority of the existing members of Telkonet’s Board will resign at closing, and the vacancies resulting from those resignations will be filled by individuals designated by VDA and appointed by the remaining Board members, resulting in a change of control of the Board.

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In connection with the Purchase Agreement, certain Telkonet stockholders have entered into voting agreements (the “Voting Agreements”) with VDA, pursuant to which such stockholders have agreed to commit their shares of Telkonet Common Stock and Preferred Stock (as applicable) to vote: (i) in favor of the amendment to the Articles of Incorporation and the Issuance, in the event a vote, consent or other approval with respect to such matters is sought; and (ii) against any Acquisition Proposal (as defined in the Purchase Agreement) and amendment to the Company’s Organizational Documents (as defined in the Purchase Agreement) other than the amendment to the Articles of Incorporation as described below. The Telkonet stockholders who have entered into Voting Agreements owned, as of August 6, 2021, in the aggregate, 13,695,027 shares of the outstanding Telkonet Common Stock and Preferred Stock (on an as-converted basis). Certain Telkonet stockholders have also agreed to execute “leak-out” agreements (the “Leak-Out Agreements”) which will provide that, for a period of six (6) months following closing of the Transaction, such stockholders will not offer, sell, contract to sell, pledge, give, donate, transfer or otherwise dispose of any shares of Telkonet Common Stock or Preferred Stock owned by such person in excess of the volume limitations imposed by Rule 144 promulgated under the Securities Act of 1933, as amended. The Purchase Agreement requires that VDA also comply with similar “leak-out” restrictions for a period of twelve (12) months following closing of the Transaction. The Telkonet stockholders who have agreed to execute Leak-Out Agreements owned, as of September 17, 2021, in the aggregate, approximately 2% of the outstanding Telkonet Common Stock and Preferred Stock (on an as-converted basis).

Also in connection with the Transaction, the Company entered into a Registration Rights Agreement by and between the Company and VDA (the “Registration Rights Agreement”). Under the Registration Rights Agreement, VDA has the right (i) at any time following (a) the filing of the Company’s 2021 Form 10-K with the SEC (on or about March 31, 2022) and (b) one year from the closing of the Transaction, to require the Company to use its reasonable best efforts to effect up to a total of two registrations under the Securities Act of 1933, as amended (the “Securities Act”), of the shares of Common Stock issued to VDA upon the closing of the Transaction or issuable to VDA from the exercise of the Warrant at any time when the Company is not eligible to file registration statements with the SEC on Form S-3 and (ii) to effect an unlimited number of such registrations at any time when the Company is eligible to file registration statements with the SEC on Form S-3. In addition, if the Company proposes to register any of its Common Stock under the Securities Act for public sale, except in specified circumstances, it will be required to give VDA the right to include any or all of its shares of Common Stock in the registration. The registration rights are subject to customary notice requirements, timing restrictions and volume limitations that may be imposed by the underwriters of an offering.

The Purchase Agreement will terminate if, among other reasons, closing has not occurred December 4, 2021. Telkonet shall pay to VDA a termination fee of $500,000.00 if the Purchase Agreement is terminated by Telkonet if, among other reasons, the Telkonet Board receives an Acquisition Proposal (as defined in the Purchase Agreement) that it determines in good faith constitutes a Superior Proposal (as defined in the Purchase Agreement), or by VDA if, among other reasons, the Telkonet Board or any committee shall have, for any reason (including an Intervening Event, as defined in the Purchase Agreement), changed their recommendation that the Telkonet stockholders approve the amendment to the Articles of Incorporation and the Issuance, or resolved to do so.

Following the issuance of Common Stock to VDA pursuant to the Purchase Agreement, VDA will own 53% of the issued and outstanding Common Stock on a fully diluted as exercised/converted basis and could own as much as 65% if it fully exercises the Warrant. As a result, our current stockholders would own between 35% and 47% of the Common Stock and Common Stock equivalents (i.e., warrants, options and other convertible securities issued and outstanding at closing) following the Transaction. Accordingly, the Transaction will result in a change of control of the Company.

The summaries of the material terms of the Purchase Agreement and the Warrant, are qualified in their entirety by reference to the full text of each document, copies or forms of which are attached to this proxy statement in Annex A and Annex C, respectively, and incorporated by reference herein.

Amendment to the Articles of Incorporation

To ensure Telkonet has enough authorized shares to consummate the Transaction, before issuing the Common Stock and the Warrant to VDA in the Transaction, Telkonet must amend its Articles of Incorporation to increase the authorized shares of Common Stock from 190,000,000 shares to 475,000,000 shares. The proposed amendment to the Articles of Incorporation is attached to this proxy statement as Annex B.

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Effects on Telkonet if Transaction is Not Completed

If, for any reason, the Transaction does not close, the Board may elect to, among other things, attempt to complete another strategic transaction like the Transaction, attempt to sell or otherwise dispose of the various assets of the Company, dissolve and liquidate its assets, or continue to operate the business of Telkonet. If Telkonet decides to dissolve and liquidate its assets, Telkonet would be required to pay all of its debts and contractual obligations, and to set aside certain reserves for potential future claims, and there can be no assurances as to the amount or timing of available cash left, if any, to distribute to stockholders after paying the debts and other obligations of Telkonet and setting aside funds for reserves.

Opinion of Financial Advisor

The Company retained Houlihan Capital, LLC (“Houlihan Capital”), as its financial advisor to render an opinion, whether or not favorable, as to whether, as of the date of the opinion, the amount of the Financing is fair, from a financial point of view, to the existing holders of the Company’s Common Stock, Series A Preferred Stock, and Series B Preferred Stock (the “Fairness Opinion”). The methods used by Houlihan Capital in evaluating and analyzing the Transaction are discussed in detail below.

A copy of the Fairness Opinion is attached to this proxy statement as Annex D.

Opinion of Houlihan Capital

Pursuant to the terms of the Houlihan Capital engagement letter with us, dated June 29, 2021 (the “Houlihan Capital Engagement Letter”), for services rendered by Houlihan Capital, we will pay Houlihan Capital aggregate fees of $50,000. We also agreed to reimburse Houlihan Capital for all reasonable out-of-pocket expenses incurred by Houlihan Capital in connection with the matters contemplated by the Houlihan Capital Engagement Letter. In addition, we agreed to indemnify and hold harmless Houlihan Capital, its officers, directors, principals, employees, affiliates, and members, and their successors and assigns, for Losses (as defined in the Houlihan Capital Engagement Letter) from (i) any breach of a representation, or warranty by the Company contained in the Houlihan Capital Engagement Letter, or (ii) any activities or services performed thereunder by Houlihan Capital; except for Losses that were the result of the intentional misconduct or gross negligence of the indemnified persons or their material breach of the obligations under the Houlihan Capital Engagement Letter.

On July 23, 2021, Houlihan Capital provided an opinion to the Board (the “Opinion”), that, as of the date thereof, the Financing to be paid to the Company in the Transaction is fair, from a financial point of view, to the existing stockholders of the Company. The full text of the Opinion of Houlihan Capital, which sets forth assumptions made, matters considered, procedures followed and the qualifications and limitations on the scope of the review undertaken by Houlihan Capital in rendering its Opinion, is attached as Annex D and is incorporated herein by reference. The full analysis prepared by Houlihan Capital in support of the Opinion will be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the Company or representative who has been so designated in writing. Alternatively, a copy of the analysis will be transmitted by the Company to any interested equity security holder of the Company or representative who has been so designated in writing upon written request and at the expense of the requesting security holder. Houlihan Capital’s Opinion is for the use of the Board and addresses whether, as of the date of the Opinion, the Financing to be paid to the Company in the Transaction is fair, from a financial point of view, to the existing stockholders of the Company. The Opinion does not constitute a recommendation to proceed with the Transaction. Houlihan Capital expressed no opinion as to the income tax consequences of the Transaction. Houlihan Capital did not provide advice concerning the structure of the Transaction, and Houlihan Capital expressed no opinion as to whether any alternative transaction might have resulted in terms and conditions more favorable to the Company or the existing stockholders than those contemplated by the Transaction. Stockholders are urged to, and should, read the Opinion in its entirety.

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In preparing its Opinion, Houlihan Capital, among other things: (i) reviewed certain documents filed publicly with the Securities and Exchange Commission; (ii) reviewed certain information, including financial data, operational and business information related to the earnings, cash flow, assets, capital structure and prospects of the Company; (iii) interviewed senior management of the Company telephonically; (iv) reviewed and analyzed publicly available industry information as well as proprietary third party merger and acquisition data purchased from a reputable source; (v) reviewed historical trading prices of the Company’s Common Stock; (vi) developed indications of value for the Company using generally accepted valuation methodologies; and (vii) conducted such financial analyses and reviewed such other information as Houlihan Capital deemed appropriate in order to render its Opinion.

In preparing and rendering its Opinion, Houlihan Capital relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial, legal, tax, and other information discussed with or reviewed by it and assumed such accuracy and completeness for purposes of rendering its Opinion. In addition, Houlihan Capital did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor, except as stated in the Opinion, was it furnished with any such evaluation or appraisal. Houlihan Capital further relied upon the assurances and representations from management that they are unaware of any facts that would make the information provided to be incomplete or misleading in any material respect for the purposes of the Opinion. Houlihan Capital did not assume responsibility for any independent verification of this information nor has it assumed any obligation to verify this information. Nothing came to Houlihan Capital’s attention in the course of its engagement which would lead it to believe that (i) any information provided to Houlihan Capital or assumptions made by Houlihan Capital are insufficient or inaccurate in any material respect or (ii) it is unreasonable for Houlihan Capital to use and rely upon such information or make such assumptions. Houlihan Capital’s Opinion is necessarily based on economic, market and other conditions, and the information made available to it, as of July 23, 2021, the date of the Opinion.

Houlihan Capital’s opinion and financial analyses were two of the many factors considered by the Board in its evaluation of the Transaction and should not be viewed as determinative of the view of the Board with respect to the Transaction.

The following is a summary of the material financial analyses performed by Houlihan Capital in connection with its Opinion. The preparation of a fairness opinion involves complex considerations and various determinations as to the most appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstances and, therefore, an opinion is not readily susceptible to summary description. Several analytical methodologies were employed by Houlihan Capital in its Opinion, and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. In arriving at the Opinion, Houlihan Capital did not attribute any particular weight to any single analysis or factor, but instead, made certain qualitative and subjective judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the Transaction. Accordingly, Houlihan Capital believes that its analyses must be considered as a whole, because considering any portion of such analyses and factors, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the process underlying, and used by Houlihan Capital as support for, the conclusion set forth in the Opinion. The analyses performed by Houlihan Capital are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

In support of the Opinion, Houlihan Capital employed two analytical valuation approaches: (i) the Income Approach applying the Discounted Cash Flow Method and (ii) the Market Approach applying the Guideline Public Company Method. Houlihan Capital also considered the current and historic publicly traded stock prices of the Company’s shares of common stock.

Income Approach applying the Discounted Cash Flow Method

The income approach is a calculation of the present value of the future monetary benefits expected to flow to the owner of the subject asset. A commonly applied methodology under the Income Approach is the Discounted Cash Flow (“DCF”) Method. Using a DCF analysis, value is indicated from all the future cash flows attributable to the firm or asset, discounted to present value at an appropriate required rate of return. The first step in a DCF analysis involves projecting enterprise net cash flows (free cash flows) derived from normalized historical data, management insights, and trend analysis to analyze formal projections for a period of time that adequately reflects the primary growth phase of the subject company to a point where a normalized or steady-state of growth and profitability has been reached. The second step in a DCF analysis is to discount the projected enterprise net cash flows to their present value as of the date of value using an appropriate discount rate. This discount rate should consider the time value of money, inflation, and the risk inherent in ownership of the asset or security interest being valued.

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Market Approach applying the Guideline Public Company Method

The market approach references actual transactions of the asset to be valued, similar assets, or assets that can otherwise be used to infer the value of the subject asset. The application of methods within the market approach often requires identifying companies comparable to a subject company, observing transaction prices of those companies’ securities, deriving valuation multiples based on the ratio of such transaction prices to financial metrics (e.g., EBITDA, Tangible Book Value, Book Value), and then applying selected valuation multiples to the subject company’s same financial metrics.

Based on the foregoing valuation methodologies and other financial analysis performed, as of the date the Opinion was rendered, it is Houlihan Capital’s Opinion that the Financing to be paid to the Company in the Transaction is fair, from a financial point of view, to the existing stockholders of the Company.

Directors and Executive Officers

Change in Majority of Board of Directors

Immediately following the closing of the Transaction, the Board is expected to be comprised of five members. Current members Arthur E. Byrnes, Peter T. Kross and Leland D. Blatt will resign and the vacancies resulting from those resignations will be filled by individuals designated by VDA and appointed by the remaining Board members, resulting in a change of control of the Board. The three successor directors expected to be appointed are Piercarlo Gramaglia, Flavio de Paulis and Steven E. Quick (the “Director Appointees”) and they will hold office for the unexpired terms of the resigning directors.

None of the Director Appointees currently owns any securities of the Company (except that Flavio de Paulis may be deemed to share voting power over the shares subject to the Voting Agreements, which is a form of “beneficial ownership” pursuant to 13(d) of the Securities Exchange Act of 1934, as amended). None of the Director Appointees has ever been a director of the Company or held any previous position with the Company, and none of the Director Appointees has otherwise been involved in any transactions with the Company or any of our directors, executive officers, affiliates or associates, other than the Transaction and the related transactions as described above under “The Transaction.” During the past ten years, none of the Director Appointees has been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations), been subject to any order, judgment or decree, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities, been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law or been the subject of or a party to any sanction or order, of any self- regulatory organization, or any registered entity or equivalent organization that has disciplinary authority over its members or associated persons.

None of the Director Appointees is a party to any material proceedings to which such Director Appointee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The change in the majority of the Board is set forth below.

Directors before the Transaction

Director Name	Age	Position With Telkonet	Director Since
Arthur E. Byrnes	76	Chairman of the Board (1)	2016
Peter T. Kross	79	Director (2) (3)	2016
Leland D. Blatt	73	Director (3)	2016
Tim S. Ledwick	63	Director (1) (2) (3)	2012
Jason L. Tienor	46	Director, President, and Chief Executive Officer	2009

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating Committee

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Directors after the Transaction

Director Name	Age	Position With Telkonet	Director Since
Piercarlo Gramaglia	45	Director and Chief Executive Officer (3)	*
Flavio De Paulis	45	Director (2) (3)	*
Steven E. Quick	58	Chairman of the Board (1) (2)	*
Tim S. Ledwick	63	Director (1) (3)	2012
Jason L. Tienor	46	Director, Chief Sales & Operations Officer of the Americas	2009

*Will become a director at the closing of the Transaction

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating Committee

PIERCARLO GRAMAGLIA. Mr. Gramaglia will serve as the Chief Executive Officer of the Company and a member of the Board following the closing of the Transaction. Mr. Gramaglia brings to the Company a wealth of knowledge and experience with respect to mid-sized companies with a core business involving the manufacture of products. Mr. Gramaglia’s prior professional experience include sales and marketing with a focus on business development and mergers and acquisitions, with specific competences in turnaround projects based on topline development. Mr. Gramaglia has worked with a variety of companies and entrepreneurial groups, including Urmet, an integrated building communication and security systems manufacturer, and Gewiss, a provider of energy and light products services, for which Mr. Gramaglia served as the International Sales Director from 2016 to March 2017, publicly listed Italian companies (Nice) and a group held by a financial investor, Targetti Sankey, S.p.A., a lighting design and manufacturing firm. He served as the Chief Executive Officer of Targetti Sankey, S.p.A., from March 2017 to April 2018. Mr. Gramaglia has served as the Chief Executive Officer and director of VDA since April 2019. Mr. Gramaglia has also served as a Partner of OPES Mind, a management consulting firm, since July 2020. Mr. Gramaglia has a degree in Marketing and Export Trade from Università degli studi Torino.

FLAVIO DE PAULIS. Mr. De Paulis will serve as a member of the Board following the closing of the Transaction. Mr. De Paulis has 20 years of professional experience, including having served in roles with Accenture (Italy) in business consulting and Credit Suisse (Switzerland), in the Credit and Risk Management Department. From 2004 to 2014, Mr. De Paulis served as a vice president of Private Swiss Bank, where his responsibilities included fundraising and placement activities in the Italian market. In August 2015, Mr. De Paulis became the managing partner of JCI Capital LLC, an investment banking boutique with offices in London and Milan where he served until July 2018. Since August 2017, Mr. De Paulis has served as a director of Meti Holding Sarl (“Meti”), his family office and a holding company. Through Meti, Mr. De Paulis bought a minority stake of 34% in VDA Holding S.A. (“VDA Parent”), the parent of VDA, in 2018, and increased the same in 2019 becoming the majority shareholder of VDA Parent, which he, indirectly through Meti, remains to date. Mr. De Paulis has a variety of skills and know-how in wealth management & family office solutions, M&A and private equity transactions, and has a very successful track record in building and leveraging networks and relationships to contribute to the growth of business organizations. He has expertise in strategic planning and implementation – guiding and directing enterprises through substantial change management by utilizing strong and effective strategic leadership which he will apply through his positions with the Company. Mr. De Paulis has a bachelor’s degree in Business Administration from Bocconi University and a PhD in Economics from Università Studi Cassino and became a Certified Charter Accountant in 2005.

STEVEN E. QUICK. Mr. Quick will serve as Chairman of the Board following the closing of the Transaction. Mr. Quick has served as the chief executive officer of UniSpace, a global design and build company that operates globally in 25 countries, since September 2020. Mr. Quick was instrumental in the buyout of the founders and recapitalization of UniSpace with private equity ownership. Prior to UniSpace, Mr. Quick served as the chief executive of Global Occupier Services (“GOS”) at Cushman and Wakefield from November 2013 to September 2020, where he led GOS to tremendous growth, as measured by revenue and EBITA, and transformed the strategic direction of the business including segmentation of key markets. Mr. Quick has a bachelor of science from Illinois State University and a Masters in business administration from the University of South Florida. Mr. Quick is also a C.P.A. licensed in Illinois and Florida, and a Certified Valuation Analyst.

TIM S. LEDWICK. Mr. Ledwick will serve as a member of the Board following the closing of the Transaction. Mr. Ledwick has served as a director since April 2012. Mr. Ledwick has over 20 years’ experience as a CFO in both public and private companies. Since 2011, Mr. Ledwick has served as the Chief Financial Officer of Syft, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to a variety of companies including a $150,000,000 services firm. Mr. Ledwick currently serves on the Board of Directors at Aikido Pharma Inc. (AIKI), a NASDAQ listed biotechnology company, and is the Chair of the Audit Committee of Aikido Pharma Inc. Mr. Ledwick is a member of the Connecticut Society of Certified Public Accountants and received his BBA in Accounting from The George Washington University and his MS in Finance from Fairfield University.

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JASON L. TIENOR. Mr. Tienor will serve as a member of the Board and the Chief Sales & Operations Office of the Americas following the closing of the Transaction. Mr. Tienor has served as Telkonet’s President and Chief Executive Officer since December 2007, and prior to that served as Chief Operating Officer from August 2007 until December 2007. He was appointed to Telkonet’s Board in November 2009. Mr. Tienor cofounded EthoStream, LLC in 2002 and operated as President and CEO of the company through its acquisition by Telkonet in 2007. Prior to EthoStream, Mr. Tienor also cofounded and operated a technology consulting business specializing in Internet technologies. Mr. Tienor currently acts as a mentor and advisor for numerous organizations and serves on a number of corporate and association Boards. Mr. Tienor is recognized as an authority in the Automation and Clean Technology space and has appeared numerous times for keynote and interview presentations including the University of Wisconsin Oshkosh Center for Entrepreneurship and Innovation, Bloomberg Television, Business Journal and other magazine, television and radio interviews. Mr. Tienor received a Bachelor of Business Administration in both Management Information Systems (MIS) and Marketing from the University of Wisconsin – Oshkosh and a Master of Business Administration from Marquette University.

Director Independence

The Board of Directors has determined that Messrs. Ledwick and Quick will be “independent” under the listing standards of the OTCQB Venture Market.

Director Compensation

We reimburse non-employee directors for costs and expenses in connection with their attendance and participation at Board meetings and for other travel expenses incurred on our behalf. Through June 30, 2021, directors of the Company, other than Mr. Ledwick, were compensated at the rate of $3,000 per month, payable in unrestricted Telkonet Common Stock. Mr. Ledwick was compensated at the rate of $5,000 per month payable in cash. On the first day of his or her appointment, each director also receives a one-time grant of an option to purchase 100,000 shares of Common Stock. The strike price is the closing price of the Company's Common Stock on the grant date. If the grant date falls on a non-trading day, the grant date will default to the next trading day.

Non-Employee Director Compensation for Year Ended December 31, 2020

The following table summarizes all compensation paid to our directors who were members of the Board during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Peter T. Kross	$–	$36,000	$36,000
Tim S. Ledwick	60,000	–	60,000
Arthur E. Byrnes	–	36,000	36,000
Leland D. Blatt	–	36,000	36,000

(1)	Compensation earned by non-employee directors for services rendered during 2020, paid in cash.
(2)	Compensation earned by non-employee directors for services rendered during 2020, paid in shares of common stock.

Non-Employee Director Compensation after the Transaction

In connection with the Transaction, the Company’s non-employee director compensation policy was revised effective July 1, 2021, to provide for monthly payments to non-employee directors, other than Mr. Ledwick, of $3,000 payable in cash instead of unrestricted Telkonet Common Stock. Mr. Ledwick will continue to be compensated at the rate of $5,000 per month payable in cash. In addition, the revised policy provides that any unpaid non-employee director compensation from March 31, 2020, through June 30, 2021, be paid in cash instead of unrestricted Tekonet Common Stock in a lump sum upon the closing of the Transaction.

After the closing of the Transaction, Mr. Ledwick and Mr. Quick will be compensated at a rate of $2,500 per month payable in cash for their service on the Board and Mr. de Paulis and Mr. Tienor will be compensated $1,667 per month payable in cash for their service on the Board. Mr. Gramaglia will not be compensated for his service on the Board.

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Meetings of the Board and Committees

The Board held approximately 10 telephonic meetings in 2020. Each member of the Board attended at least seventy-five percent (75%) of the meetings of the Board and the committees of which such director was a member. The Company has not established a formal policy requiring director attendance at all Board meetings, but the Company expects each director to attend such meetings, absent unusual circumstances. The Company also expects its directors to make an effort to attend the Annual Meeting of Stockholders. One member of the Company’s Board attended the 2021 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board has a Nominating Committee, a Compensation Committee and an Audit Committee. In connection with the Transaction, VDA is entitled to appoint a majority of the members of each committee following the closing. We have indicated below which board members we anticipate will serve on each committee after the closing of the Transaction, but the assignments are still tentative and may be changed.

Nominating Committee

Mr. Ledwick, Mr. de Paulis and Mr. Gramaglia will serve on the Company’s Nominating Committee, with Mr. Gramaglia serving as the Chairman of the committee. The written charter for the Nominating Committee is posted on the Company’s website at the following: https://ir.telkonet.com/governance-docs. The Nominating Committee did not hold any formal meetings in 2020 but reviewed the current directors and recommended all of the current directors for re-election to the Board.

Our Board is a collection of individuals with a variety of complementary skills derived from their diverse backgrounds and experiences. When considering potential candidates for election to the Board, the Company’s Nominating Committee evaluates various criteria, including, but not limited to, each candidate’s business and professional skills, experience serving in management or on the board of directors of companies similar to the Company, financial literacy and personal integrity in judgment. The Company does not have a specific policy regarding diversity and believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experiences, knowledge, attributes and abilities that will allow the Board to fulfill its responsibilities. Candidates for vacant board seats will be considered if they are able to read and understand fundamental financial statements, have no identified conflicts of interest, have not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection and are willing to comply with the Company’s Code of Ethics. One or more directors must have the requisite financial expertise to qualify as an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Nominating Committee reserves the right to modify these minimum qualifications from time to time.

The Nominating Committee reviews the qualifications and backgrounds of the directors, as well as the overall composition of the Board, from time to time without assigning specific weight to particular experiences or qualifications. In addition, the Nominating Committee considers whether the Board as a whole possesses the right skills and background to address the issues facing our Company at that time. In the case of any candidate for a vacant Board seat, the Nominating Committee will consider whether the candidate meets the applicable independence standards and will evaluate the level of the candidate’s financial expertise. Any new candidates will be interviewed by the Nominating Committee, and the entire Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board.

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Audit Committee

Mr. Ledwick and Mr. Quick will serve on the Audit Committee, with Mr. Ledwick serving as Chairman of the Audit Committee. The Company’s Board has determined that each of Mr. Ledwick and Mr. Quick is an “audit committee financial expert” as defined by Item 407 of Regulation S-K promulgated under the Exchange Act.

The Audit Committee recommends annually to the Board the selection of the independent registered public accounting firm for each fiscal year, confirms and assures their independence and approves the fees and other compensation to be paid to the auditors. The Audit Committee recommends to the Board the advisability of having the independent registered public accounting firm make specified studies and reports as to auditing matters, accounting procedures, tax or other matters. The Audit Committee also reviews, prior to its filing with the SEC, the Company’s Form 10-K and annual report to stockholders. The Audit Committee provides an open avenue of communication among the independent registered public accounting firm, management and the Board and will review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of any of the Company’s financial statements. The Audit Committee has also established procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of any concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee reviews, with the Company’s legal counsel, legal and regulatory matters that may have a significant impact on the Company’s financial statements. The Audit Committee held four meetings in 2020. Mr. Byrnes and Mr. Ledwick attended all of the meetings.

The Board has adopted an Audit Committee Charter, which is posted on the Company’s website at the following: https://ir.telkonet.com/governance-docs.

Compensation Committee

Mr. de Paulis and Mr. Quick will serve on the Company’s Compensation Committee, with Mr. Quick serving as the Chairman of the committee. The Compensation Committee oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers. The Compensation Committee also oversees the compensation programs for the Company’s non-employee directors, and recommends such compensation programs to the Board for its approval. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to Named Executive Officers, as defined below.  The Compensation Committee may consult with executive officers in determining or recommending the amount or form of executive and/or non-employee director compensation, as needed. The Compensation Committee may establish sub-committees consisting of one or more members to carry out duties that the Compensation Committee may assign. The Compensation Committee did not engage a compensation consultant in 2020. The Board of Directors has adopted a Compensation Committee charter. The written charter is posted on the Company’s website at the following: https://ir.telkonet.com/governance-docs. The Compensation Committee did not hold any formal meetings in 2020.

Board Leadership Structure and Role in Risk Oversight

Arthur E. Byrnes currently serves as Chairman of the Board while Jason L. Tienor currently serves as our President and Chief Executive Officer. After the Transaction, Mr. Quick will serve as Chairman of the Board while Piercarlo Gramaglia will serve as Chief Executive Officer. The Board believes this structure is appropriate at this time because it allows the Company to benefit from the unique experience and skills of each of these individuals. Management of risk is the direct responsibility of the Company’s CEO and the senior leadership team. The Board has oversight responsibility, focusing on the adequacy of the Company’s enterprise risk management and risk mitigation processes.

Executive Compensation

The following table sets forth certain information with respect to compensation for services in all capacities for the years ended December 31, 2020 and 2019 to our Chief Executive Officer (principal executive officer) and the other two most highly compensated executive officers who were serving as such as of December 31, 2020. We refer to these officers as our “Named Executive Officers.”

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)(1)	Total ($)
Jason L. Tienor	2020	$210,546	$21,392	$231,938
President and Chief Executive Officer	2019	$222,800	$25,932	$248,732

Jeffrey J. Sobieski	2020	$199,986	$23,297	$223,283
Chief Technology Officer	2019	$211,625	$26,122	$237,747

Richard E. Mushrush	2020	$115,290	$5,086	$120,376
Chief Financial Officer	2019	$122,000	$5,168	$127,168

(1)

All Other Compensation includes employer matching contributions with respect to each individual’s 401(k) salary deferrals and other employer sponsored benefits paid on the individual’s behalf totaling $12,992, $14,897 and $5,086 in 2020 and $17,532, $17,722, and $5,168 in 2019 for Messrs. Tienor, Sobieski, and Mushrush, respectively. In addition, Messrs. Tienor and Sobieski received a monthly car allowance of $8,400 for each year.

Compensation after the Transaction

Effective as of the closing of the Transaction, Mr. Tienor will resign as President and Chief Executive Officer of the Company. Mr. Gramaglia will be appointed Chief Executive Officer of the Company and Mr. Tienor will become the Company’s Chief Sales & Operations Officer of the Americas. Mr. Sobieski will remain the Company’s Chief Technology Officer and Mr. Mushrush will remain the Company’s Chief Financial Officer. For a discussion of the terms of the post-transaction compensation for Mr. Gramaglia, Mr. Tienor, Mr. Sobieski and Mr. Mushrush, please refer to “The Transaction – Executive Compensation – Employment and Services Agreements” below.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. The salary for each Named Executive Officer is typically set at the time the individual is hired based on the aforementioned factors and the negotiation process between the Company and the Named Executive Officer. Changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.

Senior Management Annual Incentive Compensation Program

There were no Senior Management Annual Incentive Compensation Programs in 2019 and 2020.

Retirement, Health and Welfare Benefits

The Company offers a variety of health and welfare and retirement programs to all eligible employees. The Named Executive Officers generally are eligible for the same benefit programs on the same basis as all the broad-based employees. The Company’s health and welfare programs include medical, dental, vision, life, accidental death and disability, and short and long-term disability insurance. In addition to the foregoing, the Named Executive Officers are eligible to participate in the Company’s 401(k) Retirement Savings Plan.

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401(k) Retirement Savings Plan

The Company maintains a tax-deferred savings plan for employees (the “Telkonet 401(k)”) that is administered by a committee of trustees appointed by the Company. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Contributions by employees under the Telkonet 401(k) are immediately vested and each employee is eligible for distributions upon retirement, death or disability or termination of employment. Depending upon the circumstances, these payments may be made in installments or in a single lump sum.

The Company provides a Telkonet 401(k) employer match of one hundred percent (100%) of employee salary deferrals, not to exceed four percent (4%) of eligible compensation. Matches immediately vest and coincide with each payroll deferral period.

Named Executive Officer Biographies

For the biographies of Mr. Tienor and Mr. Gramaglia, please refer to “The Transaction – Directors and Executive Officers – Directors after the Transaction” above.

JEFFREY J. SOBIESKI (Age 45): Mr. Sobieski has been Telkonet’s Chief Technology Officer since May 2012. From June 2008 to April 2012, Mr. Sobieski served as the Chief Operating Officer, and from December 2007 to June 2008, he served as the Vice President of Energy Management. He joined Telkonet in March 2007. Prior to joining the Company, Mr. Sobieski co-founded Interactive SolutionZ, a Milwaukee-based IT consulting firm. He holds a bachelor’s degree in computer science from the University of Wisconsin-Oshkosh, and a master’s degree from Marquette University.

RICHARD E. MUSHRUSH (Age 51): Mr. Mushrush has been the Company Chief Financial Officer since January 2017. Before this, he served as Controller of the Company from November 2015 to January 2017 and as Chief Financial Officer of the Company from May 2012 to November 2015. Mr. Mushrush also served as Acting Chief Financial Officer of the Company from November 2010 to April 2012 and as the Company’s Controller from January 2009 to November 2010. Prior to joining the Company, Mr. Mushrush was Controller and Business Unit Manager for a division of Illinois Tool Works from 2004 to 2009. He holds a bachelor’s degree in accounting from Illinois Wesleyan University.

Employment and Services Agreements

In connection with the Transaction, we expect the Named Executive Officers to enter into new employment or consulting agreements effecting as of the closing of the Transaction as follows:

Piercarlo Gramaglia, Chief Executive Officer, will provide chief executive officer services to the Company pursuant to a consulting agreement between the Company and VDA. Mr. Gramaglia is the chief executive officer of VDA. The consulting agreement will provide that the Company will pay VDA $30,000 per annum in exchange for VDA’s furnishing of Mr. Gramaglia’s executive services.

Jason L. Tienor, Chief Sales & Operations Officer of the Americas, will be employed pursuant to an employment agreement with the Company effective as of the closing of the Transaction. Mr. Tienor’s employment agreement has an initial term of two (2) years, which will automatically renew for a period of an additional twelve (12) months subject to the termination provisions, and provides for a base salary of $222,800 per year as well as bonuses and benefits based upon the Company’s internal policies and participation in the Company’s incentive and benefit plans.

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Jeffrey J. Sobieski, Chief Technology Officer, will be employed pursuant to an employment agreement with the Company effective as of the closing of the Transaction. Mr. Sobieski’s employment agreement has an initial term of one (1) year, which will automatically renew for a period of an additional twelve (12) months subject to the termination provisions, and provides for a base salary of $211,625 per year as well as bonuses and benefits based upon the Company’s internal policies and participation in the Company’s incentive and benefit plans.

Richard E. Mushrush, Chief Financial Officer, will be employed pursuant to an employment agreement with the Company effective as of the Closing. Mr. Mushrush’s employment agreement has an initial term of one (1) year, which will automatically renew for a period of an additional twelve (12) months subject to the termination provisions, and provides for a base salary of $122,000 per year as well as bonuses and benefits based upon the Company’s internal policies and participation in the Company’s incentive and benefit plans.

Stock options or other awards may be periodically granted to employees under the Company’s equity incentive plan at the discretion of the Compensation Committee of the Board. Executives of the Company are eligible to receive stock option grants, based upon individual performance and the performance of the Company as a whole.

The employment agreement of each Named Executive Officer (other than Mr. Gramaglia) contains provisions describing the executive officer’s compensation in the event of a separation. If a Named Executive Officer is terminated with Cause (as defined below) or as a result of death or disability, he will be entitled to the accrued, unpaid portion of his Base Salary, accrued, unused Paid Time Off, unpaid expenses, and benefits to which the Named Executive Officer may be entitled under the terms of any applicable compensation arrangement or benefit plan provided (the “Accrued Compensation”). If the Named Executive Officer is terminated by the Company without Cause or resigns for Good Reason (as defined below), in addition to Accrued Compensation, the Named Executive Officer is entitled to receive an amount equal to his Base Salary for twelve months following the termination, and the Company will pay the executive officer’s health insurance premiums for the same period. In addition, if Mr. Tienor is terminated for any reason, he will also be entitled to payment for redemption of his current holdings of Series A Preferred Stock in an amount equal to the Series A Original Issue Price plus unpaid Accruing Dividends for such shares to the date of redemption (as set forth in the Company’s Articles of Incorporation currently in effect), to the extent such redemption is permitted by applicable law.

Under each of the employment agreements, “Cause” is generally defined as the occurrence of any of the following: (i) theft, fraud, embezzlement or any other act of intentional dishonesty by the executive officer; (ii) any material breach by the executive officer of any provision of his employment agreement that is not cured within fourteen days after written notification by the Company; (iii) any habitual neglect of duty or misconduct of the executive officer in discharging any of his duties and responsibilities under his employment agreement after a written demand for performance was delivered to the executive officer; (iv) commission by the executive officer of a felony or any offense involving moral turpitude; or (v) any default of an executive officer’s obligations under his employment agreement, or any failure or refusal of the executive officer to comply with the Company’s policies, rules and regulations that is not cured within fourteen days after written notification by the Company. “Good Reason” is generally defined as the occurrence of any of the following: (i) any material adverse reduction in the scope of the executive officer’s authority or responsibilities; (ii) any reduction in the amount of the executive officer’s compensation or participation in any employee benefits; or (iii) the executive officer’s principal place of employment is actually or constructively moved to any office or other location seventy-five miles or more outside of Milwaukee, Wisconsin. The executive officer must provide the Company with written notice of the Good Reason and if such reason involves a reduction in the scope of the executive officer’s authority or duties, the Company shall have thirty (30) days to cure the defect.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2020 for the Named Executive Officers.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Option Exercise Price ($)	Option Expiration Date (4)
Jason L. Tienor	04/01/2012	227,027	(1)	0.185	4/01/2022
	04/18/2013	155,556	(2)	0.18	4/18/2023
	01/03/2017	1,000,000	(3)	0.14	1/03/2027

Jeffrey J. Sobieski	04/01/2012	161,757	(1)	0.185	4/01/2022
	04/18/2013	110,833	(2)	0.18	4/18/2023
	01/03/2017	1,000,000	(3)	0.14	1/03/2027

Richard E. Mushrush	04/01/2012	78,041	(1)	0.185	4/01/2022
	04/18/2013	74,861	(2)	0.18	4/18/2023

(1)   Options were granted on April 1, 2012 and are fully vested.

(2)   Options were granted on April 18, 2013 and are fully vested.

(3)   Options were granted on January 3, 2017 and are fully vested.

(4)   All options granted have a term of ten years.

Option Exercises and Vesting of Stock Awards

During 2020, there were no options exercised, expired, or vested by the Named Executive Officers.

Involvement in Certain Legal Proceedings

To the Company’s knowledge, there are no material proceedings to which any director or officer as named above or affiliate of the Company, any owner (of record or beneficially) of more than 5% of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Corporation, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 17, 2021, the number of shares of the Company’s Common Stock and Series A Preferred Stock beneficially owned by each director, Named Executive Officer or greater than five percent (5.0%) shareholder of the Company and by all directors and executive officers as a group. No directors or officers owned Series B Preferred Stock. Other than as noted below, the Company does not know of any person who beneficially owns more than five percent (5.0%) of the Company’s outstanding Common Stock, Series A Preferred Stock or Series B Preferred Stock.1

________________

1 This table does not include beneficial ownership of 10.04% of the outstanding Common Stock which arises solely from the shared voting power attributable to VDA, Mr. de Paulis and holding companies controlled by Mr. de Paulis pursuant to the Voting Agreements.

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	Common Stock		Series A Preferred Stock
Name and Address (1)	Number of Shares (2)	Percentage of Class	Number of Shares	Percentage of Class	Percentage of Voting Securities
Bard Associates, Inc. (3)	13,161,467	9.4%	0	0	9.2%
Directors and Executive Officers
Peter T. Kross, Director	6,168,092	4.4	0	0	4.3	(4)
Jason L. Tienor, President, Chief Executive Officer and Director	2,688,793	1.9	4	2.2	1.9	(6)
Arthur E. Byrnes, Chairman	2,723,347	1.9	0	0	1.9	(5)
Jeffrey J. Sobieski, Chief Technology Officer	2,382,965	1.7	4	2.2	1.7	(7)
Leland D. Blatt, Director	1,742,222	1.2	0	0	1.2	(8)
Tim S. Ledwick, Director	1,029,781	*	0	0	*	(9)
Richard E. Mushrush, Chief Financial Officer	152,902	*	0	0	*	(10)
All Directors and Executive Officers as a group (seven persons)	16,888,102	12%	8	4.4%	11.9%

*           Less than one percent (1%)

(1)	Unless otherwise indicated, the address of each named holder is in care of Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, Wisconsin 53186.
(2)	According to Securities and Exchange Commission rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares, which the individual or entity has the right to acquire within 60 days of the date of this table through the exercise of any stock option or other right.
(3)	The address of Bard Associates, Inc. is 135 South LaSalle Street, Suite 3700, Chicago, IL 60603. Bard Associates, Inc. reports sole voting power of 1,153,616 shares of common stock, sole dispositive power of 12,007,851 shares of common stock, shared voting power over 0 shares of common stock, and shared dispositive power over 0 shares of common stock.
(4)	Includes 10,000 shares of record, and is the direct beneficial owner of an additional 4,325,539 shares of our common stock. In addition, he may be deemed to be the beneficial owner of an additional 1,231,211 shares of our common stock due to voting and investment power that he has over shares held by or on behalf of certain family members. As an investment adviser, Mr. Kross directs client accounts as to which he has discretionary voting and dispositive authority with regard to 516,342 shares of our common stock and options exercisable within 60 days to purchase 95,000 shares of our common stock at $0.19 per share.
(6)	Includes 1,251,114 shares of our common stock, options exercisable within 60 days to purchase 155,556, 227,027 and 1,000,000 shares of our common stock at $0.18, $0.185 and $0.14 per share, respectively, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock.
(7)	Includes 1,055,279 shares of our common stock, options exercisable within 60 days to purchase 110,833, 161,757 and 1,000,000 shares of our common stock at $0.18, $0.185 and $0.14 per share, respectively, 55,096 shares of common stock issuable upon conversion of shares of our Series A convertible redeemable preferred stock.
(5)	Includes 2,628,347 shares of our common stock and options exercisable within 60 days to purchase 95,000 shares of our common stock at $0.19 per share.
(8)	Includes 1,647,222 shares of our common stock and options exercisable within 60 days to purchase 95,000 shares of our common stock at $0.19 per share.
(9)	Includes 929,781 shares of our common stock and options exercisable within 60 days to purchase 100,000 shares of our common stock at $0.19 per share.
(10)	Includes options exercisable within 60 days to purchase 78,041 and 74,861 shares of our common stock at $0.185 and $0.18 per share, respectively.

No Appraisal or Dissenters’ Rights

Holders of Telkonet stock are not entitled to any appraisal or dissenter’s rights in connection with the Transaction.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  Based solely on review of the copies of such forms, our executive officers and directors complied with Section 16(a) filing requirements applicable to them. We do not have any greater-than-10% stockholders.

Regulatory Approvals Required for the Transaction

Telkonet must comply with applicable federal and state securities laws and the rules and regulations of the OTC Market in connection with the issuance of shares of Telkonet Common Stock in the Transaction and the filing of this proxy statement with the SEC. After the closing of the Transaction, Telkonet will file a new listing application with the OTCQB to continue its listing.

Certain Relationships and Related Transactions

Except with respect to the transactions contemplated by the Purchase Agreement and the anticipated employment of Mr. Tienor, Mr. Sobieski and Mr. Mushrush with the Company subsequent to the closing of the Transaction, as described in the section entitled “The Transaction – Executive Compensation – Employment and Services Agreements,” there are not any direct or indirect material interests in any matter with the Company in which the amount involved exceeds the lesser of $120,000 or one percent of our total assets at year-end.

MARKET PRICE INFORMATION

Our Common Stock is quoted with OTC Markets Group, Inc. under the trading symbol “TKOI.” Such over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. The closing sales price of our Common Stock on the OTC Market on August 5, 2021 which was the last trading day before we entered into the Purchase Agreement, and on August 6, 2021, the last trading day before public announcement, was $0.04 and $0.04 respectively. Because the market price of Telkonet Common Stock is subject to fluctuation, the market value of the shares of Telkonet Common Stock that VDA will be entitled to receive in the Transaction may increase or decrease.

As of the Record Date, there were 136,311,335 shares of Common Stock, 185 shares of Series A Preferred Stock, and 52 shares of Series B Preferred Stock outstanding and entitled to vote at the Special Meeting, held by 206 holders of record. For information regarding the beneficial ownership of some stockholders of Telkonet, see the section entitled “Security Ownership of Certain Beneficial Owners and Management” above.

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MATTERS BEING SUBMITTED TO A VOTE OF TELKONET STOCKHOLDERS

PROPOSAL 1: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

As of September 17, 2021, there were 190,000,000 shares of Telkonet Common Stock authorized and 136,311,335 shares of Telkonet Common Stock issued and outstanding (together with a total of 8,147,995 shares of Telkonet Common Stock reserved for issuance upon the exercise of outstanding options and warrants and the conversion of Preferred Stock). The amendment to the Articles of Incorporation would increase Telkonet’s total number of authorized shares of Common Stock from 190,000,000 shares to 475,000,000 shares.

The amendment to the Articles of Incorporation is intended to provide adequate authorized shares of Common Stock to accommodate the issuance of shares of Common Stock and the Warrant and Warrant Shares under the Purchase Agreement.

By approving this Proposal 1, Telkonet stockholders are approving the amendment to Telkonet’s Articles of Incorporation, a copy of which amendment is attached to this proxy statement as Annex B. All Telkonet stockholders are encouraged to read the amendment to Telkonet’s Articles of Incorporation in its entirety.

Approval of Proposal 1 is required to implement the issuance of Telkonet Common Stock and the Warrant contemplated by Proposal 2. Proposal 1 will not be deemed approved unless Proposal 2 is also approved.

Required Vote

The amendment to Telkonet’s Articles of Incorporation to increase the number of authorized shares of Telkonet Common Stock from 190,000,000 to 475,000,000 will be approved if the number of votes cast in favor of this Proposal 1 exceeds the number of votes cast against this Proposal 1 by both the holders of the Common Stock voting as a separate class and the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock voting as a single class.

Recommendation of Board of Directors

THE BOARD OF DIRECTORS OF TELKONET UNANIMOUSLY RECOMMENDS THAT TELKONET STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1 TO APPROVE THE AMENDMENT TO TELKONET’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 190,000,000 SHARES TO 475,000,000 SHARES.

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PROPOSAL 2: APPROVAL OF THE ISSUANCE OF COMMON STOCK AND THE WARRANT AND WARRANT SHARES

General

At the Special Meeting, Telkonet stockholders will be asked to approve the issuance of Telkonet Common Stock and the Warrant and Warrant Shares pursuant to the Purchase Agreement.

On August 6, 2021, Telkonet and VDA entered into the Purchase Agreement, pursuant to which VDA will, at the closing, contribute $5,000,000 to Telkonet and, in exchange, Telkonet will issue to VDA: (i) 162,900,947 shares of Common Stock; and (ii) the Warrant to purchase 105,380,666 additional shares of Common Stock. Also in connection with the Transaction, the majority of the existing members of Telkonet’s Board will resign and the vacancies resulting from those resignations will be filled by individuals designated by VDA and appointed by the remaining Board members, resulting in a change of control of the Board.

Following the issuance of Common Stock to VDA pursuant to the Purchase Agreement, VDA will own 53% of the issued and outstanding Common Stock on a fully diluted as exercised/converted basis and could own as much as 65% if it fully exercises the Warrant. As a result, our current stockholders would own between 35% and 47% of the Common Stock and Common Stock equivalents (i.e., warrants, options and other convertible securities issued and outstanding at closing) following the Transaction. Accordingly, the Transaction will result in a change of control of the Company.

The sale of shares under the Purchase Agreement is subject to customary closing conditions, including, without limitation, the amendment to Telkonet’s Articles of Incorporation as described above in connection with Proposal 1. The issuance of Telkonet Common Stock and the Warrant and the Warrant Shares pursuant to the Purchase Agreement as contemplated by this Proposal 2 will only be implemented if Proposal 1 is approved.

Required Vote

The issuance of Telkonet Common Stock and the Warrant and the Warrant Shares pursuant to the Purchase Agreement will be approved if the number of votes cast in favor of this Proposal 2 exceeds the number of votes cast against this Proposal 2.

Recommendation of Board of Directors

THE BOARD OF DIRECTORS OF TELKONET UNANIMOUSLY RECOMMENDS THAT TELKONET STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2 TO APPROVE THE ISSUANCE OF TELKONET COMMON STOCK AND THE WARRANT AND WARRANT SHARES PURSUANT TO THE PURCHASE AGREEMENT.

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PROPOSAL 3: APPROVAL OF ADJOURNMENT

General

In the event there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 and/or Proposal 2, our Board may propose to adjourn the Special Meeting to a later date or dates in order to permit the solicitation of additional proxies, whether or not a quorum is present. No notice for the adjourned meeting is required if the new date, time or place for the new meeting is announced at the Special Meeting before adjournment, unless the adjournment is for more than 30 days or a new record date is set.

In order to permit proxies that have been received by us at the time of the Special Meeting to be voted for an adjournment, if necessary, we have submitted the adjournment to you as a separate matter for your consideration (the “Adjournment Proposal”). If approved, the Adjournment Proposal will authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1 and/or Proposal 2, including the solicitation of proxies from our stockholders who have previously voted against Proposal 1 and/or Proposal 2. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 1 or Proposal 2 have been received, we could adjourn the Special Meeting without a vote on those proposals and seek to convince the holders of those shares to change their votes to votes in favor of those proposals.

Required Vote

If a quorum is present at the Special Meeting for Proposal 1 and Proposal 2, the adjournment of the Special Meeting will be approved if the number of votes cast in favor of this Proposal 3 exceeds the number of votes cast against this Proposal 3. If a quorum is not present at the Special Meeting for Proposal 1 and/or Proposal 2, the adjournment of the Special Meeting will be approved if a majority of the shares of our Common Stock (counting our Series A Preferred Stock and Series B Preferred Stock each on an as-converted basis) present at the Special Meeting in person or by proxy approve this Proposal 3.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF TELKONET UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 3 TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING AND ANY LATER ADJOURNMENTS.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement and the documents incorporated by reference into this proxy statement contain forward-looking statements. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements should not be relied upon as predictions of future events as we cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. You can identify forward-looking statements by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” or “anticipates” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include, but are not limited to statements about:

•	the strategies, prospects, plans, expectations and objectives of management of Telkonet or VDA for future operations of the company following the closing of the Transaction;
•	the progress, scope or duration of the development of products or lines of business;
•	the benefits that may be derived from product or the commercial or market opportunity thereof;
•	the ability of Telkonet or VDA to protect their intellectual property rights;
•	the anticipated operations, financial position, losses, costs or expenses of Telkonet or VDA following the closing of the Transaction;
•	statements regarding future economic conditions or performance;
•	statements concerning proposed products or lines of business
•	the approval and closing of the Transaction, including the timing of the Transaction, the ability of Telkonet to solicit a sufficient number of proxies to approve the proposals related to the Transaction, other conditions to the completion of the Transaction and relative ownership levels as of the closing of the Transaction;
•	the expected benefits of and potential value created by the Transaction for the stockholders of Telkonet; and
•	statements of belief and any statement of assumptions underlying any of the foregoing.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the SEC by Telkonet. See “Where You Can Find More Information” below. There can be no assurance that the Transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the Transaction will be realized.

If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the results of Telkonet or VDA following completion of the Transaction could differ materially from the forward-looking statements. All forward-looking statements in this proxy statement are current only as of the date on which the statements were made. Telkonet and VDA do not undertake any obligation (and expressly disclaim any such obligation to) to publicly update any forward-looking statement to reflect events or circumstances after the date on which any statement is made or to reflect the occurrence of unanticipated events.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. Accordingly we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we may file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information about issuers that file electronically with the SEC. The address of the SEC’s Internet site is http://www.sec.gov.

You can obtain a copy of our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our Periodic Reports on Form 8-K from the SEC at its website, www.sec.gov.  Further, upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of these reports (without exhibits).  Such written requests should be directed to Telkonet, Inc., 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary.

STOCKHOLDER PROPOSALS

Stockholders may submit written proposals, including director nominees, to be considered for stockholder action at the Company’s 2022 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders, stockholder proposals must be received by the Company by December 27, 2021 and must otherwise comply with applicable SEC regulations and the Company’s bylaws. Stockholder proposals should be addressed to the Company at 20800 Swenson Drive, Suite 175, Waukesha, WI 53186, Attention: Corporate Secretary. In addition, if a stockholder intends to present a proposal at the Company’s 2022 Annual Meeting of Stockholders without the inclusion of the proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before February 26, 2022, proxies solicited by the Board for the 2022 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal if presented at the meeting. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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ANNEX A – THE PURCHASE AGREEMENT

AMENDMENT NO. 1

STOCK PURCHASE AGREEMENT

Amendment No. 1 (this "Amendment No. 1") dated September 20, 2021 (the "Effective Date"), among VDA Group S.p.A., an Italian joint stock company (società per azioni) incorporated under the laws of the Republic of Italy (“VDA”) and Telkonet, Inc., a Utah corporation (“Telkonet” and together with VDA, each a “Party” and collectively the “Parties”).

WHEREAS, the Parties entered into that certain Stock Purchase Agreement, dated August 6, 2021 (the "Purchase Agreement"), wherein VDA agreed to purchase from Telkonet, and Telkonet agreed to sell to VDA, the Telkonet Shares and the Warrant for the Financing; and

WHEREAS, Telkonet and VDA desire to amend the Purchase Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Defined Terms. Capitalized terms used in this Amendment No. 1 have the meanings set forth in the Purchase Agreement unless otherwise set forth herein.

2.       Amendment. Exhibit A of the Purchase Agreement is hereby amended by deleting the definition of “Required Telkonet Shareholder Vote” and replacing it in its entirety with the following:

““Required Telkonet Shareholder Vote” shall mean approval of (i) the Amendment by the holders of a majority of the votes cast in person or by proxy (with abstentions treated as votes not cast) at the Telkonet Shareholders’ Meeting by the holders of Telkonet Common Stock (voting as a single class) and (ii) the Amendment and the Securities Issuances by the holders of a majority of the votes cast in person or by proxy (with abstentions treated as votes not cast) at the Telkonet Shareholders’ Meeting by the holders of Telkonet Common Stock and Telkonet Preferred Stock (voting as a single class and on an as-converted basis).”

3.       Effect of Amendment. This Amendment No. 1 amends the Purchase Agreement as of the Effective Date. Except as expressly set forth herein, the Purchase Agreement shall remain unchanged and in full force and effect. The term "Agreement" as used in the Purchase Agreement and references to the Purchase Agreement in all other instruments and agreements executed thereunder shall, for all purposes from and after the Effective Date, refer to the Purchase Agreement as amended by this Amendment No. 1. In the event of inconsistency between the provisions of this Amendment No. 1 and the Purchase Agreement (and whether or not any such inconsistent provisions are specifically referred to herein) the provisions of this Amendment No. 1 shall take precedence and shall govern.

4.       General. This Amendment No. 1 may be executed in any number of counterparts and by electronic transmission, each of which shall be deemed to an original, and such counterparts together shall constitute one instrument. The provisions of Article 8 of the Purchase Agreement are hereby incorporated by reference to the extent that this Amendment No. 1 is silent as to any provision thereto.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the Effective Date set forth above.

[Signature Page Follows]

A-1

TELKONET, INC.

By:   /s/ Jason L. Tienor

Name:   Jason L. Tienor_

Title:   Chief Executive Officer

VDA Group S.p.A.

By:   /s/ Piercarlo Gramaglia

Name:   Piercarlo Gramaglia

Title:   Chief Executive Officer

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___________________________________________________________________________

STOCK PURCHASE AGREEMENT

by and between

V.D.A. Group S.p.A.

an Italian joint stock company incorporated

under the laws of the Republic of Italy

and

TELKONET, Inc.,

a Utah corporation

___________________________

August 6, 2021

___________________________

____________________________________________________________________

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EXECUTION VERSION

STOCK PURCHASE AGREEMENT

This STOCK purchase Agreement (“Agreement”) is made and entered into as of August 6, 2021, by and between VDA Group S.p.A., an Italian joint stock company (società per azioni) incorporated under the laws of the Republic of Italy (“VDA”) and Telkonet, Inc., a Utah corporation (“Telkonet,” and together with VDA, collectively the “Parties,” and each a “Party”). Certain capitalized terms used in this Agreement but not otherwise defined herein are defined in Exhibit A hereto.

RECITALS

WHEREAS, Telkonet desires to issue and sell to VDA, and VDA desires to purchase, the Telkonet Shares (as defined and specified in Section 2.2(a) below) and the Warrant (as defined in Section 2.2(b) below) in consideration of the Financing (as defined in Section 2.1 below);

WHEREAS, the Parties desire to make and agree to certain representations, warranties, covenants and agreements in connection with the transactions contemplated by this Agreement; and

WHEREAS, certain shareholders of Telkonet, listed on Annex A hereto, are entering into voting agreements with VDA substantially in the form attached hereto as Exhibit B (each, a “Voting Agreement” and collectively, the “Voting Agreements”), pursuant to which such shareholders have made certain agreements with respect to the voting of their shares of Telkonet Common Stock.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereby agree as follows:

A G R E E M E N T

SECTION 1
PURCHASE AND SALE

1.1               Agreement to Purchase and Sell. Subject to the terms and conditions of this Agreement, at the Closing, Telkonet shall issue, sell and deliver to VDA, and VDA shall purchase and acquire from Telkonet, free and clear of all Encumbrances, all right, title and interest (record and beneficial) to the Telkonet Shares specified in Section 2.2 below and the Warrant.

1.2               Closing; Effective Time. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely on a date to be designated by VDA (the “Closing Date”), which shall be no later than the fifth Business Day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Section 6 herein (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions). The date and time of the Closing is referred to in this Agreement as the “Effective Time.”

SECTION 2
Purchase price; issuance of Telkonet shares AND WARRANT

2.1               Purchase Price. The aggregate consideration payable by VDA for the Telkonet Shares and the Warrant will be a capital contribution of Five Million United States Dollars (USD $5,000,000) into Telkonet (the “Financing”). VDA will deliver USD $5,000,000 representing the Financing by wire transfer to Telkonet at Closing against delivery of the Telkonet Shares and Warrant, as defined and described in Section 2.2 below.

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2.2               Telkonet Shares; Warrant.

(a)                At Closing, Telkonet shall issue to VDA 162,900,947 shares of Telkonet Common Stock such that following the Closing, VDA will hold 53% of the issued and outstanding Telkonet Common Stock on a fully diluted as exercised/converted basis (the “Telkonet Shares”), and the current holders of Telkonet Common Stock and Telkonet Common Stock equivalents (i.e., warrants, options and other convertible securities issued and outstanding at the Effective Time) will hold 47% of the issued and outstanding Telkonet Common Stock on an as-converted, fully diluted as exercised/converted basis.

(b)                At Closing, Telkonet will issue to VDA a warrant (the “Warrant”) to purchase 105,380,666 additional shares of Telkonet Common Stock (“Warrant Shares”), such that if exercised immediately following the Closing, VDA’s holdings of Telkonet Common Stock would increase to 65% of the issued and outstanding Telkonet Common Stock on a fully diluted as exercised/converted basis, such Warrant to be in substantially the form attached hereto as Exhibit C.

2.3               Procedure for Issuance of Telkonet Shares; Investment Representations.

(a)                All of the Telkonet Shares to be issued under this Agreement shall be issued solely with the following legend (the “Legend”):

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(b)                Prior to the Effective Time, Telkonet shall issue irrevocable instructions (the “Irrevocable Transfer Agent Instructions”) to Broadridge Corporate Issuer Solutions, Inc., the transfer agent of the Telkonet Shares (the “Transfer Agent”), or any subsequent transfer agent, requiring only the Legend to be affixed to any certificates representing Telkonet Shares to be issued to VDA under this Agreement. Telkonet warrants to VDA that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 2.3(b), shall be given by Telkonet to the Transfer Agent with respect to the Telkonet Shares issued hereunder, until such time as Telkonet may remove the Legend under applicable securities laws, at which time Telkonet shall so instruct the Transfer Agent, and thereafter all Telkonet Shares issued under this Agreement shall be freely transferable on the books and records of Telkonet, and the Legend shall be removed from any stock certificates representing Telkonet Shares issued under this Agreement, and no legend thereafter shall be affixed to any such stock certificates. The same procedures will be followed with respect to any Warrant Shares to be issued hereunder.

2.4               Telkonet Expenses. On or prior to the Closing Date, Telkonet shall provide to VDA a written report setting forth a list of all Telkonet Expenses, including the identity of each payee, dollar amounts owed, wire transfer instructions and any other information necessary to effect the final payment in full thereof, and copies of final invoices executed by each such payee acknowledging the invoiced amounts as full and final payment for all services rendered to Telkonet and its Subsidiaries, which shall be paid in accordance with such instructions at the Effective Time.

2.5               Financing Commitment. As of the date hereof, VDA has received and delivered to Telkonet an executed binding and irrevocable commitment letter in favor of VDA from VDA’s parent company, VDA Holding, S.A. (the “Commitment Letter”), providing for the financing of VDA in an amount of not less than Five Million Dollars ($5,000,000). Notwithstanding the foregoing, VDA’s commitment to purchase the Telkonet Shares and Warrant is not subject to any financing condition; provided, however, VDA shall, concurrently with the signing of this Agreement, provide to Telkonet evidence satisfactory to Telkonet that the Financing will be committed to be available at Closing.

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SECTION 3
REPRESENTATIONS AND WARRANTIES OF TELKONET

Telkonet represents and warrants to VDA as follows:

3.1               Organization and Good Standing.

(a)                Each of Telkonet, and its wholly-owned Subsidiary, Telkonet Communications, Inc. (the “Telkonet Subsidiary”, and together with Telkonet, the “Telkonet Companies,” and each a “Telkonet Company”), is a corporation duly organized, validly existing and in good standing under the Laws of their respective jurisdictions of incorporation, with full corporate power and authority to conduct their respective businesses as now being conducted, to own or use their respective properties and assets that they purport to own or use, and to perform all their respective obligations under Contracts to which either Telkonet Company is a party or by which either Telkonet Company or any of their respective assets are bound. Each of Telkonet and the Telkonet Subsidiary is duly qualified to do business as a foreign corporation and is in good standing under the Laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by such Telkonet Company, or the nature of the activities conducted by it, requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Telkonet Companies, taken as a whole.

(b)                Section 3.1(b) of the Telkonet Disclosure Schedule lists, and Telkonet has made available to VDA copies of, the charters of each committee of the Telkonet Board and any code of conduct or similar policy adopted by Telkonet.

3.2               Authority; No Conflict.

(a)                Telkonet has all necessary corporate power and authority to execute and deliver this Agreement and the other agreements referred to in this Agreement, to perform its obligations hereunder and thereunder and, subject only to obtaining the Necessary Consents and the Required Telkonet Shareholder Vote (including, without limitation, approval of an amendment to the Articles of Incorporation to effect an increase of authorized shares of Telkonet Common Stock to 475,000,000 shares, such being sufficient to issue the Telkonet Shares and Warrant Shares (the “Amendment”) and the issuance of the Telkonet Shares, the Warrant and Warrant Shares) (collectively, the “Securities Issuances”). The Amendment, the Securities Issuances and the execution and delivery of this Agreement by Telkonet and the consummation by Telkonet of the other transactions contemplated by this Agreement and the documents referenced herein (collectively, the “Contemplated Transactions”) have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Telkonet are necessary to authorize this Agreement or to consummate the Contemplated Transactions. The Telkonet Shares, the Warrant and Warrant Shares shall be issued free and clear of any Encumbrance.

(b)                The Telkonet Board has, at a meeting duly called and held prior to the execution of this Agreement, unanimously (i) authorized the Amendment, (ii) determined that this Agreement and the Contemplated Transactions are advisable and fair to and in the best interests of Telkonet and Telkonet’s shareholders, (iii) approved this Agreement and the Contemplated Transactions, (iv) directed that the approval of the Amendment and the Securities Issuances be submitted to Telkonet’s shareholders at the Telkonet Shareholders Meeting, and (v) resolved to recommend that Telkonet’s shareholders approve the Amendment and the Securities Issuances (such recommendation, the “Board Recommendation”). Telkonet represents and warrants that the Board Recommendation and the foregoing determinations and approvals shall be included in the Proxy Statement, subject to Section 5.3(e).

A-6

(c)                Except as set forth in this Section 3.2(c) of the Telkonet Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of any of the Contemplated Transactions do or will, directly or indirectly (with or without notice or lapse of time or both), (i) contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of Telkonet or the Telkonet Subsidiary or (B) any resolution adopted by the Telkonet Board or shareholders of the Telkonet Companies; (ii) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any Order to which either of the Telkonet Companies, or any of the assets owned or used by either of them, is or may be subject; (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by Telkonet or the Telkonet Subsidiary, or that otherwise relates to the business of, or any of the assets owned or used by, the Telkonet Companies; (iv) cause Telkonet or the Telkonet Subsidiary to become subject to, or to become liable for the payment of, any Tax; (v) cause any of the assets owned by the Telkonet Companies to be reassessed or revalued by any Taxing Authority or other Governmental Body; (vi) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Telkonet Material Contract; (vii) require a Consent from any Person (other than the Necessary Consents set forth in Section 3.2(d) below); or (viii) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by the Telkonet Companies; (ix) trigger any preemptive right, right of first refusal, dissenter’s rights of appraisal, anti-dilution adjustment or similar rights.

(d)                                                 The execution and delivery of this Agreement by Telkonet do not, and the performance of this Agreement and the consummation of the Contemplated Transactions by Telkonet will not, require any Consent of, or filings or registrations with or declarations or notification to, any Governmental Body, except for (i) applicable requirements, if any, of the Exchange Act, the Securities Act, state securities or “blue sky” laws (the “Blue Sky Laws”) and the rules and regulations of the OTCQB Venture Market (“OTCQB”); (ii)  filing of the Amendment as required by the Utah Revised Business Corporation Act (the “URBCA”); and (iii) the submission of the CCATS Requests to the BIS described in Section 5.16. The Consents, registrations, declarations, filings and notices set forth above are referred to herein as the “Necessary Consents.”

3.3               Capitalization.

(a)                Prior to the filing and effectiveness of the Amendment, the authorized capital stock of Telkonet consists of 190,000,000 shares of Telkonet Common Stock, and 782 shares of Telkonet preferred stock, $,001 par value per share (the “Preferred Stock”), of which 215 shares of Series A Preferred Stock and 567 shares of Series B Preferred Stock have been authorized or designated. As of the date hereof, (a) 136,311,335 shares of Common Stock are issued and outstanding, (b) 3,349,793 shares of Common Stock are reserved for issuance pursuant to existing equity awards, (c) 250,000 shares of Common Stock are reserved for issuance upon exercise of outstanding warrants, (d) 185 shares of Series A Preferred Stock are issued and outstanding, with each such share of Series A Preferred Stock being convertible into 13,774 shares of Common Stock, and (e) 52 shares of Series B Preferred Stock are issued and outstanding, with each such share being convertible into 38,461 shares of Common Stock. There are no bonds, debentures, notes or other indebtedness or, except as described in the immediately preceding sentence, securities of Telkonet having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Telkonet may vote. Except as set forth in the second sentence of this Section 3.3(a), as of the date hereof, no shares of capital stock or other voting securities of Telkonet are issued, reserved for issuance or outstanding and no shares of capital stock or other voting securities of Telkonet will be issued or become outstanding after the date hereof other than upon exercise or conversion as provided above in this Section 3.3(a).

(b)                Section 3.3(b) of the Telkonet Disclosure Schedule contains a complete and correct list of each outstanding equity grant award and warrant (collectively, the “Telkonet Awards”), including with respect to each, the holder, date of grant, exercise or conversion price, vesting schedule, expiration date and number of shares of Common Stock subject thereto. Each Telkonet Award was properly accounted for in accordance with GAAP in the financial statements included in Telkonet’s filings with the SEC pursuant to the Exchange Act. No such Telkonet Award involved any “back dating,” "market timing" or similar practices with respect to the effective date of grant.

(c)                Except for the Telkonet Awards, (i) there are no options, stock appreciation rights, warrants or other rights, Contracts, arrangements or commitments of any character relating to the issued or unissued capital stock of either of the Telkonet Companies, or obligating either of the Telkonet Companies to issue, grant or sell any shares of capital stock of, or other equity interests in, or securities convertible or exercisable into equity interests in, either of the Telkonet Companies (collectively, “Options”); and (ii) since December 31, 2020, Telkonet has not issued any shares of its capital stock or Options in respect thereof, except upon the exercise or settlement, as applicable, of any Telkonet Awards.

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(d)                All shares of Telkonet Common Stock subject to issuance as described above in this Section 3.3 are, or will be upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, duly authorized, validly issued, fully paid and non-assessable. Except as set forth in this Section 3.3(d) of the Telkonet Disclosure Schedule, neither Telkonet Company has any Contract or other obligation to repurchase, redeem or otherwise acquire any shares of Common Stock or any capital stock of the Telkonet Subsidiary, or make any investment (in the form of a loan, capital contribution or otherwise) in the Telkonet Subsidiary or any other Person. Each outstanding share of capital stock of the Telkonet Subsidiary is duly authorized, validly issued, fully paid and non-assessable and each such share owned by Telkonet is free and clear of all Encumbrances, other than Encumbrances created pursuant to Telkonet Credit Agreements and is not subject to any preemptive rights or similar anti-dilution rights. None of the outstanding equity securities or other securities of either of the Telkonet Companies, nor any of the shares of Telkonet Common Stock issued in accordance with this Agreement, was or will be issued in violation of the Securities Act or any other Law. Neither of the Telkonet Companies owns, or has any Contract or other obligation to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business. Neither of the Telkonet Companies is or has ever been a general partner of any general or limited partnership, or owns, directly or indirectly, any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into, exercisable or exchangeable for, any of the foregoing in any other Person.

(e)                The aggregate Original Issue Price of all of the outstanding shares of Preferred Stock is $1,185,000, and the Accruing Dividends on such shares is an aggregate amount of $1,087,237 as of June 30, 2021.

3.4               SEC Reports.

(a)                Telkonet has filed on a timely basis all forms, reports, exhibits, statements and documents required to be filed by it with the SEC since the beginning of January 1, 2019. Except to the extent available in full without redaction on the SEC’s web site through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), Telkonet has made available to VDA copies in the form filed with the SEC (including the full text of any document filed subject to a request for confidential treatment) of all of the following: (i) Telkonet’s Annual Reports on Form 10-K for each fiscal year of Telkonet beginning on or after January 1, 2019, (ii) Telkonet’s Quarterly Reports on Form 10-Q for each of the fiscal quarters in the fiscal years beginning on or after January 1, 2019, (iii) all proxy and information statements relating to Telkonet’s meetings of shareholders (whether annual or special) held, and all information statements relating to shareholder consents, since the beginning of January 1, 2019, (iv) Telkonet’s Current Reports on Form 8-K filed since the beginning of January 1, 2019, (v) all other forms, reports, registration statements and other documents filed by Telkonet with the SEC since the beginning of January 1, 2019), (the forms, reports, registration statements and other documents referred to in clauses (i), (ii), (iii), (iv) and (v) above, whether or not available through EDGAR, are, collectively, the “Telkonet SEC Reports,” and, to the extent available in full without redaction through EDGAR, the “Filed Telkonet SEC Reports”), and (vi) all certifications and statements required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of SOX, and the rules and regulations of the SEC promulgated thereunder, with respect to any report referred to in clause (i) or (ii) (collectively, the “Certifications”). To Telkonet’s Knowledge, except as disclosed in Telkonet SEC Reports or as set forth on Section 3.4(a) of the Telkonet Disclosure Schedule, each director and officer (as defined in Rule 16a-1(f) under the Exchange Act) of Telkonet has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since the beginning of the fiscal year referred to in clause (i) of the immediately preceding sentence. Telkonet is not, or since January 1, 2019 has not been, required to file any form, report, registration statement or other document with the SEC. As used in this Section 3.4, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, transmitted or otherwise made available to the SEC.

(b)                Each of the Telkonet SEC Reports (i) as of the date of the filing of such report, complied in all material respects as to form with the published requirements of the Securities Act and the Exchange Act, as the case may be, and, to the extent then applicable, SOX, including in each case, the published rules and regulations thereunder, and (ii) as of its filing date (or, if amended or superseded by a subsequent filing prior to the date hereof, on the date of such filing) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

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(c)                The Certifications complied with Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of SOX, and the rules and regulations promulgated thereunder and the statements contained in the Certifications were true and correct as of the date of the filing thereof.

(d)                Telkonet has implemented and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act), and such controls and procedures are designed to ensure that (i) all material information required to be disclosed by Telkonet in the reports that it files under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and (ii) all such information is accumulated and communicated to Telkonet’s management, including its chief executive officer and chief financial officer, as appropriate to allow timely decisions regarding required disclosure. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to any of the Telkonet SEC Reports.

(e)                Telkonet is, and since January 1, 2019 has been, in compliance in all material respects with the applicable provisions of SOX and the requirements of the OTCQB. Telkonet has delivered to VDA true, correct and complete copies of (i) all correspondence between either of the Telkonet Companies and the SEC since January 1, 2019, and (ii) all correspondence between either of the Telkonet Companies and the OTCQB since the beginning of January 1, 2019.

(f)                 Since January 1, 2019, neither Telkonet nor the Telkonet Subsidiary or, to Telkonet’s Knowledge, any Representative of Telkonet or the Telkonet Subsidiary has received any written material complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of Telkonet or the Telkonet Subsidiary or their internal control over financial reporting, including any complaint, allegation, assertion or claim that Telkonet or the Telkonet Subsidiary has engaged in improper accounting or auditing practices.

(g)                Telkonet has implemented and maintains a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Telkonet has disclosed, based on its most recent evaluation of internal controls prior to the date of this Agreement, to Telkonet’s auditors and audit committee of the Telkonet’s Board (x) all “significant deficiencies” and “material weaknesses” (as such terms are defined by the Public Company Accounting Oversight Board) in the design or operation of internal controls which are reasonably likely to adversely affect in any material respect Telkonet’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in Telkonet’s internal controls.  Telkonet’s has made available to VDA prior to the date of this Agreement a summary of any such disclosure made by management to the Telkonet’s auditors and audit committee of the Telkonet’s Board since January 1, 2019.

3.5               Financial Statements. The consolidated financial statements (including all related notes and schedules) of Telkonet included in or incorporated by reference into the Telkonet SEC Reports (the “Telkonet Financial Statements”) (i) fairly present in all material respects the consolidated financial position of Telkonet, as of the respective dates thereof, and the consolidated results of its operations and its consolidated cash flows for the respective periods then ended, (ii) were prepared in conformity with GAAP (except, in the case of the unaudited statements, subject to normal year-end audit adjustments and the absence of footnote disclosure) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto), and (iii) have been prepared from and are in accordance with, in all material respects, the books and records of Telkonet and Telkonet Subsidiary.  There are no unconsolidated Subsidiaries of Telkonet or any Off-Balance Sheet Arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC that have not been so disclosed in the Telkonet SEC Reports. The books and records of Telkonet have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements. Section 3.5 of the Telkonet Disclosure Schedule contains a description of all non-audit services performed by Telkonet’s auditors for the Telkonet Companies since the beginning of the immediately preceding fiscal year of Telkonet and the fees paid for such services. All such non-audit services have been approved as required by Section 202 of SOX.

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3.6               Property. The Telkonet Companies (a) have good and valid title to all property material to the business of the Telkonet Companies and reflected in the latest audited financial statements included in the Filed Telkonet SEC Reports as being owned by the Telkonet Companies or acquired after the date thereof (except for property sold or otherwise disposed of in the Ordinary Course of Business since the date thereof), free and clear of all Encumbrances except (i) statutory Encumbrances securing payments not yet due, (ii) such imperfections or irregularities of title or Encumbrances that have arisen in the Ordinary Course of Business that do not (individually or in the aggregate) materially affect the use or value of the properties, assets or rights subject thereto or affected thereby or otherwise materially impair business operations at such properties, assets or rights and (iii) those created pursuant to Telkonet Credit Agreements, and (iv) the Encumbrances disclosed in Section 3.6 of the Telkonet Disclosure Schedule (collectively, such Encumbrances referred to in clauses (i) through (iv) being “Telkonet Permitted Encumbrances”), and (b) are collectively the lessee of all property material to the business of the Telkonet Companies and reflected as leased in the latest audited financial statements included in the Filed Telkonet SEC Reports (or on the books and records of Telkonet as of the date thereof) or acquired after the date thereof (except for leases that have expired by their terms) and are in possession of the properties purported to be leased thereunder, and each such lease is, to Telkonet’s Knowledge, valid and in full force and effect without default thereunder by the lessee or the lessor.

3.7               Real Property; Equipment; Leasehold. All material items of equipment and other tangible assets owned by or leased to either of the Telkonet Companies are adequate for the uses to which they are being put, are in good repair (ordinary wear and tear excepted) and are adequate for the conduct of the business of the Telkonet Companies in the manner in which such business is currently being conducted. Except as set forth in Section 3.8 of the Telkonet Disclosure Schedule, neither of the Telkonet Companies own any material real property or any material interest in real property. Section 3.7 of the Telkonet Disclosure Schedule contains an accurate and complete list of all the Telkonet Companies’ real property leases.

3.8               Customers. Section 3.8 of the Telkonet Disclosure Schedule lists, and sets forth the amount of revenues received during the most recent fiscal year and fiscal quarter from, each customer or other Person that accounted for (i) more than $100,000 of the consolidated gross revenues of the Telkonet Companies in the most recently completed fiscal year, or (ii) more than $50,000 of the consolidated gross revenues of the Telkonet Companies, in the most recently completed fiscal quarter. Neither Telkonet Company has received any notice or any other communication (in writing or otherwise), indicating that any customer or other Person identified in Section 3.8 of the Telkonet Disclosure Schedule may cease dealing or reduce its business with either of the Telkonet Companies. To Telkonet’s Knowledge: (i) no customer or Person identified on Section 3.8 of the Telkonet Disclosure Schedule has any material dispute, claim or grievance with either of the Telkonet Companies; and (ii) Telkonet is not in breach of any agreement with such customer or other Person.

3.9               Proprietary Rights.

(a)                Except as set forth in Section 3.9(a) of the Telkonet Disclosure Schedule, with respect to Proprietary Rights owned (“Owned Proprietary Rights”) by the Telkonet Companies, each of the Telkonet Companies has exclusive right, title and interest in and to all Owned Proprietary Rights, free and clear of all Encumbrances (other than Telkonet Permitted Encumbrances), and with respect to Proprietary Rights used by either Telkonet Company, other than Owned Proprietary Rights (including, without limitation, interest acquired through a license or other right to use), each Telkonet Company has a valid right to use and otherwise exploit such Proprietary Rights. All Patents, Registered Trademarks, and Registered Copyrights included in the Telkonet Owned Proprietary Rights (“Telkonet Registered IP”) are valid and enforceable, in full force and effect, and are listed in Section 3.9(a) of the Telkonet Disclosure Schedule. No claims have been or are, to Telkonet’s Knowledge, reasonably expected to be asserted against either Telkonet Company by any Person challenging the use of any Proprietary Right by either Telkonet Company or challenging or questioning the validity or effectiveness of any license or agreement relating to any Proprietary Right used by either Telkonet Company. To Telkonet’s Knowledge, neither Telkonet Company is currently infringing (directly, contributorily, by inducement, or otherwise), misappropriating, or otherwise violating any Proprietary Right of any third Person. No infringement, misappropriation, or similar claim or proceeding is pending or, to Telkonet’s Knowledge, threatened against either Telkonet Company or against any other Person who may be entitled to be indemnified, defended, held harmless, or reimbursed by either Telkonet Company with respect to such claim or proceeding.

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(b)                To Telkonet’s Knowledge, the Telkonet Companies have good and valid title to all of the Telkonet Company Proprietary Rights and all Trade Secrets owned by either Telkonet Company, free and clear of all Encumbrances, except for Telkonet Permitted Encumbrances. To Telkonet’s Knowledge, the Telkonet Companies have a valid right to use, license and otherwise exploit all Proprietary Rights and all Trade Secrets used by either Telkonet Company, other than those owned by the Telkonet Companies (including without limitation interest acquired through a license or other right to use). The Proprietary Rights owned or used by either Telkonet Company, constitute all Proprietary Rights necessary or appropriate to make, use, offer for sale, sell or import the Telkonet Company Product(s).

(c)                Except as set forth in Section 3.9(c) of the Telkonet Disclosure Schedule, neither Telkonet Company has granted any third party any right to manufacture, reproduce, distribute, market or exploit any Telkonet Company Product or any enhancements, modifications, or derivative works based on the Telkonet Company Products or any portion thereof. Section 3.9(c) lists all material agreements, licenses and other arrangements relating to any Telkonet Company Proprietary Rights or any Telkonet Company Product and there are no outstanding obligations other than as disclosed in Section 3.9(c) of the Telkonet Disclosure Schedule to pay any amounts or provide other consideration to any other Person in connection with any Telkonet Company Proprietary Rights.

(d)                Except as set forth in Section 3.9(d) of the Telkonet Disclosure Schedule, neither of the Telkonet Companies has entered into any material agreement to indemnify any other Person against any charge of infringement of any Telkonet Company Proprietary Rights, other than indemnification provisions contained in standard sales agreements to customers or end users arising in the Ordinary Course of Business, the forms of which have been delivered to VDA or its counsel;

(e)                Section 3.9(e) of the Telkonet Disclosure Schedule lists each Telkonet Company Product that contains any software that may be subject to an open source or general public license, such as the GNU Public License, Lesser GNU Public License, or Mozilla Public License. As currently used or currently proposed to be used, none of the Telkonet Company Products listed on Section 3.9(e) of the Telkonet Disclosure Schedule have utilized open source software in a manner which requires or could reasonably be expected to require public disclosure of any Telkonet Company Source Code.

(f)                 Except as set forth in Section 3.9(f) of the Telkonet Disclosure Schedule:

(i)                 neither of the Telkonet Companies jointly owns, licenses or claims any right, title or interest with any other Person of any Telkonet Company Proprietary Rights, nor, to Telkonet’s Knowledge, does any current or former officer, manager, director, shareholder, member, employee, or independent contractor of either of the Telkonet Companies have any right, title or interest in, to or under any Telkonet Company Proprietary Rights in which either of the Telkonet Companies has (or purports to have) any right, title or interest that has not been exclusively assigned, transferred or licensed to the Telkonet Companies;

(ii)               no Person has asserted or, to Telkonet’s Knowledge, threatened a claim, nor are there any facts which could give rise to a claim, which would adversely affect either Telkonet Company’s ownership rights to, or rights under, any Telkonet Company Proprietary Rights, or any agreement, license or other arrangement under which either of the Telkonet Companies claims any right, title or interest under any Telkonet Company Proprietary Rights or restricts in any material respect the use, transfer, delivery or licensing by either Telkonet Company of the Telkonet Company Proprietary Rights or the Telkonet Company Products;

(iii)             neither of the Telkonet Companies is subject to any proceeding or outstanding decree, order, judgment or stipulation restricting in any manner the use, transfer or licensing of any Telkonet Company Proprietary Rights or any Telkonet Company Product by either of the Telkonet Companies, , or which may affect the validity, use or enforceability of any Telkonet Company Proprietary Rights; and

(iv)              to Telkonet’s Knowledge, no Telkonet Company Proprietary Rights have been infringed or misappropriated by any Person, including, any current or former officer, manager, director, shareholder, member, employee, consultant or independent contractor of either of the Telkonet Companies.

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(g)                Except as set forth in Section 3.9(g) of the Telkonet Disclosure Schedule, each person presently employed by either Telkonet Company (including independent contractors, consultants, part-time employees and contract employees, if any) has executed a confidentiality or non-disclosure agreement and work for hire agreement, substantially in the forms of which have been made available to VDA. Each such agreement is valid, binding and enforceable with respect to the parties thereto.

(h)                Except as set forth in Section 3.9(h) of the Telkonet Disclosure Schedule, no Person has asserted or threatened a claim, nor, to the Knowledge of Telkonet, are there any facts which could reasonably give rise to a claim that any Telkonet Company Product (or any Proprietary Right owned or used by any Telkonet Company and embodied in any Telkonet Company Product) infringes or misappropriates any third-party Proprietary Rights.

(i)                 The Telkonet Companies have taken all commercially reasonable and customary measures and precautions to protect and maintain the confidentiality of all Trade Secrets in which either Telkonet Company has any right, title or interest. Without limiting the generality of the foregoing, neither of the Telkonet Companies has disclosed or delivered to any Person, or permitted the disclosure or delivery to any escrow agent or other Person, of any Telkonet Company Source Code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could be expected to, result in the disclosure or delivery to any Person of any Telkonet Company Source Code.

(j)                 Since January 1, 2019, neither Telkonet Company is or has been a member or promoter of, or a contributor to, any industry standards body or similar organization that requires or obligates either Telkonet Company to grant or offer to any other Person any license or right to any Telkonet Company Proprietary Rights.

3.10           No Undisclosed Material Liabilities. Except as set forth in Section 3.10 of the Telkonet Disclosure Schedule, the Telkonet Companies have no liabilities or obligations of any nature (whether absolute, accrued, contingent, mature or unmatured, determined, determinable, choate, inchoate or otherwise) that would be required to be disclosed according to GAAP, except for (a) liabilities or obligations reflected or reserved against in Telkonet’s consolidated balance sheet included in its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Telkonet Balance Sheet”), (b) current liabilities required to be disclosed according to GAAP incurred in the Ordinary Course of Business since the date of the Telkonet Balance Sheet, (c) incurred in connection with the Contemplated Transactions, or (d) liabilities or obligations that do not exceed $50,000 individually or $100,000 in the aggregate.

3.11           Taxes.

(a)                Section 3.11(a) of the Telkonet Disclosure Schedule contains a true, correct and complete list of all jurisdictions (whether foreign or domestic) in which either of the Telkonet Companies (or any consolidated, combined or unitary group including either Telkonet Company) does business or owns or maintains property or is otherwise required to file Tax Returns. No claim has ever been made by a Governmental Body in a jurisdiction where the Telkonet Companies do not file Tax Returns that either Telkonet Company (or any consolidated, combined or unitary group including either Telkonet Company) is or may be subject to taxation or to a requirement to file Tax Returns in that jurisdiction.

(b)                The Telkonet Companies have filed or caused to be filed all Tax Returns that are or were required to be filed by or with respect to any of them, either separately or as a member of a consolidated, combined or unitary group of corporations, pursuant to applicable Laws. All Tax Returns filed by (or that include on a consolidated, combined or unitary basis) either of the Telkonet Companies were (and, as to Tax Returns not filed as of the date hereof, will be) in all respects true, complete and correct and filed on a timely basis.

(c)                The Telkonet Companies (or any consolidated, combined or unitary group including either Telkonet Company) have, within the time and in the manner prescribed by Law, paid (and until Closing will pay within the time and in the manner prescribed by Law) all Taxes that are due and payable (whether or not shown on any Tax Return), except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Encumbrance resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for payment thereof on Telkonet Financial Statements in accordance with GAAP.

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(d)                Each of the Telkonet Companies has complied (and until the Closing will comply) with all applicable Laws relating to the payment and withholding of Taxes (including, but not limited to, withholding and reporting requirements under Sections 1441 through 1464, 3401 through 3406, 6041 and 6049 of the Code, and similar provisions under any other Laws) and have, within the times and in the manner prescribed by Law, paid all such amounts required to be withheld to the proper Governmental Bodies.

(e)                Except as set forth on Section 3.11(e) of the Telkonet Disclosure Schedule, within the last six (6) years, no Tax Return of either of the Telkonet Companies (and no consolidated, combined, or unitary Tax Return including either Telkonet Company) is or has ever been under audit or examination by any Taxing Authority, and no written or unwritten notice of such an audit or examination has been received by either of the Telkonet Companies and, Telkonet has no Knowledge of any threatened audits, investigations or claims for or relating to Taxes, and there are no matters under discussion with any Taxing Authority with respect to Taxes. Telkonet has properly characterized all independent contractors of either Telkonet Company for income and employment tax purposes.

(f)                 The charges, accruals, and reserves with respect to Taxes on the respective books of each of the Telkonet Companies are adequate (and until Closing will continue to be adequate) to pay all Taxes not yet due and payable (including Taxes which the Telkonet Companies are disputing in good faith) and have been determined in accordance with GAAP. No differences exist between the amounts of the book basis and the tax basis of assets (net of liabilities) that are not accounted for on any accrual on the books of the Telkonet Companies for federal income tax purposes. There exists no proposed assessment of Taxes against either of the Telkonet Companies.

(g)                No Encumbrance for Taxes exists with respect to any assets or properties of either of the Telkonet Companies, nor will any such Encumbrance exist at Closing, except for statutory liens for Taxes not yet due.

(h)                Section 3.11(h) of the Telkonet Disclosure Schedule lists, and] Telkonet has delivered to VDA copies of, any Tax sharing agreement, Tax allocation agreement, Tax indemnity obligation or similar written or unwritten agreement, arrangement, understanding or practice with respect to Taxes (including, but not limited to, any advance pricing agreement, Closing Agreement or other agreement relating to Taxes with any Taxing Authority) to which either of the Telkonet Companies is a party or by which either of the Telkonet Companies is bound. No such agreements shall be modified or terminated prior to the Closing without the consent of VDA.

(i)                 Neither of the Telkonet Companies has requested, either separately or as a member of a consolidated, combined or unitary group of corporations, any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

(j)                 Neither of the Telkonet Companies (nor any consolidated, combined or unitary group including either Telkonet Company) has executed any outstanding waivers, extensions or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

(k)                No power of attorney currently in force has been granted by either of the Telkonet Companies (or any consolidated, combined or unitary group including either Telkonet Company) concerning any Taxes or Tax Return.

(l)                 Neither of the Telkonet Companies has received or been the subject of a Tax Ruling or a request for a Tax Ruling. Neither of the Telkonet Companies (nor any consolidated, combined or unitary group including either Telkonet Company) has entered into a Closing Agreement with any Governmental Body that would have a continuing effect after the Closing Date.

(m)              Section 3.11(m) of the Telkonet Disclosure Schedule lists, and Telkonet has made available to VDA complete and accurate copies of, all federal, state and local income Tax Returns and any amendments thereto, filed by or on behalf of, or which include, either of the Telkonet Companies, for all taxable periods beginning after December 31, 2017.

(n)                Neither of the Telkonet Companies is required to include in income any adjustment pursuant to Section 481 of the Code by reason of a voluntary change in accounting method initiated by either of the Telkonet Companies (or any consolidated, combined or unitary group including either Telkonet Company), and the Internal Revenue Service has not proposed any such change in accounting method.

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(o)                Section 3.11(o) of the Telkonet Disclosure Schedule sets forth, as of the date hereof, the amount of each Telkonet Company’s tax credit carryover, and the nature of those tax credits.

(p)                Neither of the Telkonet Companies has engaged in any transactions with Affiliates which would require the recognition of income by either of the Telkonet Companies with respect to such transaction for any period ending on or after the Closing Date or required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act that have not been disclosed in the SEC Reports. Each transaction between either Telkonet Company and their respective Affiliates complies with any applicable transfer pricing Laws in all material respects.

(q)                Neither of the Telkonet Companies owns any interest in real estate as a result of which ownership any transaction contemplated by this Agreement would be subject to any realty transfer Tax or similar Tax.

(r)                 Telkonet shall pay all transfer Taxes and other similar Taxes imposed due to the Contemplated Transactions.

(s)                 The disallowance of a deduction under Section 162(m) of the Code (or similar provisions under any other Laws) for employee remuneration will not apply to any amount paid or payable by either of the Telkonet Companies under any Employee Plan, program, arrangement or understanding currently in effect.

(t)                 Neither of the Telkonet Companies is party to any Contract or arrangement that could result (including without limitation after taking into account the transactions contemplated herein (either alone or in conjunction with any other event)) in the imposition of additional taxes to any of its current or former service providers under Section 409A of the Code (or similar provisions under any other Laws).

(u)                Neither of the Telkonet Companies is a party to any Contract or arrangement that could result separately or in the aggregate (including without limitation after taking into account the transactions contemplated herein (either alone or in conjunction with any other event)), in the payment of an “excess parachute payment” within the meaning of Section 280G of the Code (or similar provisions under any other Laws).

(v)                Neither of the Telkonet Companies has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax free treatment under Section 355 of the Code (or similar provisions under any other Laws) (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code or similar provisions under any other Laws) in connection with the transactions contemplated hereby.

(w)              Neither Telkonet nor the Telkonet Subsidiary has participated or cooperated in an international boycott within the meaning of Code Section 999. Telkonet has disclosed on its income and franchise Tax Returns all positions taken therein that could give rise to a “substantial understatement” of income tax within the meaning of Code Section 6662 (or any equivalent state statute). The Telkonet Subsidiary has not recognized a material amount of “Subpart F income” within the meaning of Code Section 952 during a taxable year of the Telkonet Subsidiary that includes but does not end on the Closing Date. Neither Telkonet nor the Telkonet Subsidiary will be required to include in a taxable period ending after the Closing Date taxable income attributable to income that economically accrued in a taxable period ending on or before the Closing Date as a result of the installment sale method of accounting, the completed contract method of accounting or any method of reporting revenue from Contracts which are required to be reported on the percentage of completion method as defined in Code Section 460 but that were reported using another method of accounting, or under any other method of accounting.

3.12           Employees and Employee Benefits.

(a)                Except as expressly contemplated hereby, neither the execution and delivery of this Agreement nor the consummation of the Contemplated Transactions will (either alone or in conjunction with any other event) result in, cause the accelerated vesting or delivery of, or increase the amount or value of, any payment or benefit to any employee, officer, director or other service provider of the Telkonet Companies.

(b)                No Consent of any participant in any Telkonet Employee Plan, other than a participant who is also a shareholder of a Telkonet Company in its capacity as such, is required to effect the Contemplated Transactions.

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(c)                For purposes of this Agreement, the following definitions apply: “Controlled Group Liability” means any and all liabilities under (i) Title IV of ERISA, (ii) section 302 of ERISA, (iii) sections 412, 430 and 4971 of the Code, (iv) the continuation coverage requirements of section 601 et seq. of ERISA and section 4980B of the Code, and (v) corresponding or similar provisions of foreign Laws or regulations and “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

(d)                Section 3.12(d) of the Telkonet Disclosure Schedule contains a true, correct and complete list of each written or oral Telkonet Employee Plan.

(e)                With respect to each Telkonet Employee Plan, Telkonet has delivered to VDA a true, correct and complete copy, as applicable, of: (i) each writing constituting a part of such Telkonet Employee Plan, including without limitation plan documents, and all amendments thereto; (ii) the three most recent Annual Reports (Form 5500 Series) and accompanying schedules, if any, and SAS 112 letters, if any; (iii) the current summary plan description and any material modifications thereto, if any; (iv) the most recent annual financial report, if any; (v) any material written Contracts relating to each Telkonet Employee Plan, including administrative service agreements and group insurance Contracts; and (vi) the most recent determination letter from the IRS, if any. Except as specifically provided in the foregoing documents delivered to VDA, there are (i) no amendments to any Telkonet Employee Plan, or (ii) any new Telkonet Employee Plan that have been adopted or approved nor has Telkonet undertaken to make any such amendments or adopt or approve any new Telkonet Employee Plan.

(f)                 Section 3.12(f) of the Telkonet Disclosure Schedule identifies each Telkonet Employee Plan that is intended to be a “qualified plan” within the meaning of Section 401(a) of the Code (“Qualified Plans”). The Internal Revenue Service has issued a favorable determination letter (or an opinion letter with respect to a volume submitter or prototype plan on which such Plan is relying) with respect to each Qualified Plan that has not been revoked, and there are no existing circumstances nor any events that have occurred that could adversely affect the qualified status of any Qualified Plan or the related trust. No Telkonet Employee Plan is intended to meet the requirements of Code Section 501(c)(9).

(g)                All contributions required to be made to any Telkonet Employee Plan by applicable Laws or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Telkonet Employee Plan, for any period through the date hereof have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the financial statements contained in Telkonet SEC Reports.

(h)                Each Telkonet Employee Plan has been maintained and administered in substantial compliance with its terms and in all material respects with the applicable requirements of ERISA, the Code and any other applicable Laws and is subject to amendment and termination by Telkonet in its sole discretion, subject to applicable Laws. There is not now, nor to Telkonet’s Knowledge, do any circumstances exist that could give rise to, any requirement for the posting of security with respect to a Telkonet Employee Plan or the imposition of any Encumbrance on the assets of Telkonet under ERISA or the Code. No prohibited transaction has occurred with respect to any Telkonet Employee Plan. Neither of the Telkonet Companies, nor to Telkonet’s Knowledge, any other Person has engaged in any transaction with respect to any Telkonet Employee Plan that could subject either of the Telkonet Companies to any material Tax or penalty (civil or otherwise) imposed by ERISA, the Code or other applicable Law. No events have occurred with respect to any Telkonet Employee Plan that reasonably may be expected to result in payment or assessment by or against Telkonet of any excise taxes under the Code, including Sections 4971, 4972, 4975, 4976, 4977, 4979, 4980B, 4980D, 4980E, 4980G or 5000 or a penalty under ERISA Section 502. Telkonet has never had in effect a Pension Plan.

(i)                 There are no pending or, to the Knowledge of either of the Telkonet Companies, threatened actions, claims, suits, proceedings, investigations or reviews against or of Telkonet Employee Plans or the assets of any of the trusts under any of the foregoing plans or the sponsor, administrator or fiduciary of any of Telkonet Employee Plans (other than routine benefit claims), nor do the Telkonet Companies have any Knowledge of facts that could form the basis for any such actions, claims, suits, proceedings, investigations or reviews that would reasonably be expected to result in a material Liability.

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(j)                 No Telkonet Employee Plan is or has in the past six years been subject to Title IV or Section 302 of ERISA or Section 412, 430, or 4971 of the Code.

(k)                Except as set forth on Section 3.12(k) of Telkonet Disclosure Schedule, no Telkonet Employee Plan is a “Multiemployer Plan” within the meaning of Section 4001(a)(3) of ERISA or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA.

(l)                 There does not now exist, nor to Telkonet’s Knowledge do any circumstances exist that could result in, any Controlled Group Liability that would be a Liability of any Telkonet Company following the Closing. Without limiting the generality of the foregoing, neither any Telkonet Company nor to Telkonet’s Knowledge, any ERISA Affiliate of any Telkonet Company has engaged in any transaction described in Section 4069 or Section 4204 of ERISA.

(m)              Except as set forth in Section 3.12(m) of the Telkonet Disclosure Schedule and except as otherwise specifically so contemplated in this Agreement, with respect to each current or former employee or independent contractor of either of the Telkonet Companies, the consummation of the Contemplated Transactions will not (i) entitle any such Person to severance pay, bonus amounts, retirement benefits, job security benefits or similar benefits, (ii) trigger or accelerate the time of payment or funding (through a grantor trust or otherwise) of any compensation or benefits payable to any such Person, (iii) accelerate the vesting of any compensation or benefits of any such person (including any stock options or other equity-based awards, any incentive compensation or any deferred compensation entitlement) or (iv) trigger any other material obligation to any such Person. Section 3.12(m) of the Telkonet Disclosure Schedule lists (i) all the agreements, arrangements and other instruments which give rise to an obligation to make or set aside amounts payable to or on behalf of the officers of the Telkonet Companies as a result of the Contemplated Transactions and/or any subsequent employment termination (whether by Telkonet or the officer), true and complete copies of which have been made available to VDA prior to the date of this Agreement and (ii) the maximum aggregate amounts so payable to each such individual as a result of the Contemplated Transactions and/or any subsequent employment termination (whether by Telkonet or the officer).

(n)                Neither Telkonet Company has any Liability for life, health, medical or other welfare benefits to former employees or beneficiaries or dependents thereof, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to either Telkonet Company. With respect to each Telkonet Employee Plan that is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) providing life, health or medical benefits, all claims under such Telkonet Employee Plan are insured pursuant to a Contract of insurance whereby the insurance company bears any risk of loss with respect to such claims.

(o)                All stock options or share appreciation rights granted by either of the Telkonet Companies were granted using an exercise price or a base price, as the case may be, of not less than the fair market value of the underlying shares in accordance with applicable guidance under Section 409A of the Code on the date of grant and are not otherwise subject to the requirements of Section 409A of the Code. Neither of the Telkonet Companies is subject to any Contract that would require it to “gross up” or otherwise compensate any current or former employee, officer, director, or other service provider because of the imposition of any income, excise, or other tax on a payment or benefit provided to such Person.

(p)                No Telkonet Employee Plan is subject to Laws other than those of the United States and/or the States thereof.

(q)                The Telkonet Companies have not made any loans or advances in excess of $20,000 to any employee, director, consultant or independent contractor, other than routine travel and expense advances made to employees in the Ordinary Course of Business. Neither of the Telkonet Companies has, since January 1, 2019, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of either Telkonet Company.

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3.13           Compliance with Laws; Governmental Authorizations. The Telkonet Companies are, and at all times since January 1, 2019 have been, in compliance with each Law that is or was applicable to any of them or to the conduct or operation of their business or the ownership or use of any of their assets, except for such non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Telkonet Companies. No event has occurred or circumstance exists that (with or without notice or lapse of time or both) (a) may constitute or result in a violation by either of the Telkonet Companies of, or a substantial failure on the part of either of the Telkonet Companies to comply with, any Law, or (b) may give rise to any obligation on the part of either of the Telkonet Companies to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and neither of the Telkonet Companies has received, at any time since January 1, 2019, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law, or (ii) any actual, alleged, possible, or potential obligation on the part of either of the Telkonet Companies to undertake, or to bear all or any portion of the cost of, any remedial action of any nature except for such violations or obligations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Telkonet Companies. Section 3.13 of the Telkonet Disclosure Schedule lists, and Telkonet has delivered to VDA copies of, all reports made by any attorney to Telkonet’s chief legal officer, chief executive officer, board of directors (or committee thereof) or other representative pursuant to 17 CFR Part 205, and all responses thereto.

3.14           Environmental Matters. Except to the extent that such matter has not and would not reasonably be expected to involve potential exposure in excess of $250,000, each of the Telkonet Companies is, and at all times has been, in material compliance with, and has not been and is not in violation of or subject to any material Liability under, any Environmental Law. Neither of the Telkonet Companies has received, any actual or, to Telkonet’s Knowledge threatened Order, notice, or other communication from (a) any Governmental Body, or (b) the current or prior owner or operator of any facilities, of any actual or potential material violation of or failure to comply with any Environmental Law, or of any actual or threatened obligation to undertake or bear the cost of any material Environmental, Health, and Safety Liabilities with respect to any of the facilities or any other properties or assets (whether real, personal, or mixed) in which either of the Telkonet Companies has or has had an interest, or with respect to any property or facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by either of the Telkonet Companies.

3.15           Legal Proceedings. Except as set forth in Section 3.15 of the Telkonet Disclosure Schedule, there is no pending or, to Telkonet’s Knowledge, threatened Legal Proceeding (a) that has been commenced by or against either of the Telkonet Companies, or any of the assets owned or used by either of the Telkonet Companies, (b) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions, or (c) against any director or officer of either of the Telkonet Companies pursuant to Section 8A or 20(b) of the Securities Act or Section 21(d) or 21C of the Exchange Act.

3.16           Absence of Certain Changes and Events. Except as set forth in Section 3.16 of the Telkonet Disclosure Schedule, and except in connection with the execution of this Agreement and the Contemplated Transactions, since the date of the Telkonet Balance Sheet, the Telkonet Companies have conducted their businesses in the Ordinary Course of Business, and no event has occurred or circumstance exists that may result in an adverse effect in the business, results of operations, financial condition or property of the Telkonet Companies in an amount, individually, in excess of $100,000, including any action or event described in Section 5.2(a), (b), (c), or (e) or any of the following:

(a)                any material loss, damage or destruction to, or any material interruption in the use of, any of the material assets of either of the Telkonet Companies (whether or not covered by insurance);

(b)                (i) any declaration, accrual, set aside or payment of any dividend or any other distribution in respect of any shares of capital stock or membership interests of either Telkonet Company or (ii) any repurchase, redemption or other acquisition by either Telkonet Company of any shares of capital stock, membership interests or other securities;

(c)                any sale, issuance or grant, or authorization of the issuance of, (i) any capital stock or other security of either Telkonet Company (except for Telkonet Common Stock issued upon the valid exercise or settlement of outstanding Telkonet Awards, and to effectuate the Closing under this Agreement), (ii) any option, warrant or right to acquire any capital stock or any other security of either Telkonet Company, or (iii) any instrument convertible into or exchangeable for any capital stock or other security of either Telkonet Company;

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(d)                any amendment or waiver of any of the rights of either Telkonet Company under, or acceleration of vesting under, (i) any provision of any awards, option plans or warrants, (ii) any provision of any Contract evidencing any outstanding Telkonet Award, or (iii) any restricted stock purchase agreement;

(e)                any amendment to any Organizational Document of either of the Telkonet Companies, any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction involving either Telkonet Company;

(f)                 any creation of any Subsidiary of a Telkonet Company or acquisition by either Telkonet Company of any equity interest or other interest in any other Person;

(g)                any individual capital expenditure by either Telkonet Company which exceeds $50,000 or $100,000 in the aggregate;

(h)                except in the Ordinary Course of Business, any action by either Telkonet Company to (i) enter into or suffer any of the material assets owned or used by it to become bound by any Telkonet Material Contract, or (ii) amend or terminate, or waive any material right or remedy under any Telkonet Material Contract;

(i)                 any (i) acquisition, lease or license by either Telkonet Company of any material right or other material asset from any other Person, (ii) sale or other disposal or lease or license by either Telkonet Company of any material right or other material asset to any other Person, or (iii) waiver or relinquishment by either Telkonet Company of any material right, except for rights or other assets acquired, leased, licensed, sold or disposed of in the Ordinary Course of Business;

(j)                 any write-off as uncollectible of, or establishment of any extraordinary reserve with respect to, any account receivable or other indebtedness of either Telkonet Company in excess of $50,000;

(k)                any pledge of any material assets of or sufferance of any of the material assets of either Telkonet Company to become subject to any Encumbrance, except for Telkonet Permitted Encumbrances;

(l)                 any (i) loan by either Telkonet Company to any Person or (ii) incurrence or guarantee by either Telkonet Company of any indebtedness for borrowed money;

(m)              any (i) adoption, establishment, entry into or amendment by either Telkonet Company of any Telkonet Employee Plan or (ii) payment of any bonus or any profit sharing or similar payment to, or material increase in the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of the directors, officers or employees of either Telkonet Company, except in the Ordinary Course of Business;

(n)                any change of the methods of accounting or accounting practices of either Telkonet Company in any material respect;

(o)                any material Tax election by, or pertaining to, either Telkonet Company;

(p)                any commencement or settlement of any Legal Proceeding by either Telkonet Company; or

(q)                any agreement or commitment to take any of the actions referred to in clauses (b) through (p) above.

3.17           Contracts; No Defaults.

(a)                Section 3.17(a) of the Telkonet Disclosure Schedule lists, and, except to the extent filed in full without redaction as an exhibit to a Filed Telkonet SEC Report, Telkonet has made available to VDA copies of, each of the following Contracts, instruments or documents (including any amendment to any of the following):

(i)                 described in paragraph (b)(10) of Item 601 of Regulation S-K of the SEC;

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(ii)               with any director, manager, officer or Affiliate of either Telkonet Company;

(iii)             evidencing, governing or relating to material indebtedness for borrowed money;

(iv)              not entered into in the Ordinary Course of Business that involves expenditures or receipts in excess of $100,000 per annum;

(v)                that in any way purports to materially restrict the business activity of either Telkonet Company or any of their Affiliates, or to materially limit the freedom of either Telkonet Company or any of their Affiliates to engage in any line of business or to compete with any Person or in any geographic area or to hire, retain or utilize any Person;

(vi)              relating to the employment of, or the performance of services by, any employee or consultant, or pursuant to which either of the Telkonet Companies is or may become obligated to make any severance, termination or similar payment to any current or former employee, manager or director in excess of $100,000, or pursuant to which either of the Telkonet Companies is or may become obligated to make any bonus or similar payment (other than payments constituting base salary) in excess of $100,000 to any current or former employee, manager or director;

(vii)            relating to the acquisition, transfer, development, sharing or licensing of any Proprietary Rights (except for any Contract pursuant to which (A) any Proprietary Right is licensed to either of the Telkonet Companies under any third-party software license generally available to the public, (B) any Proprietary Right is licensed by either of the Telkonet Companies to any Person on a nonexclusive basis); or (C) of the type referred to in Section 3.9(f)) in excess of $100,000 per annum;

(viii)          relating to the acquisition, issuance, voting, registration, sale or transfer of any securities, (B) providing any Person with any preemptive right, right of participation, right of maintenance or any similar right with respect to any securities, or (C) providing either of the Telkonet Companies with any right of first refusal or first offer with respect to, or right to repurchase or redeem, any securities, and Contracts evidencing Telkonet Awards or other stock award grants or warrants;

(ix)              incorporating or relating to any guaranty, any warranty or any indemnity or similar obligation, except for Contracts substantially similar to the standard forms of services agreements or end user licenses previously made available by Telkonet to VDA;

(x)                relating to any currency hedging or other hedging transactions;

(xi)              except in the Ordinary Course of Business (A) to which any Governmental Body is a party or under which any Governmental Body has any rights or obligations, or (B) directly or indirectly benefiting any Governmental Body (including any subcontract or other Contract between either Telkonet Company and any contractor or subcontractor to any Governmental Body);

(xii)            requiring that either of the Telkonet Companies give any notice or provide any information to any Person prior to considering or accepting any Acquisition Proposal or similar proposal, or prior to entering into any discussions, agreement, arrangement or understanding relating to any Acquisition Transaction or similar transaction;

(xiii)          other than pursuant to employment agreements, contemplating or involving the payment or delivery of cash or other consideration in an amount or having a value in excess of $100,000, or contemplating or involving the performance of services having a value in excess of $100,000;

(xiv)          that would reasonably be expected to have a material effect on the business, condition, capitalization, assets, liabilities, operations or financial performance of either of the Telkonet Companies or on any of the Contemplated Transactions; and

(xv)            any other Contract, if a breach of such Contract would reasonably be expected to have a Material Adverse Effect with respect to the Telkonet Companies.

(xvi)          Each of the foregoing is a “Telkonet Material Contract.”

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(b)                Except as would not be material to either of the Telkonet Companies, each Telkonet Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms.

(c)                Except as set forth in Section 3.17(c) of the Telkonet Disclosure Schedule: (i) neither of the Telkonet Companies has violated or breached, or committed any default under, any Telkonet Material Contract, except for violations, breaches and defaults that have not had and would not reasonably be expected to involve, individually, amounts in excess of $100,000 with respect to the Telkonet Companies; and, to Telkonet’s Knowledge, no other Person has violated or breached, or committed any default under, any Telkonet Material Contract, except for violations, breaches and defaults that have not had and would not reasonably be expected to involve amounts, individually, in excess of $100,000 with respect to the Telkonet Companies; (ii) no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will or would reasonably be expected to, except as would not be material to Telkonet (A) result in a violation or breach of any of the provisions of any Telkonet Material Contract, (B) give any Person the right to declare a default or exercise any remedy under any Telkonet Material Contract, (C) give any Person the right to receive or require a rebate, chargeback, penalty or change in delivery schedule under any Telkonet Material Contract, (D) give any Person the right to accelerate the maturity or performance of any Telkonet Material Contract, (E) result in the disclosure, release or delivery of any Telkonet Company Source Code, or (F) give any Person the right to cancel, terminate or modify any Telkonet Material Contract, except in each such case for defaults, acceleration rights, termination rights and other rights that have not had and would not reasonably be expected to have a Material Adverse Effect with respect to the Telkonet Companies; and (iii) since the date of the Telkonet Balance Sheet, neither of the Telkonet Companies has received any written communication regarding any actual or possible violation or breach of, or default under, any Telkonet Material Contract, except in each such case for defaults, acceleration rights, termination rights and other rights that have not had and would not reasonably be expected to have an adverse effect on the Telkonet Companies in an amount, individually, in excess of $100,000.

3.18           Warranty Claims.

(a)                Except as set forth in Section 3.18 of the Telkonet Disclosure Schedule, no customer or other Person has asserted in writing, or, to Telkonet’s Knowledge, threatened (in writing or otherwise) to assert any claim against either of the Telkonet Companies (a) under or based upon any warranty provided by or on behalf of either of the Telkonet Companies, or (b) under or based upon any other warranty relating to any product, system, program, Proprietary Right or other asset designed, developed, manufactured, assembled, sold, installed, repaired, licensed or otherwise made available by either of the Telkonet Companies or any services performed by either of the Telkonet Companies, except in each such case for claims that have not had and would not reasonably be expected to have a financial exposure with respect to any of the Telkonet Companies in excess of $100,000 in the aggregate.

3.19           Insurance. The Telkonet Companies are covered by valid and currently effective insurance policies issued in favor of Telkonet that are customary and commercially reasonable for companies of similar size and financial condition operating in the industries in which the Telkonet Companies operate. Except as would be material to Telkonet, all such policies are in full force and effect, all premiums due thereon have been paid and the Telkonet Companies have complied with the provisions of such policies. The Telkonet Companies have not been advised of any defense to coverage in connection with any claim to coverage asserted or noticed by the Telkonet Companies under or in connection with any of their extant insurance policies. The Telkonet Companies have not received any written notice from or on behalf of any insurance carrier issuing policies or binders relating to or covering either of the Telkonet Companies that there will be a cancellation or non-renewal of existing policies or binders, or that alteration of any equipment or any improvements to real estate occupied by or leased to or by either of the Telkonet Companies, purchase of additional equipment, or material modification of any of the methods of doing business, will be required.

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3.20           Labor Matters. Except as disclosed in the Filed Telkonet SEC Reports, (a) neither of the Telkonet Companies has been a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or other labor agreement with any union or labor organization, and there has not been any activity proceeding of any labor organization or employee group to organize any such employees; (b) neither of the Telkonet Companies is the subject of any Legal Proceeding asserting that either of the Telkonet Companies has committed an unfair labor practice or seeking to compel it to bargain with any labor organization as to wages or conditions of employment; (c) there is no strike, work stoppage or other labor dispute involving either of the Telkonet Companies pending or, to Telkonet’s Knowledge, threatened; (d) no complaint, charge or Legal Proceeding by or before any Governmental Body brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of its employees is pending or, to Telkonet’s Knowledge, threatened against either of the Telkonet Companies; (e) no grievance is pending or, to Telkonet’s Knowledge, threatened against either of the Telkonet Companies; and (f) neither of the Telkonet Companies is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Body relating to employees or employment practices. No labor organization or group of employees of the Telkonet Companies has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to Telkonet’s Knowledge, threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. To Telkonet’s Knowledge, each of the Telkonet Companies has complied with the Worker Adjustment and Retraining Notification Act and any similar state Law, such as California Labor Code Section 1400, et seq. (collectively, the “WARN Act”) and during the two (2) years preceding and including the Closing Date, neither of the Telkonet Companies has effectuated (i) a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of either of the Telkonet Companies; (ii) a “mass layoff” (as defined in the WARN Act); or (iii) such other transaction, layoff, reduction in force or employment terminations sufficient in number to trigger application of the WARN Act. Except as would result in, or be reasonably expected to result in, a Material Adverse Effect, each of the Telkonet Companies has been and is in material compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment, including, without limitation, wages and hours, labor relations, employment discrimination, disability rights or benefits, equal opportunity, plant closure or mass layoff issues, affirmative action, leaves of absence, occupational health and safety, workers compensation and unemployment insurance, and none of the current or former independent contractors of the Telkonet Companies was improperly classified as a non-employee and no current or former employees classified as “exempt” from overtime requirements were improperly classified as exempt. Neither of the Telkonet Companies engages any individual to perform services pursuant to an employee leasing or similar agreement with any outside agency. Except as set forth on Section 3.20 of the Telkonet Disclosure Schedule, none of the employees of the Telkonet Companies is employed outside of the United States by or on behalf of either of the Telkonet Companies. Section 3.20 of the Telkonet Disclosure Schedule lists each Employment Loss with annual compensation in excess of $50,000, occurring during the 90 days preceding the date of this Agreement (and will be updated by Telkonet to reflect such Employment Losses occurring during the 90 days preceding the Closing Date) and sets forth the name of each Person suffering such an Employment Loss and the location at which he or she worked.

3.21           Privacy and Data Security.

(a)                Except as would not be material to either of the Telkonet Companies, and as set forth on Section 3.21(a) of the Telkonet Disclosure Schedule, the Telkonet Companies’ Processing of Protected Information has complied, in all material respects, at all times in the two (2) years prior to the date hereof, and complies with (i) each Contract to which either Telkonet Company is a party, (ii) applicable Information Privacy and Security Laws, and (iii) the Privacy Policies. The Telkonet Companies have all authorizations, rights, Consents, data processing agreements, and data transfer agreements that are required under any Information Privacy or Security Law to Process Protected Information collected by or on behalf of the Telkonet Companies from individuals, which is in the Telkonet Companies’ possession or under their control in connection with the operation of their respective businesses.

(b)                The Telkonet Companies use reasonable efforts to monitor and protect the confidentiality, integrity and security of their Protected Information and their IT Systems against any Information Security Incident, and the Telkonet Companies have never experienced any Information Security Incident. Each of the Telkonet Companies has implemented and maintains an information security program that: (i) materially complies with all Information Privacy and Security Laws; (ii) identifies material internal and external risks to the security of any proprietary or confidential information in its possession, including Protected Information; (iii) monitors and protects Protected Information and all Telkonet Company IT Systems against any Information Security Incident and in conformance with Information Privacy and Security Laws; (iv) implements, monitors, and maintains commercially reasonable, administrative, organizational, technical, and physical safeguards to control the risks described above in (ii) and (iii); (v) is described in written data security policies and procedures; (vi) assesses the Telkonet Companies’ data security practices, programs and risks; and (vii) maintains incident response and notification procedures in compliance with applicable Information Privacy and Security Laws. The Telkonet Companies take reasonable steps to provide that any Protected Information collected or handled by authorized third parties acting on behalf of the Telkonet Companies provide similar safeguards, in each case, in compliance with applicable Information Privacy and Security Laws.

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(c)                To Telkonet’s Knowledge, there has been no data security breach of any Telkonet Company’s IT Systems, or material loss, or unauthorized acquisition, access, use, or disclosure with respect to the Processing of any Protected Information owned, transmitted, received, controlled, secured, or otherwise Processed by or on behalf of either Telkonet Company at any time.

(d)                The Telkonet Companies shall continue to have at least the same rights to Process Protected Information after Closing as they had before Closing.

3.22           Interests of Officers, Directors, and Managers. None of the officers, directors or managers of either of the Telkonet Companies or any of their respective Affiliates (other than the Telkonet Companies), or any “associate” (as such term is defined in Rule 14a-1 under the Exchange Act) of any such officer, director or manager, has any, direct or indirect, interest in any material property, real or personal, tangible or intangible, used in or pertaining to the business of the Telkonet Companies, or in any supplier, distributor or customer of the Telkonet Companies, or any other relationship, Contract, or arrangement with the Telkonet Companies, except as disclosed in the Filed Telkonet SEC Reports and except for rights as a shareholder and rights under Telkonet Employee Plans and any Telkonet Awards. Each officer, director or manager and, to Telkonet's Knowledge, shareholder beneficially owning (as such term is used in Section 13(d) of the Exchange Act) 5% or more of the issued and outstanding shares of Telkonet’s Common Stock is set forth in Section 3.22 of the Telkonet Disclosure Schedule.

3.23           Anti-Takeover Law. The respective boards of directors of the Telkonet Companies have taken all action necessary or required to (a) render inapplicable to this Agreement, the Voting Agreements and the consummation of the Contemplated Transactions the restrictions contained in (i) any state takeover Law that may purport to be applicable to this Agreement and the consummation of the Contemplated Transactions, including, but not limited to, the Utah Control Shares Acquisition Act (Utah Code Title 61, Chapter 6) (UCSAA), and Section 16-10a-18 of the URBCA, (ii) any takeover provision in either Telkonet Company’s Organizational Documents, and (iii) any takeover provision in any Telkonet Material Contract (b) approve the Voting Agreements under Section 16-10a-731 of the URBCA prior to execution.

3.24           Opinion of Financial Advisor. The Telkonet Board has received the opinion of Houlihan Capital LLC (the “Telkonet Financial Advisor”) dated July 23, 2021, to the effect that, as of such date, the consideration to be received by VDA in the Contemplated Transactions, including the Telkonet Shares and Warrant to be issued in favor of VDA in the Contemplated Transactions, are fair to Telkonet’s shareholders from a financial point of view. A copy of that opinion will be delivered to VDA promptly after the execution of this Agreement. Telkonet has been authorized by the Telkonet Financial Advisor to permit the inclusion of such opinion in its entirety and a discussion of Telkonet Financial Advisor’s analysis in preparing such opinion in the Proxy Statement.

3.25           Brokers; Fees and Expenses. No broker, finder, investment banker or other Person (other than the Telkonet Financial Advisor) is entitled to any brokerage, finder’s other similar fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of any Telkonet Company. Telkonet has heretofore made available to VDA copies of all Contracts between Telkonet and Telkonet Financial Advisor pursuant to which such firm would be entitled to any payment relating to the Contemplated Transactions. The fees and expenses of any broker, finder, or investment banker retained by Telkonet in connection with the Contemplated Transactions incurred or to be incurred by Telkonet in connection with the Contemplated Transactions will not be inconsistent with the fees and expenses set forth in Section 3.25 of the Telkonet Disclosure Schedule.

3.26           Disclosure.

(a)                No representation or warranty of Telkonet in this Agreement or the Telkonet Disclosure Schedule contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not misleading.

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(b)                None of the information supplied or to be supplied by or on behalf of Telkonet for inclusion in the Proxy Statement will, on the date of mailing to Telkonet’s shareholders or at the time of Telkonet Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder. If at any time prior to the Effective Time any event relating to Telkonet, the Telkonet Subsidiary or any of their respective Affiliates, officers or directors should be discovered by Telkonet which is required to be set forth in a supplement to the Proxy Statement, Telkonet shall promptly inform VDA in writing. Notwithstanding the foregoing, Telkonet makes no representation or warranty with respect to any information supplied in writing by VDA expressly for the purpose of inclusion or incorporation by reference in the Proxy Statement.

3.27           No Discussions. As of the date of this Agreement, neither of the Telkonet Companies, their respective boards of directors or any of its or their respective Affiliates or Representatives, is engaged, directly or indirectly, in any discussions or negotiations with any other Person relating to any Acquisition Proposal. Neither of the Telkonet Companies has terminated or waived any rights under any confidentiality, “standstill” non-solicitation or similar agreement with any third party to which either of the Telkonet Companies is or was a party or under which either of the Telkonet Companies has or had any rights.

3.28           Pandemic Compliance.

(a)                Telkonet (i) was an “eligible recipient” under the CARES Act, as such was in effect as of the date of Telkonet’s application for the PPP Loans, (ii) provided true, accurate, and, to Telkonet’s Knowledge, complete, information on the certifications, applications or other attestations under the PPP Loans as required by the CARES Act as was in effect on the date of such certifications, applications or other attestations, and (iii) used all proceeds of the PPP Loans in accordance with and pursuant to the CARES Act as was in effect on the applicable dates and, to Telkonet’s Knowledge, was and remains in material compliance with the terms, conditions and limitations set forth in each of the respective PPP Loans, as applicable, and under the CARES Act. To Telkonet’s Knowledge, Telkonet reasonably believes is eligible for loan forgiveness in connection with the PPP Loan evidenced by that certain Note, dated April 26, 2021 by and between Telkonet and the PPP Lender.

(b)                Except as disclosed in the Telkonet Financial Statements, Telkonet has not deferred Taxes pursuant to the CARES Act or any other corresponding or similar provision of any applicable Law enacted in connection with COVID-19. The Telkonet Companies are entitled to and have properly claimed (or will be eligible to claim) any Tax credits to which it is entitled related to COVID-19.

3.29           CFIUS. Telkonet represents and warrants, after consultation with counsel, that (a) following Telkonet’s submission of self-classification reports or Commodity Classification (“CCATS”) requests to the U.S. Commerce Department – Bureau of Industry and Security (“BIS”) in order to confirm Export Control Classification Numbers (“ECCNs”) for certain Telkonet Company Products pursuant to Section 740.17(b) of Part 740 (15 CFR 740.17(b)) (“License Exception ENC”), it does not believe it would be required to submit a declaration to the Committee for Foreign Investment in the United States (“CFIUS”) in connection with the Agreement pursuant to Section 800.401 of Part 800 (31 CFR 800), under the regulations adopted under the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA Regulations”) and (b) neither of the Telkonet Companies owns, leases or has an interest in “Covered Real Estate” as described in Section 802.211 (31 FCR part 802) of the FIRRMA Regulations.

3.30           Anti-Corruption Compliance.

(a)                During the five (5) years prior to the date of this Agreement, none of the Telkonet nor any of its Subsidiaries nor any of their respective officers, directors, or, to Telkonet’s Knowledge, employees, agents or third party representatives, or any other person, in each case, acting on behalf of Telkonet or any of its Subsidiaries has: (i) made, agreed to make, promised, offered or authorized the making of any contribution, payment, gift, entertainment, money or thing of value (including a facilitation payment) to a Government Official, or any other person, in violation of any applicable Anti-Corruption Laws; or (ii) accepted, received, agreed to accept or authorized the acceptance of any contribution, payment, gift, entertainment, money, anything of value, or other advantage in violation of any applicable Anti-Corruption Laws.

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(b)                To Telkonet’s Knowledge, none of Telkonet, nor any of its Subsidiaries or any of their respective officers, directors, or, to Telkonet’s Knowledge, employees, agents or third party representatives, or any other person, in each case, acting on behalf of Telkonet or any of its Subsidiaries, is or has been the subject of any internal or external allegation, investigation, inquiry or enforcement proceedings by any Governmental Body, bank or customer regarding any offence or alleged offence under applicable Anti-Corruption Laws, no such investigation, inquiry or proceedings is pending or threatened, and there are no circumstances likely to give rise to any such investigation, inquiry or proceedings.

(c)                Telkonet and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with all applicable Anti-Corruption Laws and have maintained complete and accurate books and records, including records of payments to any third parties (including their Representatives and distributors) and Government Officials.

(d)                Telkonet and its Subsidiaries have at all times: (i) kept and maintained reasonably detailed, accurate and complete books, records and financial accounts that fairly reflect the transactions and dispositions of the assets of Telkonet or any of its Subsidiaries and provide assurance that transactions are executed and access to assets is permitted only in accordance with management’s general or specific authorization; and (ii) devised, monitored and maintained a system of internal accounting controls sufficient to ensure compliance with all applicable laws and enforcement guidance, including those applicable to a company with securities listed on a U.S. stock exchange.

SECTION 4
REPRESENTATIONS AND WARRANTIES OF VDA

VDA represents and warrants to Telkonet as follows:

4.1               Organization and Valid Existence. VDA is a company duly organized and validly existing under the Laws of the Republic of Italy.

4.2               Authority; No Conflict.

(a)                VDA has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Contemplated Transactions. The execution and delivery of this Agreement by VDA and the consummation by VDA of the Contemplated Transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of VDA are necessary to authorize this Agreement or to consummate the Contemplated Transactions. This Agreement has been duly and validly executed and delivered by VDA, and assuming the due authorization, execution and delivery of this Agreement by Telkonet, constitutes the legal, valid and binding obligation of VDA, enforceable against VDA in accordance with its terms.

(b)                Except for violations and defaults that would not materially and adversely affect VDA’s ability to consummate any of the Contemplated Transactions and as set forth in Section 4.2(b) of the VDA Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time or both): (i) contravene, conflict with, or result in a violation of (A) any provision of VDA’s Organizational Documents, or (B) any resolution adopted by the board of directors or the shareholders of VDA; (ii) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any Order to which VDA, or any of the assets owned or used by VDA may be subject; (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by VDA, or that otherwise relates to the business of, or any of the assets owned or used by, VDA; (iv) require a Consent from any Person; or (v) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by VDA, except, in the case of clauses (ii), (iii), (iv) and (v), for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or delay consummation of the Contemplated Transactions in any material respect, or otherwise prevent VDA from performing its obligations under this Agreement in any material respect, and would not reasonably be expected to, individually or in the aggregate, adversely affect VDA, taken as a whole, in any material respect.

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(c)                The execution and delivery of this Agreement by VDA does not, and the performance of this Agreement and the consummation of the Contemplated Transactions by VDA will not, require any Consent of, or filing with or notification to any Governmental Body and where failure to obtain such Consents, or to make such filings or notifications, would not prevent or delay consummation of the Contemplated Transactions in any material respect, or otherwise prevent VDA from performing its obligations under this Agreement.

4.3               Securities Law Representations.

(a)                VDA understands that the Telkonet Shares, Warrant and Warrant Shares to be issued to it hereunder will not be registered pursuant to the Securities Act or any applicable Blue Sky Laws, that the Telkonet Shares, Warrant and Warrant Shares will be characterized as “restricted securities” under the U.S. securities laws and that under such laws and applicable regulations, the Telkonet Shares, Warrant and Warrant Shares cannot be sold or otherwise disposed of without registration under the Securities Act, applicable Blue Sky Laws or exemptions therefrom. In this regard, VDA is familiar with Regulation S and Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. VDA represents to Telkonet that it is an “accredited investor,” as such term is defined in the Securities Act and applicable regulations promulgated thereunder. VDA is able to bear the economic risk of acquiring the Telkonet Shares, Warrant and Warrant Shares pursuant to the terms of this Agreement, including a complete loss of its investment in such Telkonet Shares and Warrant Shares.

4.4               Advisors; Fees and Expenses. Except as set forth on Section 4.4 of the VDA Disclosure Schedule, no advisor, or other Person is entitled to any advisory fee in connection with the Contemplated Transactions based upon arrangements made by or on behalf of VDA.

4.5               Solvency. Immediately after giving effect to any of the Contemplated Transactions, VDA shall be solvent and shall: (a) be able to pay its debts as they become due; (b) own assets that have a fair saleable value greater than the amounts required to pay its debt (including a reasonable estimate of the amount of all contingent, subordinated, unmatured and unliquidated liabilities); and (c) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with any of the Contemplated Transactions with the intent to hinder, delay or defraud either present or future creditors of VDA or any of the Telkonet Companies. In connection with any of the Contemplated Transactions, VDA has not incurred and does not plan to incur debts beyond its ability to pay.

4.6               Disclosure.

(a)                No representation or warranty of VDA in this Agreement or the VDA Disclosure Schedule contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not misleading.

(b)                None of the information supplied or to be supplied by or on behalf of VDA or its controlling Persons for inclusion in the Proxy Statement will, on the date of mailing to Telkonet’s shareholders or at the time of the Telkonet Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event relating to VDA or any of their respective Affiliates, officers or directors should be discovered by VDA which is required to be set forth in a supplement to the Proxy Statement, VDA shall promptly inform Telkonet. Notwithstanding the foregoing, VDA makes no representation or warranty with respect to any information included in the Proxy Statement, except for such information supplied in writing by VDA expressly for the purpose of inclusion or incorporation by reference.

SECTION 5
COVENANTS

5.1               Access and Investigation.

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(a)                During the period from the date of this Agreement through the Effective Time (the “Pre-Closing Period”), subject to (i) applicable Antitrust Laws relating to the exchange of information, (ii) applicable Laws protecting the privacy of employees and personnel files, (iii) applicable undertakings given by Telkonet to others prior to the date hereof requiring confidential treatment of documents, and (iv) appropriate limitations on the disclosure of other information to maintain attorney-client privilege, Telkonet shall, and shall cause the Telkonet Subsidiary’s Representatives to, (A) provide VDA and its Representatives with reasonable access to its Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents, and with such additional financial, operating and other data and information regarding the Telkonet Companies as VDA may request, (B) cause its officers to confer with VDA concerning the status of its business as VDA may reasonably request and (C) provide VDA and its Representative with reasonable access, upon reasonable notice, to its significant clients and vendors. Without limiting the generality of the foregoing, during the Pre-Closing Period, subject to applicable Law and the terms and reasonable confidentiality commitments, Telkonet shall promptly provide VDA with, or afford VDA the right to make, copies of (i) all material operating and financial reports prepared by it and the Telkonet Subsidiary for its senior management, including copies of the unaudited monthly consolidated financial statements; (ii) any written materials or communications sent by or on behalf of it to its shareholders; (iii) any notice, report or other document filed with or sent to any Governmental Body in connection with the Contemplated Transactions; and (iv) any material notice of alleged violations or legal non-compliance received by any Telkonet Company from any Governmental Body.

(b)                The Parties agree that all information so received from the other shall be deemed received pursuant to the Confidentiality Agreement.

5.2               Pre-Closing Operations; Notification Obligations.

(a)                During the Pre-Closing Period, except as contemplated by this Agreement, Telkonet shall:

(i)                 cause it and the Telkonet Subsidiary (A) to conduct in all material respects, its business and operations in the Ordinary Course of Business; and (B) to comply in all material respects with all applicable Laws and all Telkonet Material Contracts (which for the purpose of this Section 5.2 shall include any Contract that would be a Telkonet Material Contracts if existing on the date of this Agreement);

(ii)               use commercially reasonable efforts so that each Telkonet Company preserves intact its current business organization, keeps available the services of its current officers and key employees; and

(iii)             use commercially reasonable efforts to keep in full force all insurance policies referred to in this Agreement.

(b)                During the Pre-Closing Period, except as contemplated by this Agreement or pursuant to the terms of Telkonet’s or the Telkonet Subsidiary’s Contracts with their respective clients entered into in the Ordinary Course of Business, or as otherwise subsequently approved in writing by such clients (and except with the prior written consent of VDA), Telkonet shall not, and Telkonet shall not permit the Telkonet Subsidiary, to:

(i)                 (a) except as required by any Organizational Document, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity or voting interests, except for dividends by a direct or indirect wholly-owned Subsidiary to its parent, (B) split, combine or reclassify any of its capital stock or other equity or voting interests, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity or voting interests, (C) purchase, redeem or otherwise acquire any shares of capital stock or any other securities of any such Person or any options, warrants, calls or rights to acquire any such shares or other securities (including any stock options or shares of restricted stock except pursuant to forfeiture conditions of such restricted stock), or (D) take any action that would result in any change of any term (including any conversion price thereof) of any debt security of such Person;

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(ii)               issue, deliver, or sell, any shares of its capital stock, any other equity or voting interests or any securities convertible into, or exchangeable for, or any options, warrants, calls or rights to acquire or receive, any such shares, interests or securities or any stock appreciation rights, phantom stock awards or other rights, other than (i) the issuance of shares of Telkonet Common Stock upon the exercise or satisfaction of Telkonet Awards in accordance with their present terms and shares reserved for issuance noted in Section 3.3(a) and (ii) issuance of shares of Telkonet Common Stock upon conversion of Telkonet Preferred Stock;

(iii)             amend or authorize the amendment of its Articles of Incorporation or bylaws (or similar Organizational Documents) or effect or become a party to any merger, consolidation, share exchange, business combination, recapitalization or similar transaction;

(iv)              acquire by merger or consolidation, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial equity or voting interest in, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association or other entity or division thereof;

(v)                acquire any material assets or a license therefore other than in the Ordinary Course of Business or incur any capital expenditures, or any obligations or liabilities in connection therewith, except pursuant to existing Contracts or Contracts entered into the Ordinary Course of Business with clients of such Person, or that, in the aggregate, would not exceed $50,000 during any fiscal quarter (for the avoidance of doubt, the purchase of inventory in the Ordinary Course of Business shall not be subject to Section 5.2(b));

(vi)              enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee) or change, or terminate any lease or sublease of real property;

(vii)            sell, grant a license in, mortgage, pledge or otherwise dispose of any of its material properties or assets other than the sale of inventory and the granting of licenses in the Ordinary Course of Business;

(viii)          other than pursuant to the applicable Telkonet Credit Agreements or in the event Telkonet has not incurred enough qualified expenses to be eligible for full forgiveness of the PPP Loan2, repurchase, prepay or incur any indebtedness or guarantee any indebtedness of another Person or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of any such Person, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing;

(ix)              make any loans, advances or capital contributions to, or investments in, any other Person, other than itself or the Telkonet Subsidiary, and except for customary travel and other advances to employees and Representatives in the Ordinary Course of Business;

(x)                pay, discharge, settle or satisfy any claims in excess of $100,000.00 (including claims of shareholders and any shareholder litigation relating to this Agreement, the Contemplated Transactions or any other transaction contemplated by this Agreement or otherwise), liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction of accounts payable generated in the Ordinary Course of Business as required by their terms, (b) waive, release, grant or transfer any right of material value under a Telkonet Material Contract other than in the Ordinary Course of Business; or (c) commence any Legal Proceeding with an amount in dispute in excess of $100,000;

(xi)              enter into any Telkonet Material Contract (a) except in the Ordinary Course of Business, or related to Telkonet Expenses not in excess of the amounts specified in Section 6.2(d) or related to audit and attestation services, if requiring payment in excess of One Hundred Thousand Dollars ($100,000.00), (b) if consummation of the Contemplated Transactions or compliance by such Person with the provisions of this Agreement will conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any Encumbrance in or upon any of the material properties or assets of Telkonet or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of such Telkonet Material Contract; (c) containing any restriction on the ability of any such Person to assign all or any portion of its rights, interests or obligations thereunder;

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(xii)            except as required by applicable Law, adopt or enter into any collective bargaining agreement or other labor union Contract applicable to the employees of any such Person;

(xiii)          (i) materially increase the compensation or benefits of, or pay any bonus to, any employee, officer, director, manager or independent contractor of any such Person, except for increases in the Ordinary Course of Business, or (ii) hire any new employee with compensation and benefits in excess of $100,000 annually other than in the Ordinary Course of Business;

(xiv)          except as required to comply with applicable Law, any Contract or Employee Plan in effect on the date of this Agreement, or as contemplated by this Agreement, or except as provided in (xiii), (A) pay to any employee, officer, director, manager or independent contractor of any such Person any benefit not provided for under any Contract or Employee Plan in effect on the date of this Agreement, (B) increase any awards under any Employee Plan, (C) take any action to increase the payment of compensation or benefits under any Contract or Employee Plan; (E) adopt, enter into or amend any Employee Plan other than offer letters entered into with new employees in the Ordinary Course of Business that provide, except as required by applicable Law, for “at will employment” with no severance benefits or (F) make any material determination under any Employee Plan that is not in the Ordinary Course of Business;

(xv)            (A) fail to accrue a material reserve in its books and records and financial statements in accordance with past practice for Taxes payable by, or with respect to, any such Person, (B) settle or compromise any Legal Proceeding relating to any material Tax or (C) make or revoke any material Tax election;

(xvi)          except as required by GAAP or applicable Law, change its fiscal year, revalue any of its material assets or make any changes in any material financial or Tax accounting methods, principles or practices;

(xvii)        authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

(c)                Telkonet and the Telkonet Subsidiary shall prepare and timely file all Tax Returns required to be filed by them on or before the Closing Date on the same basis and consistent with past practices employed on the Tax Returns referred to in this Agreement and shall pay and discharge all Taxes before the same shall become delinquent, except to the extent (a) the same are being contested in good faith and by appropriate proceedings diligently pursued and in such manner as not to cause any Material Adverse Effect upon the condition (financial or otherwise) or operations of Telkonet and the Telkonet Subsidiary, and (b) reserves have been set aside on its books in an amount of the demanded principal imposition and penalties and interest.

(d)                During the Pre-Closing Period, Telkonet shall give VDA and its Representatives reasonable access to all properties, books, records and Tax Returns of it or its Subsidiaries and shall give VDA reasonable notice of any pending or threatened Tax audit, assessment or adjustment.

(e)                During the Pre-Closing Period, Telkonet will not adopt any new management, incentive, retention or severance agreements or arrangements.

(f)                 During the Pre-Closing Period, each Party shall, promptly as reasonably possible, following its Knowledge thereof, but in any event within 72 hours of the occurrence, notify the other Party in writing of:

(i)                 any notice or other communication from any Person alleging that the Consent of such Person is required in connection with the Contemplated Transactions;

(ii)                any notice or other communication from any Governmental Authority in connection with the Contemplated Transactions; or

(iii)                any actions, suits, claims, investigations or proceedings commenced or threatened against, or involving Telkonet, the Telkonet Subsidiary or VDA, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement or that relate to the consummation of the Contemplated Transactions.

(iv)                 No notification given to a Party pursuant to this Section 5.2(e) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of it contained in this Agreement.

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(g)                From time to time from the date of this Agreement up to an including the Closing Date, Telkonet shall promptly supplement or amend any schedules in the Telkonet Disclosure Schedule with respect to any matter hereafter arising, which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule. No supplement or amendment of a Telkonet Disclosure Schedule to this Agreement made pursuant to this clause shall be deemed to constitute a cure of any breach of any representation or warranty made by such Party pursuant to this Agreement or constitute a waiver of or consent to any such breach by VDA.

5.3               No Solicitation of Acquisition Proposals.

(a)                From the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement in accordance with Section 7.1, except as otherwise provided in this Section 5.3, neither Telkonet Company shall, directly or indirectly, nor shall either Telkonet Company direct their respective Representatives to (i) solicit, initiate or knowingly encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal, (ii) furnish any nonpublic information regarding either of the Telkonet Companies to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest with respect to a potential Acquisition Proposal, (iii) engage in negotiations with any Person with respect to any Acquisition Proposal, or (iv) enter into any Acquisition Agreement; provided, however, that prior to the Required Telkonet Shareholder Vote, this Section 5.3(a) shall not prohibit Telkonet from furnishing nonpublic information regarding the Telkonet Companies to, or entering into discussions with, any Person (including such Person’s Representatives and financing sources), or entering into an Acceptable Confidentiality Agreement with any Person, in response to a Superior Proposal or an Acquisition Proposal that the Telkonet Board reasonably believes is likely to result in a Superior Proposal if (1) such Acquisition Proposal was unsolicited and did not otherwise result from a breach of this Section 5.3, (2) the Telkonet Board concludes in good faith, after consultation with its outside legal counsel, that such action is required for the Telkonet Board to comply with its fiduciary obligations to Telkonet’s shareholders under applicable Law, (3) at least 48 hours prior to furnishing any such nonpublic information to, or entering into discussions with, such Person, Telkonet gives VDA written notice of the identity of such Person, the material terms thereof and any term sheet, letter of intent or similar document and draft Acquisition Agreement or financing documents related thereto and Telkonet’s intention to furnish nonpublic information to, or enter into discussions with, such Person (subject, in each case, to the terms of any Acceptable Confidentiality Agreement), and Telkonet receives from such Person an executed Acceptable Confidentiality Agreement containing limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person by or on behalf of Telkonet, and (4) at least 48 hours prior to furnishing any such nonpublic information to such Person, Telkonet furnishes such nonpublic information to VDA (to the extent such nonpublic information has not been previously furnished or made available by Telkonet to VDA). For the avoidance of doubt, it shall not be a violation of this Section 5.3(a) if the Telkonet Companies and/or their Representatives contact a third Person making any Acquisition Proposal which has been made without a violation of this Section 5.3 solely to clarify the terms and conditions of such Acquisition Proposal and to determine whether it constitutes or could reasonably be expected to lead to a Superior Proposal.

(b)                From and after the date of this Agreement, Telkonet shall promptly (and in no event later than three (3) Business Days after receipt of any Acquisition Proposal, any inquiry or indication of interest that would reasonably be expected to lead to an Acquisition Proposal) advise VDA orally and in writing of any Acquisition Proposal or any inquiry or indication of interest that would reasonably be expected to lead to an Acquisition Proposal (including the identity of the Person making or submitting such Acquisition Proposal, inquiry, or indication of interest, and the material terms thereof) that is made or submitted by any Person during the Pre-Closing Period, and shall provide VDA with any relevant documentation related thereto (within three (3) Business Days of receipt by the Telkonet Board), including but not limited to, proposed merger or other Acquisition Agreements, financing document, letters, or commitments, subject, in each case, to the terms of any Acceptable Confidentiality Agreement permitted under Section 5.3(a). Telkonet shall keep VDA reasonably informed with respect to the status of any such Acquisition Proposal, inquiry or indication of interest and any modification or proposed modification thereto.

(c)                Telkonet agrees not to release or permit the release of any Person from, or to waive or permit the waiver of any provision of, any confidentiality, “standstill” or similar agreement to which either of the Telkonet Companies is a party, and will use its commercially reasonable efforts to enforce or cause to be enforced each such agreement at the request of VDA; provided that notwithstanding the foregoing, Telkonet shall be permitted to waive, amend, release or fail to enforce any provision of any confidentiality, “standstill” or similar obligation of any Person if the Telkonet Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under any applicable Law. Telkonet also will promptly request each Person that has executed, within twelve (12) months prior to the date of this Agreement, a confidentiality agreement in connection with its consideration of a possible Acquisition Transaction or equity investment to return or destroy all confidential information heretofore furnished to such Person by or on behalf of either of the Telkonet Companies.

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(d)                Except as expressly provided by Section 5.3(e), neither the Telkonet Board nor any committee thereof shall: (i) (A) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to VDA, the Board Recommendation, (B) adopt, approve or recommend or propose to adopt, approve or recommend (publicly or otherwise) an Acquisition Proposal, (C) after the public announcement of the submission of an Acquisition Proposal, fail to publicly reaffirm the Board Recommendation within seven Business Days after VDA so requests in writing (D) fail to recommend against any Acquisition Proposal subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9 within 10 Business Days after the commencement of such Acquisition Proposal on a Schedule TO or (E) fail to include the Board Recommendation in the Proxy Statement (any action described in clauses (A) through (E), a “Recommendation Change”); or (ii) cause or permit Telkonet or the Telkonet Subsidiary to enter into any Acquisition Agreement.

(e)                Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Required Telkonet Shareholder Vote, Telkonet may effect a Recommendation Change if the Telkonet Board has received an Acquisition Proposal that it determines in good faith (after consultation with its independent financial advisors and outside legal counsel) constitutes a Superior Proposal and determines in good faith (after consultation with its independent financial advisors and legal counsel) that such action is required for the Telkonet Board to comply with its fiduciary obligations to Telkonet shareholders under applicable Law; provided, that (A) such Acquisition Proposal was unsolicited and did not otherwise result from a breach of this Section 5.3 (B) Telkonet shall have given VDA at least two Business Days’ prior written notice of its intention to take such action, and if applicable, intends to cause Telkonet or any of its Subsidiaries to enter into such Acquisition Agreement (which notice shall specify the material terms and conditions of any such Superior Proposal and the identity of the party making such Superior Proposal) and, no later than the time of such notice, provided VDA a copy of the relevant proposed transaction agreement and other material documents (including but not limited to any financing documents) with the party making such Superior Proposal, subject, in each case, to the terms of an Acceptable Confidentiality Agreement, (C) if requested by VDA, Telkonet shall have negotiated in good faith with VDA during such two Business Day notice period to enable VDA to propose changes to the terms of this Agreement that would cause such Superior Proposal to no longer constitute a Superior Proposal, (D) the Telkonet Board shall have considered in good faith (after consultation with independent financial advisors and outside legal counsel), any changes to this Agreement proposed by VDA and determined that the Superior Proposal would continue to constitute a Superior Proposal if such changes were to be given effect, and (E) in the event of any change to the financial terms of such Superior Proposal, Telkonet shall, in each case, have delivered to VDA an additional notice and copies of the relevant proposed transaction agreement and other material documents and the two Business Day notice period shall have recommenced, subject, in each case, to the terms of an Acceptable Confidentiality Agreement.

(f)                 Nothing contained in this Section 5.3 shall be deemed to prohibit Telkonet or the Telkonet Board from (i) taking and disclosing to its shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act, or (ii) making any “stop-look-and-listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act; provided, however, that in no event shall Telkonet or the Telkonet Board or any committee thereof take, agree or resolve to take any action prohibited by Section 5.3(e) (it being understood that a “stop, look and listen” letter or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act shall not be deemed a modification of the Telkonet Board’s approval of the Contemplated Transactions and this Agreement or the Board’s recommendation that the shareholders approve the Amendment and the Securities Issuances), or (iii) making any other required disclosure to the Telkonet shareholders if the Telkonet Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with any applicable securities Laws, it being understood that nothing in the foregoing will be deemed to permit Telkonet or the Telkonet Board to effect a Recommendation Change other than in accordance with Section 5.3(e).

(g)                Nothing in this Agreement shall prohibit or restrict the Telkonet Board, in circumstances not involving or relating to an Acquisition Proposal (which for the avoidance of doubt is addressed in Sections 5.3(a)-(f)), from effecting a Recommendation Change in response to an Intervening Event, if, and only if, (i) the Telkonet Board (or a committee thereof) determines in good faith, after consultation with outside legal counsel, that the failure to make a Recommendation Change would reasonably be likely to be inconsistent with its fiduciary duties as directors under applicable Law, (ii) Telkonet has notified VDA in writing, at least two business days in advance of such Recommendation Change, that it is considering taking such action and specifying in reasonable detail the reasons therefore, and (iii) during such two business day period, Telkonet has considered, and at the reasonable request of VDA, engaged in good faith discussions with VDA regarding, any adjustments proposed in writing by VDA to the terms and conditions of this Agreement, should VDA propose any such adjustments, and the Telkonet Board (or a committee thereof), after consultation with its outside legal counsel, shall have determined in good faith that such proposed changes do not obviate the need for the Telkonet Board to effect a Recommendation Change and that the failure to make a Recommendation Change would be inconsistent with its fiduciary duties as directors under applicable Law. For avoidance of doubt, a Recommendation Change due to an Intervening Event shall be deemed a Telkonet Triggering Event and shall entitle VDA to terminate this Agreement under Section 7.1(e)(ii), which will also require payment of the Telkonet Termination Fee as set forth in Section 7.3(b).

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5.4               Telkonet Shareholder Approval and Proxy Statement.

(a)                Telkonet shall, as promptly as reasonably practicable after the date hereof, prepare and file with the SEC a proxy statement in preliminary form relating to the Telkonet Shareholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”). Telkonet will use commercially reasonable efforts to cause the definitive Proxy Statement to be mailed to Telkonet’s shareholders as promptly as practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement (and Telkonet shall respond as promptly as practicable to any comments made by the SEC with respect to the Proxy Statement). No filing of, or amendment or supplement to, or correspondence to the SEC or its staff with respect to the Proxy Statement will be made by Telkonet, without providing VDA a reasonable opportunity to review and comment thereon. Telkonet will advise VDA, promptly as reasonably practicable after it receives notice thereof, of any request by the SEC for the amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time any information relating to Telkonet or VDA, or any of their respective Affiliates, officers or directors, should be discovered by Telkonet or VDA which should be set forth in an amendment or supplement to the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly as reasonably practicable notify the other Party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Laws, disseminated to Telkonet’s shareholders.

(b)                Telkonet shall establish a record date for, duly call, give notice of, convene and hold a meeting of the holders of Telkonet Common Stock and Telkonet Preferred Stock for the purpose of considering the approval and adoption of the proposed Amendment and the Securities Issuances (the “Telkonet Shareholders Meeting”), and a proposal to adjourn the Telkonet Shareholders Meeting if there are not sufficient votes at the time of the Telkonet Shareholders Meeting to obtain the Required Telkonet Shareholder Vote. The Telkonet Shareholders Meeting shall be held within forty five (45) calendar days of the date of mailing the definitive Proxy Statement; provided, however, for the avoidance of doubt, that Telkonet, at the request of VDA, shall postpone or adjourn the Telkonet Shareholders Meeting (i) for the absence of a quorum, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure prior to the Telkonet Shareholders Meeting, or (iii) if required by Law. Subject to Section 5.3, the Telkonet Board shall include the Board Recommendation in the Proxy Statement. Unless the Telkonet Board shall have made a Recommendation Change in compliance with Section 5.3, Telkonet shall use commercially reasonable efforts to take all actions necessary or advisable to secure the vote or consent of shareholders required by the URBCA to effect the Contemplated Transactions.

5.5               Regulatory Approvals.

(a)                VDA and Telkonet, as applicable, shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary to consummate and make effective the Contemplated Transactions. Without limiting the generality of the foregoing, VDA and Telkonet (i) shall make all filings (if any) and give all notices (if any) required to be made and given by such party in connection with the Contemplated Transactions, including, without limitation, any filings or notices required to be made pursuant to Section 6.2(h), and shall submit promptly any additional information requested in connection with such filings and notices, (ii) shall use commercially reasonable efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Law or Telkonet Material Contract or otherwise) by such party in connection with the Contemplated Transactions and (iii) shall use commercially reasonable efforts to oppose or to lift, as the case may be, any restraint, injunction or other legal bar to the Contemplated Transactions. Each Party shall promptly deliver to the other Parties a copy of each such filing made, each such notice given and each such Consent obtained by such Party during the Pre-Closing Period.

(b)                Notwithstanding anything to the contrary contained in this Agreement, neither VDA nor Telkonet shall have any obligation under this Agreement: (i) to dispose, transfer or hold separate, or cause any of its Subsidiaries to dispose, transfer or hold separate any assets or operations, or to commit to dispose of any assets; (ii) to discontinue or cause any of its Subsidiaries to discontinue offering any product or service, or to commit to discontinue offering any product or service; or (iii) to make or cause any of its Subsidiaries to make any commitment (to any Governmental Body or otherwise) regarding its future operations.

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5.6               Control of Other Party’s Business. Nothing contained in this Agreement shall give VDA, directly or indirectly, the right to control or direct the operations of either Telkonet Company prior to the consummation of the Contemplated Transactions. Prior to the consummation of the Contemplated Transactions, Telkonet shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations and those of the Telkonet Subsidiary. For the avoidance of doubt, nothing contained in this Agreement shall give Telkonet, directly or indirectly, the right to control or direct the operations of VDA or its Affiliates prior to or after the consummation of the Contemplated Transactions.

5.7               Disclosure.

(a)                VDA and Telkonet will provide each other a reasonable opportunity to review and make reasonable comment upon, any press release or other public statement with respect to this Agreement and the Contemplated Transactions and, except as may be required by applicable Law or any listing agreement with, or regulation of, any securities exchange or market on which the Telkonet Common Stock is listed, will not issue any such press release or make any such public statement prior to receiving the other Party’s consent (which shall not be unreasonably withheld, conditioned or delayed); provided, however, that each of VDA and Telkonet may make public statements in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are not inconsistent with previous press releases, public disclosures or public statements made by VDA and Telkonet in compliance with securities Laws and this Section 5.7.

(b)                Before any written communications related to the Contemplated Transactions of any Party hereto or any of their respective “participants” (as defined in Rule 165 of the Securities Act) is (i) disseminated to any investor, analyst, member of the media, employee, client, customer or other third-party or otherwise made accessible on the website of such party or any such participant, as applicable (whether in written, video or oral form via webcast, hyperlink or otherwise), or (ii) used by any executive officer, key employee or advisor of such party or any such participant, as applicable, as a script in discussions or meetings with any such third parties, VDA or Telkonet, as the case may be, shall (or shall cause any such participant to) cooperate in good faith with respect to any such written communications related to the Contemplated Transactions. Each Party shall (or shall cause any such participant to) give reasonable and good faith consideration to any comments made by the other such Party or Parties and their counsel on any such written communications related to the Contemplated Transactions, including determining whether any filings with the SEC of such written communications are required. For purposes of the foregoing, written communications related to the Contemplated Transactions shall include, with respect to any Person, any document or other written communication prepared by or on behalf of that Person, or any document or other material or information posted or made accessible on the website of that Person (whether in written, video or oral form via webcast, hyperlink or otherwise).

5.8               Takeover Statutes. If any “fair price,” “moratorium,” “control share acquisition” “business combination’ or other form of antitakeover statute or regulation or any similar provision of the Organizational Documents shall be or become applicable to the Contemplated Transactions, the Telkonet Board shall grant such approvals and take such actions as are necessary so that the transactions described herein may be consummated as promptly as practicable on the terms described herein and otherwise act to eliminate or minimize the effects of such statute, regulation or provision on the transactions described herein.

5.9               Subsidiaries’ Compliance. Each Party shall cause its Subsidiaries to comply with all of such Party’s obligations under this Agreement and such Subsidiary shall not engage in activities of any nature which are prohibited by this Agreement.

5.10           “Leak-Out” Covenants. VDA shall comply with “leak-out” restrictions comparable to those restrictions to be set forth in the “leak-out” agreements contemplated by Section 6.2(f) below, which will provide that, for a period of twelve (12) months following the Closing, VDA will not sell any shares of Telkonet Common Stock owned by VDA in excess of the volume limitations imposed by Rule 144 promulgated under the Securities Act.

5.11           Registration Rights. On the date hereof, VDA and Telkonet shall enter into a Registration Rights Agreement, in substantially the form attached hereto as Exhibit D, to be effective upon Closing.

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5.12           Voting Agreement. On the date hereof, the Persons listed on Annex A hereto, shall enter into a Voting Agreement, in substantially the form attached hereto as Exhibit B, to be effective as of the date hereof.

5.13           OTCQB Listing. On or upon consummation of the Closing, Telkonet shall make or give all filings or notices required to be made or given to continue the listing or quotation of the Telkonet Common Stock on the OTCQB following the Effective Time.

5.14           Resignation of Directors; Election of VDA Directors. Telkonet shall obtain the written resignation of all directors of the Telkonet Companies (including from all committees of the Board) other than Jason Tienor and Tim Ledwick, on or before, and to be effective as of, the Effective Time. Moreover, Telkonet shall obtain from the current directors serving on the Telkonet Board (both those resigning and those not resigning from their office) a letter (the form of which will be agreed to between the Parties) whereby each director will confirm (a) receipt of all remuneration due to such director from the Telkonet Companies up until the Effective Time, and (b) that such director has no claim (or basis for any claim) against the Telkonet Companies for any reason whatsoever arising from or related to such director’s service to the Telkonet Companies up until the Effective Time. As of the Effective Time, the existing Telkonet Board shall have appointed the VDA Directors to fill the vacancies on the Telkonet Board (and any committees thereof), as well as the Board of the Telkonet Subsidiary (and any committees thereof) resulting from the resignation of directors provided by this Section 5.13, such that, on the Effective Time, VDA shall have designated a majority of the Telkonet Board (and a majority of each committee thereof), and a majority of the Board of the Telkonet Subsidiary (and a majority of each committee thereof) In addition, the current Telkonet Board’s Nominating Committee shall have recommended all such VDA designees for appointment to the three vacancies on the Telkonet Board created by the aforementioned resignations.

5.15           Employment Agreements. Telkonet has entered into new employment agreements with certain key employees of Telkonet, listed on Annex B hereto, to take effect upon the Closing. In connection with Jason Tienor’s new employment agreement, Telkonet shall obtain the resignation of Mr. Tienor as Chief Executive Officer of Telkonet effective upon the Closing.

5.16           CCATS Requests. During the Pre-Closing Period, Telkonet shall submit Commodity Classification Automated Tracking System requests (“CCATS Requests”) to the BIS in order to request that BIS issue determinations classifying Telkonet’s Gateway device, EcoCommander edge gateway server devices (in their 32 g unit, 16g unit and 8g unit configurations) and Rhapsody edge gateway server devices under Export Control Classification Number 5A002.

SECTION 6
CONDITIONS TO THE CONTEMPLATED TRANSACTIONS

6.1               Conditions to Each Party’s Obligation to Effect the Contemplated Transactions. The obligations of each party to effect and otherwise consummate the Contemplated Transactions are subject to the satisfaction, on or before the Closing, of each of the following conditions, any or all of which may be waived in whole or in part to the extent permitted by applicable Laws:

(a)                Shareholder Approval. Telkonet shall have obtained the Required Telkonet Shareholder Vote.

(b)                No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Contemplated Transactions will be in effect, nor will any action have been taken by any Governmental Body of competent jurisdiction, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Contemplated Transactions, that in each case prohibits, makes illegal, enjoins, alters, or delays the consummation of the Contemplated Transactions.

6.2               Conditions to Obligations of VDA. The obligations of VDA to effect and otherwise consummate the Contemplated Transactions are further subject to the satisfaction, on or before the Closing, of each of the following conditions, any or all of which may be waived by VDA in whole or in part to the extent permitted by applicable Laws:

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(a)                Representations and Warranties. The representations and warranties of Telkonet contained in this Agreement shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (except as to (i) such representations and warranties made as of a specific date, which shall have been accurate in all respects as of such date and (ii) any update of or modification to the Telkonet Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded) except where the failure to be accurate (disregarding all qualifications contained therein relating to materiality or a Material Adverse Effect with respect to the Telkonet Companies) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Telkonet Companies (other than with respect to Sections 3.1(a), 3.2, and 3.3 and 3.25 which shall not be subject to any materiality standard), and VDA shall have received a certificate signed by an authorized officer of Telkonet to that effect.

(b)                Performance of Obligations of Telkonet. Telkonet shall have performed and complied in all material respects with each of its agreements, obligations and covenants under the Agreement and VDA shall have received a certificate signed by an authorized officer of Telkonet to that effect.

(c)                No Litigation. There shall not have been any material litigation arising or pending against Telkonet or the Telkonet Subsidiary, other than (i) litigation disclosed on the Telkonet Disclosure Schedule (but only as such Disclosure Schedule existed as of the date of signing of this Agreement and prior to any updating or amendment) and (ii) any legal proceedings made or brought by shareholders of Telkonet (on their own behalf or on behalf of  Telkonet) against Telkonet arising out of the Contemplated Transactions.

(d)                No Material Adverse Effect. No Material Adverse Effect with respect to the Telkonet Companies shall have occurred following the execution and delivery of the Agreement and VDA shall have received a certificate signed by an authorized officer of Telkonet to that effect.

(e)                Closing Date Cash & Liabilities. Telkonet shall have (i) Estimated Closing Date Cash in an amount of not less than $1,000,000 after giving effect to the Contemplated Transactions (and before reduction of up to $1,000,000 in Telkonet Expenses in connection with the Contemplated Transactions, (as so reduced, the “Cash Amount”)), it being understood and agreed that any Telkonet Expenses in excess of $1,000,000 shall be deemed to reduce the Cash Amount by the amount of such excess) and (ii) total payables and accrued expenses, total current liabilities, and total long-term liabilities (as set forth on the Telkonet Balance Sheet in accordance with past practices) at the Closing Date not exceeding Six Million Dollars ($6,000,000.00).

(f)                 Leak-Out Agreements. Each of the Persons listed on Annex A shall have executed “leak-out” agreements substantially in the form attached hereto as Exhibit E, which will provide that, for a period of six (6) months following the Closing, such Persons will not sell any shares of Telkonet Common Stock or Preferred Stock owned by such Person in excess of the volume limitations imposed by Rule 144 promulgated under the Securities Act.

(g)                Proxy Statement. The Proxy Statement implementing the Contemplated Transaction (including, without limitation, reserving sufficient authorized shares for the issuance of the Telkonet Shares as well as the exercise of the Warrant) shall have been filed with the SEC and the SEC has confirmed that it will not review, or that it has completed its review of, the Proxy Statement, and Telkonet has caused the definitive Proxy Statement to be mailed to Telkonet shareholders.

(h)                OTCQB Listing. The Telkonet Common Stock shall be listed or quoted on the OTCQB, Telkonet shall have made or given all filings or notices required to be made or given to continue such listing or quotation following the Effective Time.

(i)                 No Takeover Statutes No “fair price,” “moratorium,” “control share acquisition”, “business combination” or other form of antitakeover statute or regulation shall be or become applicable to the Contemplated Transactions, other than those whose effect has been fully eliminated or mitigated to the satisfaction of VDA.

(j)                 Delivery of Telkonet Shares and Warrant –Telkonet shall have delivered to VDA (i) evidence satisfactory to VDA that the Telkonet Shares have been registered with Telkonet’s transfer agent in the name of VDA and (ii) the Warrant, duly executed by Telkonet.

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(k)                Verification of CCATS Requests Submission.  Telkonet shall have provided VDA with copies of electronic confirmation provided by BIS confirming Telkonet’s submission of the CCATS Requests referenced in Section 5.16.  For the avoidance of doubt, the Parties agree that the condition stated in this Section 6.2(k) is intended to satisfy the self-classification requirement stated in 31 CFR Part 740.17(b)(1) (License Exception ENC) of the US Export Administration Regulations and that this condition shall not require BIS to issue the requested CCATS determinations requested in the CCATS Requests prior to Closing.

(l)                 Delivery of Intellectual Property Assignment Agreements. Telkonet shall use reasonable commercial efforts to cause certain persons or entities identified by VDA to execute intellectual property assignments in a form reasonably satisfactory to VDA.

6.3               Conditions to Obligations of Telkonet. The obligations of Telkonet to effect and otherwise consummate the Contemplated Transactions are further subject to the satisfaction, on or before the Closing, of each of the following conditions, any or all of which may be waived by Telkonet in whole or in part to the extent permitted by applicable Laws:

(a)                Representations and Warranties. The representations and warranties of VDA contained in this Agreement shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (except as to (i) such representations and warranties made as of a specific date, which shall have been accurate in all respects as of such date and (ii) any update of or modification to the VDA Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded), except where the failure to be accurate, (disregarding all qualifications contained therein relating to materiality or a Material Adverse Effect with respect to VDA) has not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to VDA), and Telkonet shall have received a certificate signed by an authorized officer of VDA to that effect.

(b)                Performance of Obligations of VDA and Contemplated Transactions. VDA shall have performed and complied in all material respects with each of its agreements, obligations and covenants under the Agreement and Telkonet shall have received a certificate signed by an authorized officer of VDA to that effect.

(c)                No Material Adverse Effect. No Material Adverse Effect with respect to VDA shall have occurred following the execution and delivery of the Agreement and Telkonet shall have received a certificate signed by an authorized officer of VDA to that effect.

(d)                Financing. The amount of the Financing shall have been received by Telkonet by wire transfer to its designated account.

SECTION 7
TERMINATION

7.1               Termination. This Agreement may be terminated prior to the Effective Time (whether before or, subject to the terms hereof, after the Required Telkonet Shareholder Vote):

(a)                by mutual written consent of VDA and Telkonet;

(b)                by either VDA or Telkonet if the Contemplated Transactions shall not have been consummated on or before one hundred and twenty (120) days from signing date (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has resulted in the failure of the Contemplated Transactions to be consummated on or before the Outside Date;

(c)                by either VDA or Telkonet if (i) the Telkonet Shareholders Meeting (including any adjournments and postponements thereof) shall have been held and completed and Telkonet’s shareholders shall have voted on a proposal to approve the Amendment and the Securities Issuances and (ii) the Amendment and the Securities Issuances shall not have been approved at such meeting (and shall not have been approved at any adjournment or postponement thereof) by the Telkonet shareholders; provided, however, that a Party shall not be permitted to terminate this Agreement pursuant to this Section 7.1(c) if the failure to obtain such shareholder approval is attributable to a failure on the part of such Party to perform its obligations required to be performed by such Party at or prior to the Effective Time;

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(d)                by Telkonet:

(i)                 if Telkonet is not in material breach of its obligations or its representations and warranties under this Agreement, and (A) there shall have been a breach of any covenant or agreement on the part of VDA set forth in this Agreement (except as otherwise provided in this Section 7.1(d)) or (B) any of the representations and warranties of VDA set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate, which breach would, if occurring or continuing on the date the Closing would otherwise occur, result in the failure of any of the conditions specified in Section 6.3(a) or 6.3(b); provided, however, that notwithstanding the foregoing, if such breach by VDA or such inaccuracies in the representations and warranties of VDA are curable by VDA through the exercise of commercially reasonable efforts, then upon notice by VDA to Telkonet delivered no later than two calendar days after delivery of the notice from VDA referred to in (x) below, that it intends to cure such breach or such inaccuracies, then Telkonet shall not be permitted to terminate this Agreement pursuant to this Section 7.1(d)(i) unless such breach or inaccuracies have not been cured (if curable) by the earlier of the earlier of (x) thirty (30) calendar days after delivery of written notice from Telkonet to VDA of such breach or inaccuracy, as applicable, or (y) the Outside Date;

(ii)               if, at any time prior to the Required Telkonet Shareholder Vote, (i) the Telkonet Board has received an Acquisition Proposal that it determines in good faith (after consultation with its independent financial advisors and outside legal counsel) constitutes a Superior Proposal and determines in good faith (after consultation with its independent financial advisors and outside legal counsel) that such is required for the Telkonet Board to comply with its fiduciary obligations to Telkonet’s shareholders under applicable Law, (ii) Telkonet has not breached any of the provisions of Section 5.3 in connection with such Superior Proposal, (iii) Telkonet shall have given VDA at least two Business Days’ prior written notice of its intention to take such action (which notice shall specify the material terms and conditions of any such Superior Proposal and the identity of the party making such Superior Proposal) and, no later than the time of such notice, provided VDA a copy of the relevant proposed transaction agreement and other material documents with the party making such Superior Proposal (including, but not limited to, any financing documents), (iv) if requested by VDA, Telkonet shall have negotiated in good faith with VDA during such two Business Day period to enable VDA to propose changes to the terms of this Agreement that would cause such Superior Proposal to no longer constitute a Superior Proposal, (v) the Telkonet Board shall have considered in good faith (after consultation with any independent financial advisors and outside legal counsel) any changes to this Agreement proposed by VDA in a written offer capable of acceptance, and determined that the Superior Proposal would continue to constitute a Superior Proposal if such changes were accepted by Telkonet, (vi) in the event of any change to the financial or other material terms of such Superior Proposal, Telkonet shall, in each case, have delivered to VDA, an additional notice and copies of the relevant proposed transaction agreement and other documents and have provided to VDA another two Business Day notice period (the provisions of subsection (iv) and (v) shall again be complied with in respect of such changed financial or other material terms) and (vii) prior to or concurrently with the termination of this Agreement, Telkonet pays VDA the Telkonet Termination Fee in accordance with Section 7.3(b)(i);

(iii)             if, since the date of this Agreement, there shall have occurred any Material Adverse Effect with respect to VDA, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have a Material Adverse Effect with respect to VDA;

(iv)              if the Financing is not provided by VDA to Telkonet at the Closing.

(e)                by VDA:

(i)                 if VDA is not in material breach of its obligations or its representations and warranties under this Agreement (and subject to any cure rights specified therein), and (A) there shall have been a breach of any covenant or agreement on the part of Telkonet set forth in this Agreement or (B) any representation or warranty of Telkonet set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate, which breach would, if occurring or continuing on the date the Closing would otherwise occur, would result in the failure of any of the conditions specified in Section 6.2(a) or 6.2(b); provided, however, that notwithstanding the foregoing, if such breach by Telkonet or such inaccuracies in the representations and warranties of Telkonet are curable by Telkonet through the exercise of commercially reasonable efforts (it being understood that a failure to comply with Section 5.3 shall be deemed incapable of being cured), then upon notice by Telkonet to VDA delivered no later two calendar days after delivery of the notice from VDA referred to in (x) below, that it intends to cure such breach or such inaccuracies, VDA shall not be permitted to terminate this Agreement pursuant to this Section 7.1(e)(i) unless such breach or inaccuracies have not been cured (if curable) by the earlier of (x) thirty (30) calendar days after delivery of written notice from VDA to Telkonet of such breach or inaccuracy, as applicable, or (y) the Outside Date;

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(ii)               if a Telkonet Triggering Event shall have occurred;

(iii)             if, since the date of this Agreement, there shall have occurred any Material Adverse Effect with respect to the Telkonet Companies, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have a Material Adverse Effect with respect to the Telkonet Companies; or

(iv)              any other condition specified in Section 6.2 (a), (b), (c),(e), (f), (g), (h), (i), (j), (k) or (l) shall have not been complied with, and, upon notice duly given to Telkonet of such non-compliance, has not been cured within fifteen (15) days of receipt of such notice.

7.2               Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect, provided, however, that (a) this Section 7.2 and Section 7.3 shall survive the termination of this Agreement and shall remain in full force and effect, and (b) the termination of this Agreement shall not relieve any Party from any fraud, or from any Liability for any material and intentional inaccuracy in or breach of any representation or any material and intentional breach of any warranty, covenant or other provision contained in this Agreement occurring prior to termination.

7.3               Termination Fees; Expenses.

(a)                Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the Party incurring such expenses, whether or not the Contemplated Transactions are consummated.

(b)                Telkonet shall pay to VDA a termination fee of $500,000 (the “Telkonet Termination Fee”) by wire transfer of immediately available funds if this Agreement is terminated as follows:

(i)                 if Telkonet shall terminate this Agreement pursuant to Section 7.1(d)(ii), Telkonet shall pay to VDA the Telkonet Termination Fee prior to or at the time of the termination of this Agreement; or

(ii)               if VDA shall terminate this Agreement pursuant to Section 7.1(e)(ii), Telkonet shall pay to VDA the Telkonet Termination Fee within five Business Days of such termination.

SECTION 8

MISCELLANEOUS PROVISIONS

8.1               Amendment. This Agreement may be amended at any time prior to the Effective Time by the Parties hereto, by action taken or authorized by their respective boards of directors or other governing body, whether before or after the Required Telkonet Shareholder Vote; provided, however, that after the Required Telkonet Shareholder Vote, no amendment shall be made to this Agreement that by Law requires further approval or authorization by the shareholders of Telkonet without such further approval or authorization. This Agreement may not be amended, except by an instrument in writing signed by or on behalf of each of the Parties hereto.

8.2               Remedies Cumulative; Waiver.

(a)                The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any Party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (i) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (ii) no notice to or demand on one Party will be deemed to be a waiver of any obligation of that Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

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(b)                At any time prior to the Effective Time, VDA (with respect to Telkonet) and Telkonet (with respect to VDA), may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of such Party to this Agreement, (ii) waive any inaccuracies in the representation and warranties contained in this Agreement or any document delivered pursuant to this Agreement and (iii) waive compliance with any covenants, obligations or conditions contained in this Agreement. Any agreement on the part of a Party to this Agreement to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party.

8.3               Entire Agreement. This Agreement (including the documents relating to the Contemplated Transactions referred to in this Agreement), the Voting Agreements and the Confidentiality Agreement constitute the entire agreement among the Parties to this Agreement and supersede all other prior representations and warranties and agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof.

8.4               Execution of Agreement; Counterparts; Electronic Signatures.

(a)                This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

(b)                The exchange of copies of this Agreement and of signature pages by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, DocuSign or similar program or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of an original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or DocuSign or similar program shall be deemed to be their original signatures for all purposes.

(c)                Notwithstanding the Electronic Signatures in Global and National Commerce Act (15 U.S.C. Sec. 7001 et seq.), the Uniform Electronic Transactions Act, or any other Law relating to or enabling the creation, execution, delivery, or recordation of any contract or signature by electronic means, and notwithstanding any course of conduct engaged in by the Parties, no Party shall be deemed to have executed this Agreement or any other document contemplated by this Agreement (including any amendment or other change thereto) unless and until such Party shall have executed this Agreement or such document on paper by a handwritten original signature or any other symbol executed or adopted by a Party with current intention to authenticate this Agreement or such other document contemplated.

8.5               Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof, and except that the URBCA shall control to the extent such necessarily applies to any aspect of this Agreement.

8.6               Consent to Jurisdiction; Venue. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the federal or state courts of the State of New York, sitting in New York County; and (b) agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in the federal or state courts of the State of New York, sitting in New York County.

8.7               WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE CONTEMPLATED TRANSACTIONS.

8.8               Disclosure Schedules.

(a)                The Telkonet Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Section 3. The information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only the particular representation or warranty set forth in the corresponding numbered or lettered section in Section 3 and any other Section or subsection of this Agreement to which the application and relevance of such disclosure is readily apparent on its face, without the need for further investigation or inquiry.

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(b)                If there is any inconsistency between the statements in this Agreement and those in Telkonet Disclosure Schedule or the VDA Disclosure Schedule, as the case may be (other than an exception set forth as such in the Telkonet Disclosure Schedule or the VDA Disclosure Schedule), the statements in this Agreement will control.

(c)                Every statement made in the Telkonet Disclosure Schedule shall be deemed to be a representation of Telkonet in this Agreement as if set forth in Section 3.

8.9               Assignments and Successors. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a Party’s rights hereunder may be assigned by such Party without the prior written consent of the other Party hereto. Notwithstanding the foregoing, VDA may, without the consent of Telkonet, assign any of its rights or obligations arising hereunder, or any other agreement entered into in connection with the Contemplated Transactions, to an Affiliate (the “Permitted Assignment”). Any attempted assignment of this Agreement or of any such rights by Telkonet, on the one hand, or VDA on the other hand, other than a Permitted Assignment, without the consent of the other Party hereto, shall be void and of no effect.

8.10           No Third Party Rights. There are no third party beneficiaries of this Agreement except if a Permitted Assignment occurs, such assignee shall be deemed to be entitled to all rights of VDA hereunder .

8.11           Specific Performance. The Parties agree that irreparable damage will occur if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached prior to the Closing. Each Party agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement prior to the Closing, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it whether at law or in equity, including monetary damages) to seek and obtain (a) a decree or Order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach without proving actual damages or posting a bond.

8.12           Notices. All notices, Consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a Party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); or (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the Person (by name or title) designated below (or to such other address, facsimile number, e-mail address or Person as a Party may designate by notice to the other Parties):

Telkonet:

Telkonet, Inc.

20800 Swenson Drive, Suite 175

Waukesha, Wisconsin 53186

Attention: Jason L. Tienor

E-mail: jtienor@telkonet.com

with a copy to:

Husch Blackwell LLP

511 North Broadway, Suite 1100

Milwaukee, WI 53202
Fax No.: 414.223.5000

Attention: Kate Bechen

E-mail: kate.bechen@huschblackwell.com

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VDA:

V.D.A. Group S.p.A.

Viale L. Zanussi, 3

33170 Pordenone, Italy

Attention: Piercarlo Gramaglia

E-mail: piercarlo.gramaglia@vdagroup.com

with a copy to:

Moses & Singer LLP

Attention: Francesco Di Pietro, Esq.

Allan Grauberd, Esq.

The Chrysler Building

405 Lexington Avenue

New York, New York 10174-1299

Fax No.: (212) 554-7700

E-mail: fdipietro@mosessinger.com

agrauberd@mosessinger.com

8.13           Cooperation; Further Assurances. Each Party hereto agrees to cooperate fully with the other Parties hereto and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by such other Parties to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

8.14           Construction; Usage.

(a)                Interpretation. In this Agreement, unless a clear contrary intention appears:

(i)                 the singular number includes the plural number and vice versa;

(ii)               reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iii)             reference to any gender includes each other gender;

(iv)              reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(v)                reference to any Law means such Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Law means that provision of such Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(vi)              “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof;

(vii)            “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

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(viii)          “or” is used in the inclusive sense of “and/or”;

(ix)              with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and

(x)                references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.

(b)                Legal Representation of the Parties. This Agreement was negotiated by the Parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation hereof.

(c)                Headings. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

8.15           Enforcement of Agreement. Each Party acknowledges and agrees that the other Parties would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by such Party could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which the other Parties may be entitled, at law or in equity, such Parties shall be entitled to enforce any provision of this Agreement by a decree of specific performance and temporary, preliminary and permanent injunctive relief to prevent breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

8.16           Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

8.17           Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

[Signature Page Follows]

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In Witness Whereof, the Parties have caused this Agreement to be executed as of the date first above written.

TELKONET, INC.

By: /s/ Jason L. Tienor

Name: Jason L. Tienor

Title: Chief Executive Officer

VDA Group S.p.A.

By: /s/ Piercarlo Gramaglia

Name: Piercarlo Gramaglia

Title: Chief Executive Officer

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ANNEX A

SHAREHOLDERS EXECUTING VOTING AGREEMENT AND LEAK OUT AGREEMENT

Shareholders executing Voting Agreements

Peter T. Kross

Arthur E. Bynes

Jason L. Tienor

Jeffrey J. Sobieski

Leland D. Blatt

Tim S. Ledwick

Shareholders executing Leak Out Agreements

Jason L. Tienor

Jeffrey J. Sobieski

Tim S. Ledwick

Richard E. Mushrush

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ANNEX B

KEY EMPLOYEES ENTERING INTO EMPLOYMENT AGREEMENTS

1.       Jason Tienor

2.       Richard E. Mushrush

3.       Jeff Sobieski

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EXHIBIT A

CERTAIN DEFINITIONS

For purposes of the Agreement (including this Exhibit A):

“Acceptable Confidentiality Agreement” shall mean an agreement with Telkonet that is executed, delivered and effective after the execution and delivery of this Agreement that (A) contains customary provisions that require any counterparty thereto (and any of its Affiliates and representatives) that receives non-public information of or with respect to the Telkonet Companies to keep such information confidential, (B) contains provisions therein that are no less restrictive (or otherwise more favorable) in any material respect to such counterparty (and any of its Affiliates and representatives) than the terms of the Confidentiality Agreement and (C) otherwise does not prohibit Telkonet (and any of its Affiliates and representatives) from complying with Section 5.3, and in no event shall it prohibit Telkonet from disclosing to VDA the material terms and conditions of an Acquisition Proposal.

“Acquisition Agreement” shall mean any letter of intent, agreement in principle, merger agreement, stock purchase agreement, asset purchase agreement, acquisition agreement, option agreement or similar agreement relating to an Acquisition Proposal.

“Acquisition Proposal” shall mean any offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by VDA) contemplating or otherwise relating to any Acquisition Transaction.

“Acquisition Transaction” shall mean any transaction or series of transactions involving: (a) any merger, consolidation, share exchange, business combination, issuance of securities, acquisition of securities, tender offer, exchange offer or other similar transaction (i) in which any of the Telkonet Companies is a constituent corporation or party thereto or either of the Telkonet Companies’ securities are the subject thereof, (ii) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the outstanding securities of any class of voting securities of either of the Telkonet Companies, or (iii) in which any of the Telkonet Companies issues or sells securities representing more than 15% of the outstanding securities of any class of voting securities of any of the Telkonet Companies; or (b) any sale (other than sales of inventory or assets in the Ordinary Course of Business), lease (other than in the Ordinary Course of Business), exchange, transfer (other than sales of inventory or assets in the Ordinary Course of Business), license (other than nonexclusive licenses in the Ordinary Course of Business), acquisition or disposition of any business or businesses or assets that constitute or account for 15% or more of the consolidated net revenues, net income or assets of any of the Telkonet Companies.

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person with the meaning of the Securities Act, as amended, and the rules and regulations promulgated thereunder.

“Agreement” shall have the meaning set forth in the Recitals.

“Amendment” shall have the meaning set forth in Section 3.2(b).

“Anti-Corruption Laws” shall mean all U.S. and non-U.S. Laws and Governmental Orders relating to the prevention of corruption, kickbacks, money laundering and bribery including the U.S. Foreign Corrupt Practices Act of 1977, as amended.

“Antitrust Laws” shall mean the HSR Act and any other antitrust, unfair competition, merger or acquisition notification, or merger or acquisition control Laws under any applicable jurisdictions, whether federal, state, local or foreign.

“Articles of Incorporation” shall mean Telkonet’s Articles of Incorporation, as amended, as filed with the Utah Department of Commerce, Division of Corporations and Commercial Code.

“BIS” shall have the meaning set forth in Section 3.29.

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“Blue Sky Laws” shall have the meaning set forth in Section 3.2(d).

“Board Recommendation” shall have the meaning set forth in Section 3.2(b).

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which banks located in New York City (United States of America) or Milan (Italy) are authorized or required by law to close.

“CARES Act” shall mean the Coronavirus Aid, Relief, and Economic Security Act of 2020, as Amended.

“Cash Amount” shall have the meaning set forth in Section 6.2(e).

“CCATS” shall have the meaning set forth in Section 3.29.

“CCATS Requests” shall have the meaning set forth in Section 5.16.

“Certifications” shall have the meaning set forth in Section 3.4(a).

“CFIUS” shall mean the Committee on Foreign Investment in the United States.

“Closing” shall have the meaning set forth in Section 1.2.

“Closing Agreement” shall mean a written and legally binding agreement with a Governmental Body relating to Taxes.

“Closing Date” shall have the meaning set forth in Section 1.2.

“Closing Date Cash” shall have cash and cash equivalents of the Telkonet Companies as of the Closing, without regard to any cash or cash equivalents obtained from the Financing.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commitment Letter” shall have the meaning set forth in Section 2.6.

“Confidentiality Agreement” shall mean that certain Mutual Confidentiality and Non-disclosure Agreement entered into, on February 11, 2020, by and between VDA and Telkonet.

“Consent” shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contemplated Transactions” shall have the meaning set forth in Section 3.2(a).

“Contract” shall mean any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

“Control” or “control” (including the terms “controlled,” “controlled by,” and “under common control with”) shall mean the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of stock, as trustee or executor, by contract, or credit arrangement or otherwise.

“Controlled Group Liability” shall have the meaning set forth in Section 3.12(c).

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“Copyrights” shall mean all copyrights, copyrightable works, semiconductor topography and mask work rights, and applications for registration thereof, including all rights of authorship, use, publication, reproduction, distribution, performance transformation, moral rights and rights of ownership of copyrightable works, semiconductor topography works and mask works, and all rights to register and obtain renewals and extensions of registrations, together with all other interests accruing by reason of international copyright, semiconductor topography and mask work conventions.

“Debt” shall mean, without duplication, the sum of (a) all obligations of the Telkonet Companies for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, (b) other indebtedness of the Telkonet Companies evidenced by notes, bonds, debentures or other debt securities, (c) indebtedness of the types described in clauses (a) and (b) guaranteed, directly or indirectly, in any manner by either of the Telkonet Companies through a Telkonet Contract, contingent or otherwise, to supply funds to, or in any other manner, invest in, the debtor, or to purchase indebtedness, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to insure the owners of indebtedness against loss, (d) all obligations of either of the Telkonet Companies as lessee or lessees under leases which in accordance with GAAP constitute capital leases, (e) all payment obligations under any interest rate swap agreements or interest rate hedge agreements to which either of the Telkonet Companies is party, (f) all obligations for unfunded Liabilities relating to any Telkonet Employee Plan, (g) any interest owed with respect to the “Debt” referred to herein and prepayment premiums or fees related thereto, (h) any surety bonds, bids, letters of credit, performance bonds or similar obligations, (i) all accrued compensation and benefits obligations of the Telkonet Companies with respect to any employee or individual independent contractor of the Telkonet Companies whose employment or service with the Telkonet Companies terminates at or prior to the Closing, (j) the amount of any deferred rent, deferred purchase price of property or services, all conditional sale obligations and all obligations under any title retention agreement with respect to which either of the Telkonet Companies is, directly or indirectly, liable, and all earn-out obligations or similar contingent consideration payable by the Telkonet Companies, and (k) the amount of any deferred revenue of the Telkonet Companies, determined in accordance with the Telkonet Companies’ accounting practices applied on a consistent basis, related to advance collections by the Telkonet Companies for services not yet rendered, or equipment not yet delivered, to customers; provided, that Debt shall exclude accounts payable and other trade payables incurred in the Ordinary Course of Business.

“ECCNs” shall have the meaning set forth in Section 3.29.

“EDGAR” shall have the meaning set forth in Section 3.4(a).

“Effective Time” shall have the meaning set forth in Section 1.2.

“Employment Loss” means, with respect to any full-time employee, (i) an employment termination, other than a discharge for cause, voluntary departure or retirement, (ii) a layoff, (iii) a reduction in hours of work of more than fifty percent (50%) or (iv) any other event that, if aggregated with enough such other events, would trigger the notification requirements of the WARN Act.

“Employee Plan” shall mean an (i) “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not subject to ERISA); and (ii) without duplication, any plan or arrangement providing for deferred compensation; stock purchase, stock option, stock appreciation right or other equity-based incentive compensation; severance; change-in-control; termination pay; medical or disability which is sponsored, maintained or contributed to or required to be contributed to by Telkonet or the Telkonet Subsidiary or any ERISA Affiliate of the Telkonet Companies.

“Encumbrance” shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, right of first offer, preemptive right, anti-dilution right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

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“Entity” shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

“Environmental Law” shall mean any applicable Law that requires or relates to: (a) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the environment; (b) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the environment; (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated; (d) assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the environment when used or disposed of; (e) protecting resources, species, or ecological amenities; (f) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances; (g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such cleanup or prevention; or (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

“Environmental, Health, and Safety Liabilities” shall mean any cost, damages, expense, Liability, obligation, or other responsibility arising from or under Environmental Law or Occupational Safety and Health Law and consisting of or relating to: (a) any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products); (b) fines, penalties, judgments, awards, settlements, legal or administrative Legal Proceedings, damages, losses, claims, demands and responses, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law; (c) financial responsibility under Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions (“Cleanup”) required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or (d) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Health Law.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“ERISA Affiliate” shall have the meaning set forth in Section 3.12(c).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Filed Telkonet SEC Reports” shall have the meaning set forth in Section 3.4(a).

“Financing” shall have the meaning set forth in Section 2.1.

“FIRRMA Regulations” shall have the meaning set forth in Section 3.29.

“GAAP” shall mean generally accepted accounting principles for financial reporting in the United States.

“Governmental Authorization” shall mean any: (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any Contract with any Governmental Body.

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“Governmental Body” shall mean any (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c)  any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal.

“Governmental Official” shall mean any officer or employee of a Governmental Body or any department, agency or instrumentality thereof, including any employee, Representative or agent (paid or unpaid) of a state-owned or controlled entity, or of a public organization or any person acting in an official capacity for or on behalf of any such government, department, agency, or instrumentality or on behalf of any such public organization (including any political party or candidate for public office).

“Governmental Order” shall mean any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Body.

“Hazardous Materials” shall mean any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof, or synthetic substitutes therefore, and asbestos or asbestos-containing materials.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Information Privacy and Security Laws” shall mean any applicable Laws or guidance issued by a Governmental Body and all regulations promulgated and guidelines issued by Governmental Bodies thereunder concerning the privacy, data protection, or Processing of Protected Information, each as updated from time to time.

“Information Security Incident” shall mean any actual (a) compromise of the security, confidentiality, or integrity of Protected Information; (b) unauthorized access or acquisition, or unauthorized or unlawful Processing of Protected Information; (c) unauthorized intrusion into, control of, access to, modification of, or use of any IT System that is used by a Person to secure, defend, protect, or Process any Protected Information.

“Intervening Event” shall mean any event, change, effect, development, state of facts, condition, circumstance or occurrence that was not known to the Telkonet Board on the date of this Agreement, which event, change, effect, development, state of facts, condition, circumstance or occurrence (or the consequences thereof) becomes known to the Telkonet Board before receipt of the Required Telkonet Shareholder Vote; provided that in no event will any of the following constitute an Intervening Event (i) the receipt, existence of, or terms of any Acquisition Proposal, or any inquiry relating thereto, (ii) the mere fact, in and of itself, that Telkonet meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date of this Agreement, (iii) changes after the date of this Agreement in the market price or trading volume of the Telkonet Common Stock or the credit rating of Telkonet; (iv) any improvement in sales, profit or other financial metric occurring with respect to Telkonet after the date hereof; (v) changes in GAAP, other applicable accounting rules or Applicable Law; (vi) changes in the industry in which Telkonet operates; (vii) changes in the general economic or business conditions within the U.S. or other jurisdiction in which Telkonet operates; or (viii) the entering into of any customer or strategic relationship or enhancement or expansion of a customer relationship or strategic relationship.

“Irrevocable Transfer Agent Instructions” shall have the meaning set forth in Section 2.3(b).

“Issued Patents” shall mean all issued, reissued or reexamined patents, revivals of patents, utility models, certificates of invention, registrations of patents and extensions thereof, regardless of country or formal name, issued by the United States Patent and Trademark Office and any other applicable Governmental Body.

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“IT Systems” shall mean all software, hardware, networks and systems owned or controlled by or on behalf of the Telkonet Companies, including, without limitation, all of the Telkonet Companies’ servers, workstations, routers, hubs, switches, data lines, desktop applications, server-based applications, mobile applications, cloud services hosted or provided by the Telkonet Companies’ mail servers, firewalls, databases, source code and object code.

“Knowledge” shall mean with respect to Telkonet, the actual knowledge of Jason Tienor or Richard E. Mushrush or Jeff Sobieski, and the knowledge that such aforementioned persons would have after a reasonable investigation of the subject matter in question.

“Law” shall mean any foreign, federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, order, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

“Legal Proceeding” shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Legend” shall have the meaning set forth in Section 2.3(a).

“Liability” or “Liabilities” shall mean any direct or indirect liability of any kind or nature, whether accrued or fixed, absolute or contingent, determined or determinable, matured or unmatured, due or to become due, asserted or unasserted or known or unknown and regardless of whether it is accrued or required to be accrued or disclosed pursuant to GAAP.

“License Exception ENC” shall have the meaning set forth in Section 3.29.

“Material Adverse Effect” shall mean an event, change, violation, inaccuracy, circumstance or other matter if such event, change, violation, inaccuracy, circumstance or other matter had or would reasonably be expected to have a material adverse effect on (a) the business, financial condition, assets, operations or financial performance of the Telkonet Companies or VDA, as applicable, taken as a whole, as the case may be, or (b) the ability of Telkonet or VDA, as the case may be, to consummate the Contemplated Transactions or any of the other transactions contemplated by this Agreement or to perform any of its obligations under this Agreement; but excluding any such event, change, development or occurrence to the extent resulting from (i) changes in Law, GAAP or the adoption or amendment of financial accounting standards by the Financial Accounting Standards Board that do not have a disproportionate effect (relative to other industry participants) on the Telkonet Companies or VDA as a whole, as the case may be, (ii) changes in the financial markets generally in the United States as it pertains to the Telkonet Companies or the jurisdiction in which VDA is organized, as the case may be, or that are the result of acts of war or terrorism that do not have a disproportionate effect (relative to other industry participants) on the Telkonet Companies or VDA as a whole, as the case may be, (iii) conditions affecting the hospitality industry generally, general national or international economic, financial or business conditions affecting generally the hospitality industry, that do not have a disproportionate effect (relative to other industry participants) on the Telkonet Companies or VDA as a whole, as the case may be, (iv) political conditions (or changes in such conditions) in the United States or any other country or region in the world that do not have a disproportionate effect (relative to other industry participants) on Telkonet Companies or VDA as a whole, as the case may be, or acts of war (including, but not limited to, thermonuclear war), sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world, (v) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world that do not have a disproportionate effect (relative to other industry participants) on the Telkonet Companies or VDA as a whole, as the case may be, (vi) the public announcement or the pendency of any of the Contemplated Transactions; or compliance with the terms of, or the taking of any action required or contemplated by, this Agreement; or the failure to take any action prohibited by this Agreement, or any actions taken or failure to take action, in each case, which the other Party hereto has approved, consented to or requested; or (vii) any legal proceedings made or brought by shareholders of (A) Telkonet (on their own behalf or on behalf of  Telkonet) against Telkonet arising out of the Contemplated Transactions or (B) VDA (on their own behalf or on behalf of VDA) against VDA arising out of the Contemplated Transactions.

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“Multiemployer Plan” shall have the meaning defined in Section 4001(a)(3) of ERISA.

“Necessary Consents” shall have the meaning set forth in Section 3.2(d).

“Occupational Safety and Health Law” shall mean any Law designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

“Off-Balance Sheet Arrangement” shall mean with respect to any Person, any securitization transaction to which that Person or its Subsidiaries is party and any other transaction, agreement or other contractual arrangement to which an entity unconsolidated with that Person is a party, under which that Person or its Subsidiaries, whether or not a party to the arrangement, has, or in the future may have: (a) any obligation under a direct or indirect guarantee or similar arrangement; (b) a retained or contingent interest in assets transferred to an unconsolidated entity or similar arrangement; (c) derivatives to the extent that the fair value thereof is not fully reflected as a Liability or asset in the financial statements; or (d) any obligation or Liability, including a contingent obligation or Liability, to the extent that it is not fully reflected in the financial statements (excluding the footnotes thereto) (for this purpose, obligations or liabilities that are not fully reflected in the financial statements (excluding the footnotes thereto) include, without limitation, (i) obligations that are not classified as a Liability according to generally accepted accounting principles; (ii) contingent liabilities as to which, as of the date of the financial statements, it is not probable that a loss has been incurred or, if probable, is not reasonably estimable; or (iii) liabilities as to which the amount recognized in the financial statements is less than the reasonably possible maximum exposure to loss under the obligation as of the date of the financial statements, but exclude contingent liabilities arising out of litigation, arbitration or regulatory actions (not otherwise related to off-balance sheet arrangements).

“Options” shall have the meaning set forth in Section 3.3(c).

“Order” shall mean any Law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decision, decree, rule, regulation or ruling issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

“Ordinary Course of Business” shall mean the ordinary course of business of the Telkonet Companies or VDA as the case may be, consistent with past practice and custom, in all material respects, except as such practices may have changed as in response to the consequence of the COVID-19 pandemic and any related applicable Law or Order.

“Organizational Document” shall mean, with respect to (i) either Telkonet Company, such Telkonet Company’s certificate of incorporation and by-laws, and any shareholder agreement, voting trust or similar arrangement applicable to any of such Person's authorized shares of capital stock; or (ii) in the case of VDA, the organizational documents and all other documents affecting the rights of holders of equity interests of VDA.

“OTCQB” shall have the meaning set forth in Section 3.2(d).

“Outside Date” shall have the meaning set forth in Section 7.1(b).

“Owned Proprietary Rights” shall have the meaning set forth in Section 3.9(a).

“Patent Applications” shall mean all published or unpublished non-provisional and provisional patent applications, reexamination proceedings, invention disclosures and records of invention.

“Patents” shall mean Issued Patents and Patent Applications.

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“Pension Plan” shall mean any Employee Plan that is subject to Title IV of ERISA.

“Permitted Assignment” shall have the meaning set forth in Section 8.4.

“Person” shall mean any individual, Entity or Governmental Body.

“Personal Data” shall mean (a) any information that specifically identifies, or is capable of identifying, any individual Person, including any information that could be associated with such individual, such as an address, e-mail address, telephone number, health information, financial information, drivers’ license number, location information, or government issued identification number; (b) any data that qualifies as “personal data,” “personal information,” “personally identifiable information,” “non-public financial information” or similar term under any Information Privacy and Security Law; and (c) any other information subject to the privacy laws of any jurisdiction applicable to the Telkonet Companies.

“Pre-Closing Period” shall have the meaning set forth in Section 5.1(a).

“Preferred Stock” shall have the meaning set forth in Section 3.3(a).

“Privacy Policies” shall mean each external or internal, past or present, privacy policy of the Telkonet Companies, including any policy or published statement relating to (a) the privacy of users of any Company website, mobile application, online service or software, (b) the Processing of any Protected Information, or (c) any employee information.

“Process” shall mean, for the purposes of Section 3.21, any operation or set of operations performed upon data or sets of data, whether or not by automated means, such as collection; recording; organization; structuring; storage; adaptation or alteration; retrieval, consultation, use, disclosure by transmission, dissemination, or otherwise making available; alignment or combination; or restriction, erasure, or destruction.

“Proprietary Rights” shall mean any (a)(i) Issued Patents, (ii) Patent Applications, (iii) Trademarks, fictitious business names and domain name registrations, (iv) Copyrights, (v) Trade Secrets, (vi) all other ideas, inventions, designs, manufacturing and operating specifications, technical data, and other intangible assets, intellectual properties and rights (whether or not appropriate steps have been taken to protect, under applicable Laws, such other intangible assets, properties or rights); or (b) any right to use or exploit any of the foregoing in any jurisdiction throughout the world.

“Protected Information” shall mean any information that (a) is Personal Data; (b) is governed, regulated or protected by one or more Information Privacy and Security Laws; (c) the Telkonet Companies receive from or on behalf of customers of the Telkonet Companies; (d) is subject to a confidentiality obligation; or (e) is derived from Protected Information.

“Proxy Statement” shall have the meaning set forth in Section 5.4(a).

“PPP Lender” shall mean Heritage Bank of Commerce.

“PPP Loans” shall mean (a) that certain Note, dated April 17, 2020, by and between Telkonet and the PPP Lender and (b) that certain Note, dated April 26, 2021 by and between Telkonet and the PPP Lender.

“PPP Loan2” shall mean that certain Note, dated April 26, 2021 by and between Telkonet and the PPP Lender.

“Qualified Plans” shall have the meaning set forth in Section 3.12(f).

“Recommendation Change” shall have the meaning set forth in Section 5.3(d).

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“Registered Copyrights” shall mean all Copyrights for which registrations have been obtained or applications for registration have been filed in the United States Copyright Office and any other applicable Governmental Body.

“Registered Trademarks” shall mean all Trademarks for which registrations have been obtained or applications for registration have been filed in the United States Patent and Trademark Office and any other applicable Governmental Body.

“Representatives” shall mean shareholders, officers, directors, employees, agents, attorneys, consultants, investment bankers, accountants, advisors (including financial advisors) and other representatives.

“Required Telkonet Shareholder Vote” shall mean approval of the Amendment and the Securities Issuances by the holders of a majority of the votes cast in person or by proxy (with abstentions treated as votes not cast) at the Telkonet Shareholders’ Meeting by the holders of Telkonet Common Stock and Telkonet Preferred Stock (voting as a single class and on an as-converted basis).

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Series A Preferred Stock” shall mean Telkonet’s Series A Preferred Stock, $.001 par value, authorized in the filing of the Articles of Incorporation.

“Securities Issuances” shall have the meaning set forth in Section 3.2(b)

“SOX” shall mean the Sarbanes-Oxley Act of 2002.

“Series B Preferred Stock” shall mean Telkonet’s Series B Preferred Stock, $.001 par value, authorized in the filing of the Articles of Incorporation.

“Subsidiary” or “Subsidiaries” an entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity or financial interests of such Entity.

“Superior Proposal” shall mean a bona fide written Acquisition Proposal made by a third party (in the absence of a breach of the provisions of Section 5.3) that the Telkonet Board determines, in its good faith judgment, (a) after consultation with its independent financial advisor, to be more favorable from a financial point of view to the Telkonet’s shareholders than the terms of the Contemplated Transactions or, if applicable, any proposal by VDA to amend the terms of this Agreement, taking into account all the terms and conditions of such proposal and this Agreement (including, but not limited to, (i) the expected timing and likelihood of consummation, (ii) any governmental, regulatory and other approval requirements and (iii) any terms relating to break-up fees and expense reimbursement) and (b) to be reasonably capable of being consummated; provided, further, however, that for purposes of the definition of “Superior Proposal”, the references to “15%” in the definition of Acquisition Transaction shall be deemed to be references to “50%.”

“Tax” shall mean (a) any foreign, federal, state, local or foreign tax (including, but not limited to, income, franchise, business, corporate, capital, excise, gross receipts, ad valorem, property, sales, use, turnover, value added, stamp and transfer taxes), deduction, withholding, levy, charge, assessment, tariff, duty, impost, deficiency or other charge of any kind imposed by any Governmental Body, (b) without limiting the foregoing all interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental Body in connection with any item described in clause (a) or for failure to file any Tax Return, (c) any successor or transferee Liability in respect of any items described in clauses (a) and/or (b) under Treasury Regulation 1.1502-6 (or any similar provision of state, local or foreign Law) and (d) any amounts payable under any Tax sharing agreement or other contractual arrangement.

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“Tax Return” or “Tax Returns” shall mean any return (including, but not limited to, any information return), report, statement, foreign bank account report, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information (including without limitation any amendments, attachments or supplements thereto) filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax or holding of assets outside of the United States.

“Tax Ruling” shall mean a written ruling or finding (or proposed finding) of a Governmental Body with respect to Taxes.

“Taxing Authority” shall mean any Governmental Body charged with the responsibility for the assessment and collection of Taxes and the administration or enforcement of Tax Law.

“Telkonet” shall have the meaning set forth in the Preamble.

“Telkonet Awards” shall have the meaning set forth in Section 3.3(b).

“Telkonet Balance Sheet” shall have the meaning set forth in Section 3.10.

“Telkonet Board” shall mean the board of directors of Telkonet or of the Telkonet Subsidiary, as applicable..

“Telkonet Common Stock” shall mean the Common Stock, $0.001 par value per share, of Telkonet.

“Telkonet Companies” and “Telkonet Company” shall have the meanings set forth in Section 3.1(a).

“Telkonet Company Product(s)” shall mean each and all of the products of either Telkonet Company (including without limitation all software products), whether currently being distributed, currently under development, or otherwise anticipated to be distributed under any product “road map” of a Telkonet Company.

“Telkonet Company Source Code” shall mean any source code, or any portion, aspect or segment of any source code, relating to any Proprietary Rights owned by or licensed to either of the Telkonet Companies or otherwise used by either of the Telkonet Companies.

“Telkonet Credit Agreements” shall mean (i) that certain Loan and Security Agreement between Telkonet, Ethostream LLC and Heritage Bank of Commerce dated September 30, 2014, as the same may have been amended, and (ii) the other agreements and documents contemplated therein.

“Telkonet Disclosure Schedule” shall mean the disclosure schedule that has been prepared by Telkonet in accordance with the requirements of Section 8.8 and that has been delivered by Telkonet to VDA on the date of this Agreement.

“Telkonet Expenses” shall mean (a) all legal, accounting, tax, investment banking, financial advisory or other third party advisory or consulting fees and expenses incurred by either Telkonet Company in connection with this Agreement and the Contemplated Transactions and other related matters, including any transaction fees payable to any Affiliate of Telkonet, (b) bonuses or other compensation payable to employees or directors of Telkonet in connection with the Contemplated Transactions, (c) all employment Taxes imposed on VDA or Telkonet with respect to the amounts described in clause (b), and (d) any fees, costs and expenses incurred or subject to reimbursement by Telkonet, in each case in connection with the Contemplated Transactions and not paid prior to the Closing,] in each case calculated in accordance with GAAP.

“Telkonet Financial Advisor” shall have the meaning set forth in Section 3.24.

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“Telkonet Financial Statements” shall have the meaning set forth in Section 3.5.

“Telkonet Material Contract” shall have the meaning set forth in Section 3.17(a)(xvi).

“Telkonet Permitted Encumbrances” shall have the meaning set forth in Section 3.6.

“Telkonet Preferred Stock” shall mean the Preferred Stock, $.001 par value per share, of Telkonet.

“Telkonet Registered IP” shall have the meaning set forth in Section 3.9(a).

“Telkonet SEC Reports” shall have the meaning set forth in Section 3.4(a).

“Telkonet Shares” shall have the meaning set forth in Section 2.2(a).

“Telkonet Shareholders Meeting” shall have the meaning set forth in Section 5.4(b).

“Telkonet Subsidiary” shall have the meaning set forth in Section 3.1(a).

“Telkonet Termination Fee” shall have the meaning set forth in Section 7.3(b).

“Telkonet Triggering Event” shall be deemed to have occurred if, prior to the Effective Time, any of the following shall have occurred: (a) the Telkonet Board or any committee thereof shall have for any reason effected a Recommendation Change or resolved to do so; (b) Telkonet shall have failed to include in the Proxy Statement the Board Recommendation; (c) the Telkonet Board fails to reaffirm (without material qualification, which would be viewed by a reasonable shareholder as having the effect of failing to reaffirm the Board Recommendation) the Board Recommendation, or fails to publicly state the Contemplated Transactions is in the best interests of Telkonet’s shareholders, within seven (7) Business Days after VDA requests, in writing, after the public announcement of the submission of an Acquisition Proposal, that such action be taken; (d) Telkonet Board or any committee thereof shall have approved, endorsed or recommended any Acquisition Proposal (whether or not a Superior Proposal); (e) Telkonet shall have entered into any Acquisition Agreement (whether or not relating to a Superior Proposal); or (f) a tender or exchange offer relating to securities of Telkonet shall have been commenced and Telkonet shall not have sent to its security holders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the board of directors recommends rejection of such tender or exchange offer; or (g) an Acquisition Proposal is publicly announced, and Telkonet fails to issue a press release announcing its opposition to such Acquisition Proposal with seven (7) Business Days after such Acquisition Proposal is announced.

“Trade Secrets” shall mean all product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, research and development, manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, composition, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information), and any other information, however documented, that is a trade secret within the meaning of the applicable trade-secret protection Law.

“Trademarks” shall mean all (a) trademarks, service marks, marks, logos, insignias, designs, names or other symbols, whether or not registered or applied for registration, (b) applications for registration of trademarks, service marks, marks, logos, insignias, designs, names or other symbols, and (c) trademarks, service marks, marks, logos, insignias, designs, names or other symbols for which registration has been obtained.

“Transfer Agent” shall have the meaning set forth in Section 2.3(b).

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“URBCA” shall have the meaning set forth in Section 3.2(d).

“VDA” shall have the meaning set forth in the Recitals.

“VDA Directors” shall mean three individuals designated by VDA to serve as directors on the Telkonet Board.

“VDA Disclosure Schedule” shall mean the disclosure schedule that has been prepared by VDA in accordance with the requirements of Section 8.8 and that has been delivered by VDA to Telkonet on the date of this Agreement.

“Voting Agreements” shall have the meaning set forth in the Recitals.

“WARN Act” shall have the meaning set forth in Section 3.20.

“Warrant” shall have the meaning set forth in Section 2.2(b).

“Warrant Shares” shall have the meaning set forth in Section 2.2(b).

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EXHIBIT B

VOTING AGREEMENT

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EXHIBIT C

WARRANT

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EXHIBIT D

REGISTRATION RIGHTS AGREEMENT

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EXHIBIT E

LEAK-OUT AGREEMENT

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ANNEX B – AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION

ARTICLES OF AMENDMENT

TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

TELKONET, INC.

Telkonet, Inc., a Utah corporation (the “Corporation”), hereby adopts the following amendment to its Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), pursuant to the provisions of Section 16-10a-1006 and Part 10 of the Utah Revised Business Corporation Act (the “Act”).

1.          The first paragraph of “Article III, Capital Stock,” of the Articles of Incorporation is hereby amended by substituting the following paragraph in its place (the “Amendment”):

The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is four hundred seventy five million (475,000,000) and the total number of shares of Preferred Stock authorized to be issued is fifteen million (15,000,000). All shares of stock authorized hereunder shall have a par value of 1/10th of one cent ($.001) per share.

2.         The number of shares of the Corporation outstanding at the time of the adoption of the Amendment and entitled to vote thereon was 136,311,335 shares of Common Stock, par value $.001 per share, 185 shares of Series A Preferred Stock, par value $.001 per share, and 52 shares of Series B Preferred Stock, par value $.001 per share. The Series A Preferred Stock and Series B Preferred Stock was entitled to vote on the Amendment on an as converted basis with the Common Stock as a single class. Each share of Common Stock was entitled to one (1) vote, each share of Series A Preferred Stock was entitled to 13,774 votes and each share of Series B Preferred Stock was entitled to 38,461 votes, for an aggregate of 140,859,497 shares entitled to vote on the adoption of the Amendment. In addition, the 136,311,335 shares of Common Stock was entitled to vote on the Amendment as a separate class.

3.        The date of shareholder approval and adoption of the Amendment was October __, 2021. The total number of votes indisputably represented at the meeting was [●]. The total number of undisputed votes cast for the Amendment by the holders of Common Stock voting as a separate class was [●] and the total number of undisputed votes cast for the Amendment by holders of Common Stock, Series A Preferred Stock (on an as-converted basis) and Series B Preferred Stock (on an as-converted basis), voting as a single class, was [●], which was sufficient under the Corporation’s Articles of Incorporation and the Act for approval of the Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be signed by Jason Tienor, its President and Chief Executive Officer, this __ day of ___________ 2021.

TELKONET, INC.,

a Utah corporation

By: ______________________________

Name: Jason L. Tienor

Title:  President and Chief Executive Officer

B-2

ANNEX C – WARRANT

{Insert Date of Issuance}

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ACCORDINGLY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A RESIDENT OF THE UNITED STATES, IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, AND OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THIS WARRANT.

Warrant to Purchase

Shares of Telkonet, Inc.

Common Stock

TELKONET, INC.

COMMON STOCK PURCHASE WARRANT

TELKONET, INC. a Utah corporation (the “Company”), hereby certifies that for value received, VDA Group S.p.A., an Italian joint stock company incorporated under the laws of the republic of Italy, or its successors or assigns (“VDA” or the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, 105,380,666 duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, at an exercise price of $.001 per share, subject to adjustment as set forth in Section 3 below (as may be so adjusted, the “Purchase Price”), at any time beginning on the Effective Date and ending five (5) years after the date of issuance of this Warrant (the “Expiration Date”). Certain capitalized terms used herein are defined in Section 1 hereof.

This Warrant is issued pursuant to Section 2.2(b) of the Stock Purchase Agreement dated as of the date hereof, between the Company and VDA.

1.                  Definitions. For the purposes of this Warrant, the following terms shall have the meanings indicated:

“Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person with the meaning of the Securities Act, as amended, and the rules and regulations promulgated thereunder.

“Articles” means the Company’s Articles of Incorporation, as amended, as filed with the Utah Division of Corporations and Commercial Code.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law or executive order to close.

“Change in Control” means (a) a transaction or series of transactions that results in both (i) VDA or any of its Affiliates ceasing to own or have voting control over at least 25% of the issued and outstanding Common Stock of the Company or any successor or acquiring entity or parent company thereof, and (ii) the shareholders holding Common Stock immediately prior to such transaction having shares exchanged, converted or cancelled for consideration provided in connection with such transaction; or (b) a sale of all or substantially all of the assets of the Company.

“Common Stock” means the voting common stock, par value $0.001 per share, of the Company or any class of stock resulting from successive changes or reclassification of such Common Stock.

“Company” has the meaning ascribed to such term in the first paragraph of this Warrant.

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“Current Market Price” shall be determined in accordance with Subsection 2(b)(ii).

“Effective Date” means the date Target VWAP is first achieved, provided, however, that in no event shall this Warrant become exercisable on a date that is less than twelve months from the date of issuance. For the avoidance of doubt, if Target VWAP is achieved during the twelve month period following the date of issuance, the Warrant shall be exercisable on any date beginning on the 12 month anniversary from the date of issuance through the Expiration Date.

“Election to Purchase Shares” has he meaning ascribed to such term in Subsection 2(a).

“Exercise Date” has the meaning ascribed to such term in Subsection 2(c).

“Expiration Date” has the meaning ascribed to such term set forth in the first paragraph of this Warrant.

“Holder” has the meaning ascribed to such term in the first paragraph of this Warrant.

“Issuable Warrant Shares” means the shares of Common Stock issuable at any time upon exercise of the Warrant.

“Issued Warrant Shares” means any shares of Common Stock issued upon exercise of the Warrant.

“OTCQB” means the OTCQB Venture Market.

“Person” shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Purchase Price” has the meaning ascribed to such term in the first paragraph of this Warrant, as adjusted in accordance with the terms of Section 3.

“Securities Act” means the Securities Act of 1933, as amended.

“Target VWAP” means a VWAP of the aggregate outstanding Common Stock of at least $17,000,000, measured for a period of time consisting of sixty (60) consecutive Trading Days; provided, however, that such 60-day measurement period shall not apply, and such Target VWAP shall be deemed to be attained, in the event of a Change in Control in which the outstanding Common Stock in the associated Change in Control transaction has a valuation of not less than $17,000,000 (and in the case of a sale of all or substantially all assets, such valuation to be measured by the amount by the consideration received by the Company in such transaction), as reasonably determined by the Company’s Board of Directors.

“Trading Day” means any day the NYSE MKT (or its successor) is open for trading equity securities.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Broadridge Corporate Issuer Solutions, Inc., the transfer agent of the Company, or any successor transfer agent.

“VDA” has the meaning ascribed to such term in the first paragraph of this Warrant.

“Volume Weighted Average Price,” or “VWAP” means, for any date, the price determined as follows: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), or if the foregoing measurement is unavailable, a reasonably comparable measurement consistent therewith, (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Board of Directors and a committee of the Board of Directors that is comprised of directors not appointed by VDA, the fees and expenses of which shall be paid by the Company.

“Warrant” means this Warrant and any subsequent Warrant issued pursuant to the terms of this Warrant.

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“Warrant Register” has the meaning ascribed to such term in Subsection 8(b).

2.                  Exercise of Warrant.

(a)               Exercise. This Warrant may be exercised by the Holder, in whole or in part, at any time commencing on the Effective Date and ending on the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares (the “Election to Purchase Shares”) attached hereto as Exhibit A duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of the registry of the Issued Warrant Shares in accordance with Section 2(b)(i) or 2(b)(ii) below, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

(b)               Registry of Shares; Payment of Purchase Price.

(i)              As soon as practicable after surrender of this Warrant and receipt of the Election to Purchase Shares and payment of the Purchase Price, the Company shall promptly register with the Transfer Agent, the number of shares of Common Stock set forth in the Election to Purchase Shares, in such name or names as may be designated by such Holder in the Election to Purchase Shares. Payment of the Purchase Price may be made in United States currency by cash or delivery of certified check, bank draft or postal or express money order payable to the order of the Company.

(i)             Alternative Cashless Exercise. Notwithstanding any provision herein to the contrary, in lieu of exercising this Warrant as set forth in Section 2(b)(i) above, the Holder may exercise this Warrant, in whole or in part, by electing to receive that number of shares of Common Stock as determined below by surrendering to the Company at its principal office this Warrant along with the applicable Election to Purchase Shares duly executed by the Holder and the number of shares of Common Stock set forth therein, without payment of any cash consideration, in which event the Company shall issue to the Holder the number of shares of Common Stock computed using the following formula:

CS = WCS x (MP-PP)

MP

where:

CS equals the number of shares of Common Stock to be issued to the Holder.

WCS equals the Issuable Warrant Shares the Holder has elected to purchase under this Warrant.

MP equals the Common Stock Current Market Price per share (on the Exercise Date).

PP equals the Purchase Price per share.

Current Market Price on any date shall be deemed to be the average VWAP of the Common Stock for the ten (10) consecutive Trading Days commencing fifteen (15) Trading Days before the cashless Exercise Date.

Following the surrender of this Warrant and the number of shares of Common Stock set forth in the Election to Purchase Shares pursuant to this Section 2(b)(ii), the Company shall promptly register with the Transfer Agent, the number of Issued Warrant Shares, as calculated above, in such name or names as may be designated by the Holder.

(c)               When Exercise is Effective. The exercise of this Warrant shall be deemed to have been effective (each of (i) and (ii) below, an “Exercise Date”):

(i)                 pursuant to Section 2(b)(i) herein, immediately prior to the close of business on the Business Day on which this Warrant is surrendered to the Company with the applicable Election to Purchase Shares and the Purchase Price is received by the Company as provided in this Section 2, at which time the Holder shall be deemed to be the record holder of the Issued Warrant Shares for all purposes on the Exercise Date, or

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(ii)              pursuant to Section 2(b)(ii) herein, immediately prior to the close of business on the Business Day in which this Warrant is surrendered to the Company along with the applicable Election to Purchase Shares electing cashless exercise pursuant to such section, duly executed by the Holder, and the number of shares of Common Stock set forth therein, at which time the Holder shall be deemed to be the record holder of the Issued Warrant Shares for all purposes on the Exercise Date.

(d)               Issued Warrant Shares Fully Paid, Non-assessable. The Company shall take all actions necessary to ensure that following exercise of this Warrant in accordance with the provisions of this Section 2, the Issued Warrant Shares issued hereunder shall, without further action by the Holder, be fully paid and non-assessable.

3.                  Adjustment of Purchase Price and Number of Shares. The Purchase Price and the Issuable Warrant Shares shall be adjusted from time to time in the following manner upon the occurrence of the following events:

(a)               If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, then the number of Issuable Warrant Shares purchasable upon exercise of the Warrant immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Holder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock which, if the Warrant had been exercised immediately prior to such event, (i) the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution or subdivision, or (ii) in the case of a combination, equals the lower number of shares the Holder would have owned upon such exercise as a result of such combination. Whenever the number of shares of Common Stock purchasable upon exercise of this Warrant is adjusted as provided in this Section 3(a), then the Purchase Price shall also be adjusted by multiplying the Purchase Price in effect immediately prior to such adjustment, by a fraction, the numerator of which shall equal the number of Issuable Warrant Shares subject to this Warrant immediately prior to such adjustment, and the denominator of which shall equal the number of shares subject to this Warrant immediately after such adjustment. Such adjustments shall be made successively whenever any event listed above shall occur. The Company will, in any adjustment made hereunder, also adjust the par value of the Common Stock proportionally (for example, in a 1 for 2 reverse split, the par value shall be doubled, and in a 2 for 1 forward split, the par value shall be reduced by half). The Company shall not otherwise adjust the par value of the Common Stock without consent of the Holder.

(b)               In case the Company shall reorganize its capital, reclassify its capital stock (other than as provided in Section 3(a) above), recapitalize, consolidate with, or merge with or into, another corporation (collectively, a “Reorganization”), and pursuant to the terms of such Reorganization, stock, securities, property or other assets is to be received by or distributed to the holders of Common Stock in lieu of or with respect to shares of Common Stock, then in each such case, the Holder, upon exercise of this Warrant, shall be entitled to receive in lieu of the Issuable Warrant Shares or other securities and property receivable upon exercise of this Warrant prior to the consummation of such Reorganization, or if the Common Stock is not changed, exchanged or extinguished in such Reorganization transaction then in addition to the rights specified herein, the stock or other securities, property or assets to which the Holder would have been entitled had it exercised this Warrant immediately prior to the consummation of such Reorganization, by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such Reorganization, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities of the Company hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 3(b). The foregoing provisions of this Section 3(b) shall similarly apply to successive Reorganizations. Notwithstanding anything herein to the contrary, nothing in this Warrant shall grant the Holder any protection for dilution in the event of an issuance of Common Stock or other equity interests by the Company other than as set forth in Section 3(a) and this Section 3(b).

(c)               An adjustment to the Purchase Price or the number or type of securities issuable upon exercise of this Warrant shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(d)               In the event that, as a result of an adjustment made pursuant to Section 3(b), the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Issuable Warrant Shares contained in this Warrant.

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4.                  Certificate as to Adjustments. Whenever the Purchase Price or the Issuable Warrant Shares, or the securities or other property deliverable, upon the exercise of this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall promptly give written notice thereof to the Holder, in accordance with Section 13, in the form of a certificate signed by the Chairman of the Board, President or one of the Vice Presidents of the Company, and by the Chief Financial Officer, Treasurer or one of the Assistant Treasurers of the Company, stating the adjusted Purchase Price, the Issuable Warrant Shares, or the securities or other property deliverable, upon exercise of the Warrant and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment is required.

5.                  Fractional Shares. Notwithstanding an adjustment pursuant to Section 3 in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In the event of fractional shares the number of shares of Common Stock will be rounded up to the nearest whole share.

6.                  No Dilution or Impairment. The Company will not, by amendment of its Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution (to the extent required hereby) or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available the maximum number of its authorized shares of Common Stock, free from all preemptive rights, right of first refusal, dissenter’s rights of appraisal, anti-dilution adjustment or similar rights, which will be sufficient to permit the full exercise of this Warrant, and (c) will take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes (other than any taxes based on income to be imposed on the Holder in connection with the exercise of the Warrant and any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder), liens and charges with respect to the issue thereof (and the Company shall be responsible for the payment of any such taxes, liens and charges; provided, that the Company shall not be required to pay any legal expenses incurred by the Holder in connection with the issuance hereunder.

7.                  Replacement of Warrants. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Warrant (and in the case of any such mutilation, on surrender and cancellation of such Warrant), the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor which shall be exercisable for a like number of shares of Common Stock. If required by the Company, such Holder must provide an indemnity bond or other indemnity sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a lost, stolen or destroyed Warrant is replaced.

8.                  Restrictions on Transfer.

(a)               Subject to the provisions of this Section 8, this Warrant may be transferred or assigned, in whole or in part, by the Holder at any time, and from time to time. The term “Holder” as used herein shall also include any transferee of this Warrant whose name has been recorded by the Company in the Warrant Register (as hereinafter defined). Each transferee of the Warrant or the Common Stock issuable upon the exercise of the Warrant shall agree and acknowledge in writing that the Warrant or the Common Stock issuable upon the exercise of the Warrant has not been registered under the Securities Act and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

(b)               The Company shall maintain a register (the “Warrant Register”) in its principal office for the purpose of registering the Warrant and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in the Warrant. Upon the issuance of this Warrant, the Company shall record the name of the initial purchaser of this Warrant in the Warrant Register as the first Holder. Upon surrender for registration of transfer or exchange of this Warrant together with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Warrants of like tenor which shall be exercisable for a like aggregate number of shares of Common Stock, registered in the name of the Holder or a transferee or transferees.

9.                  No Voting Rights or Liability as a Shareholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, except for dividend rights as set forth in Section 10 below. No provisions hereof, in the absence of affirmative action by the Holder hereof to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder as a shareholder of the Company.

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10.              Dividend Right. Each time a cash dividend is paid on the Common Stock, the Holder will be entitled to receive (such entitlement, the “Dividend Right”) an amount equal to the amount of the dividend paid per share multiplied by the maximum number shares of Common Stock that would be issued to Holder if this Warrant were exercised in full immediately prior to the record date for any such dividend, as provided in Sections 2 and 3 above, as if such shares of Common Stock had been issued to and held by Holder. Holder will receive any amount payable in respect of the Dividend Right in a lump sum cash payment as and when the dividend is paid to the Company’s shareholders.

11.              Representations, Warranties and Covenants. The Company represents, warrants and covenants to the Holder of this Warrant as follows:

(a)               This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

(b)               The Issuable Warrant Shares have been duly authorized and, when issued in accordance with the terms hereof, the Issued Warrant Shares will be validly issued, fully paid and nonassessable;

(c)               The execution and delivery of this Warrant are not, and the issuance of the Issued Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles and by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

(d)               The Company agrees during the term the rights under this Warrant are exercisable to reserve and keep available from its authorized and unissued shares of Common Stock for the purpose of effecting the exercise of this Warrant such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of rights under this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms, without limitation of such other remedies as may be available to the Holder, the Company will take all corporate action as may be necessary to increase its authorized and unissued shares of Common Stock to a number of Common Stock as shall be sufficient for such purposes; and

(e)               There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

12.              Amendment or Waiver. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the Holder.

13.              Notices. All notices, requests and other communications provided for or permitted to be given under this Warrant must be in writing and shall be deemed given to a party when (a) delivered to a party at the appropriate address set forth below by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), or by nationally recognized overnight courier service for next day delivery (costs prepaid), or (b) sent by e-mail with confirmation of transmission by the transmitting equipment and further confirmation by delivery of a copy to such party as provided in clause (a), in each case to the following addresses or e-mail addresses and marked to the attention of the Person (by name or title) designated below (or to such other address, e-mail address or Person as a party may designate by notice to the other party in accordance with the provisions hereof):

If to VDA:

V.D.A. Group S.p.A.

Viale L. Zanussi,

333170 Pordenone, Italy

Attention: Piercarlo Gramaglia

E-mail: piercarlo.gramaglia@vdagroup.com

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with a copy to:

Moses & Singer LLP

Attention: Francesco Di Pietro, Esq.

Allan Grauberd, Esq.

The Chrysler Building

405 Lexington Avenue

New York, New York 10174-1299

Fax No.: (212) 554-7700

E-mail: fdipietro@mosessinger.com

agrauberd@mosessinger.com

If to the Shareholder, to the contact information for
the Shareholder set forth on Schedule A hereto

with a copy (which shall not constitute notice) to:

Husch Blackwell LLP

511 North Broadway, Suite 1100

Milwaukee, WI 53202
Fax No.: 414.223.5000

Attention: Kate Bechen

E-mail: kate.bechen@huschblackwell.com

14.              Specific Performance; Remedies. The Company agrees that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Holder shall be entitled to seek specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Warrant by the Company and to enforce specifically the terms and provisions of this Warrant in the United States District Court located in the Borough of Manhattan (unless the United States District Court located in the Borough of Manhattan shall decline to accept jurisdiction over a particular matter, in which case, in any state court of the State of New York within the Borough of Manhattan in the City of New York), this being in addition to any other remedy to which such party is entitled at law or in equity. The Company hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

15.              Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York, and except that the URBCA shall control to the extent such necessarily applies to any aspect of this Agreement.

16.              Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed and delivered by its duly authorized representative as of the day and year first above written.

TELKONET, INC.

By: __________________________

Name: Jason L. Tienor

Title: President and Chief Executive Officer

Signature Page to Telkonet, Inc. Warrant

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Exhibit A to Common Stock Purchase Warrant

[FORM OF ELECTION TO PURCHASE SHARES]

The undersigned hereby irrevocably elects to exercise the Warrant to purchase _____ shares of Common Stock, par value $[__] per share (“Common Stock”), of Telkonet, Inc. (the “Company”) and hereby [makes payment of $_______ therefor] [or] [makes payment therefore by surrendering pursuant to Section 2(b)(ii) _____ shares of Common Stock of the Company]. The undersigned affirms that as of the date of exercise, it is an “accredited investor”, as defined under Rule 501(a) under the Securities Act of 1933, as amended, and is acquiring the shares for investment purposes, and not for resale in a manner that would violate the Securities Act of 1933, as amended. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:

__________________________________________________________

(NAME)

__________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

__________________________________________________________

(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:________________________________________________

(NAME)

__________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

(NAME OF HOLDER)*

By:__________________________________

Name:

Title:

________________________________

*Name of Holder must conform in all respects to name of Holder as specified on the face of the Warrant.

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Exhibit B to Common

Stock Purchase Warrant

[FORM OF] ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below the rights of the undersigned to purchase _______ shares of Common Stock, par value $[__] per share (“Common Stock”), of Telkonet, Inc. represented by the Warrant:

Name of Assignee	Address	Number of shares of Common Stock

and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of Telkonet, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:______________________________

[NAME OF HOLDER1]

By:______________________________

Name:

Title:

_____________________________

1       Name of Holder must conform in all respects to name of Holder as specified on the face of the Warrant.

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ANNEX D – OPINION OF FINANCIAL ADVISOR TO TELKONET

July 23, 2021

Board of Directors

Telkonet, Inc.

20800 Swenson Drive

Suite 175

Waukesha, WI 53186

Ladies and Gentlemen:

Houlihan Capital, LLC (“Houlihan Capital”) understands Telkonet, Inc. (“Client” or the “Company” or “Telkonet”), a Utah corporation, is considering a transaction whereby the Company would receive $5.0 million (the “Consideration”) from V.D.A. Group S.p.A. (“VDA”) in return for issuing to VDA a 53% interest in the Company (the “Equity Interest”) and a warrant (the “Warrant”) to acquire an amount of additional shares of Telkonet Common Stock at an exercise price of $0.001 per share, subject to adjustments, such that if exercised immediately following closing of the transaction, VDA’s holdings of Telkonet Common Stock would increase to 65% of the issued and outstanding shares of Telkonet Common Stock on a fully diluted basis, subject to certain conditions (the payment of the Consideration and the issuance of the Equity Interest and the Warrant, collectively, the “Transaction”).

Pursuant to an engagement letter dated June 29, 2021, the Board of Directors of the Company (the “Board”) engaged Houlihan Capital as its financial advisor to render a written opinion, whether or not favorable, as to whether, as of the date of this Opinion, the Consideration to be paid to the Company in the Transaction is fair, from a financial point of view, to the existing Common Stock, Series A Preferred Stock, and Series B Preferred Stock holders (the “Shareholders”) of the Company.

In completing our analyses for purposes of the Opinion set forth herein, Houlihan Capital’s investigation included, among other things, the following:

•	Held discussions with certain members of Company senior management (“Management”) regarding the Transaction, the historical performance and financial projections of the Company, and the future outlook for the Company;

•	Reviewed audited annual financial statements for Telkonet for the fiscal years ended December 31, 2016 through 2020;

•	Reviewed unaudited quarterly financial statements for Telkonet for the quarters ended September 30, 2020, through June 30, 2021;

•	Reviewed a Term Sheet, dated June 16, 2021;

500 West Madison Suite 2600 Chicago, IL 60661
Tel: 312.450.8600 Fax: 312.277.7599
www.houlihan.com

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Board of Directors of Telkonet, Inc.

July 23, 2021

Fairness Opinion

•	Reviewed a draft Stock Purchase Agreement, dated June 22, 2021;

•	Reviewed a Transaction Overview presentation, dated July 8, 2021;

•	Discussed with Management the status of current outstanding legal and environmental claims and confirmed that any potential related financial exposure has been properly disclosed;

•	Reviewed the industry in which the Company operates, which included a review of (i) certain industry research, (ii) certain comparable publicly traded companies and (iii) certain mergers and acquisitions of comparable businesses;

•	Developed indications of value for the Company using generally accepted valuation methodologies; and

•	Reviewed certain other relevant, publicly available information, including economic, industry, and Company specific information.

Our analyses contained herein are confidential and addressed to, and provided exclusively for use by, the Board. Our written opinion may be used (i) by the Board in evaluating the Transaction, (ii) in disclosure materials to holders of the Company’s common stock, (iii) in filings with the SEC, FINRA or other applicable government authority, and (iv) in any litigation or appraisal rights proceeding pertaining to matters relating to the Transaction and covered in the Opinion.

This Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in the Opinion and subject to the understanding that the obligations of Houlihan Capital and any of its affiliates in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder, or controlling person of Houlihan Capital or any of its affiliates shall be subjected to any personal liability whatsoever to any person (other than for gross negligence or willful misconduct), nor will any such claim be asserted by or on behalf of you or your affiliates against any such person with respect to the Opinion other than Houlihan Capital.

We have relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial, legal, tax, and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering an opinion. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor, except as stated herein, have we been furnished with any such evaluation or appraisal. We have further relied upon the assurances and representations from Management that they are unaware of any facts that would make the information provided to us to be incomplete or misleading in any material respect for the purposes of the Opinion. We have not assumed responsibility for any independent verification of this information nor have we assumed any obligation to verify this information. Nothing has come to our attention in the course of this engagement which would lead us to believe that (i) any information provided to us or assumptions made by us are insufficient or inaccurate in any material respect or (ii) it is unreasonable for us to use and rely upon such information or make such assumptions.

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Board of Directors of Telkonet, Inc.

July 23, 2021

Fairness Opinion

Several analytical methodologies have been employed herein, and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. In arriving at the Opinion, Houlihan Capital did not attribute any particular weight to any single analysis or factor, but instead, made certain qualitative and subjective judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by us and in the context of the circumstances of the Transaction. Accordingly, Houlihan Capital believes that its analyses must be considered as a whole, because considering any portion of such analyses and factors, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the process underlying, and used by Houlihan Capital as support for, the conclusion set forth in the Opinion.

The conclusions we have reached are based on all the analyses and factors presented herein taken as a whole and also on application of our own experience and judgment. Such conclusions may involve significant elements of subjective judgment or qualitative analysis. We therefore give no opinion as to the value or merit standing alone of any one or more parts of the material that follows.

Our only opinion is the formal written opinion Houlihan Capital has expressed as to the fairness of the Transaction, from a financial point of view, to the Company’s existing Shareholders. The Opinion does not constitute a recommendation to proceed with the Transaction. We are expressing no opinion as to the income tax consequences of the Transaction. Houlihan Capital did not provide advice concerning the structure of the Transaction, and Houlihan Capital expressed no opinion as to whether any alternative transaction might have resulted in terms and conditions more favorable to the Company or the existing Shareholders than those contemplated by the Transaction.

In our analysis and in connection with the preparation of the Opinion, Houlihan Capital has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Transaction. The Opinion, the analyses contained herein, and all conclusions drawn from such analyses are necessarily based upon market, economic and other conditions that exist and can be evaluated as of the date of this presentation.

Houlihan Capital, a Financial Industry Regulatory Authority (FINRA) member, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements, bankruptcy, capital restructuring, solvency analyses, stock buybacks, and valuations for corporate and other purposes. Neither Houlihan Capital, nor any of its principals, has any ownership or other beneficial interests in the Company and has provided no previous investment banking or consulting services to the Company. Houlihan Capital will receive a non-contingent fee from the Company relating to its services in providing the Opinion. In an engagement letter dated June 29, 2021, Client has agreed to indemnify Houlihan Capital for certain specified matters in connection with Houlihan Capital’s services.

D-3

Board of Directors of Telkonet, Inc.

July 23, 2021

Fairness Opinion

As of the date hereof, it is Houlihan Capital’s opinion that the Consideration to be paid to the Company in the Transaction is fair, from a financial point of view, to the existing Shareholders of the Company.

Respectfully submitted,

/s/ Houlihan Capital, LLC

Houlihan Capital, LLC

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